Narragansett Insured Tax-Free Income Fund

                               380 Madison Avenue
                                   Suite 2300
                            New York, New York 10017
                                  800-453-6864
                                  212-697-6666

Prospectus
Class A Shares
Class C Shares                                           October 31, 1996

The Fund is a mutual fund whose objective is to seek to provide a high level of preservation for investors' capital and consistency in the payment of current income which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes.

             To achieve this objective, the Fund will invest primarily in tax-free municipal obligations which are insured by nationally recognized insurers of municipal obligations. While individual securities are insured as to the timely payment of principal and interest when due, the Fund's share value and dividend rate are not fixed and will vary with prevailing interest rates and economic and market factors.

             Municipal obligations which are so insured generally carry the highest credit rating (Aaa or AAA) assigned by Moody's Investors
Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").
The Fund's goal, which is not assured, is to have 100% of the Fund's assets invested in insured obligations. If any uninsured obligations are purchased by the Fund, they must either be rated within the four highest credit ratings, which are considered as "investment grade," or, if unrated, be determined to be of comparable quality by the Fund's Adviser, Citizens Trust Company.

             This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund dated October 31, 1996 (the "Additional Statement") has been filed with the Securities and Exchange
Commission and is available without charge upon written request to Administrative Data Management Corp., the Fund's Shareholder
Servicing Agent, at the address given below, or by calling the telephone number(s) given below. The Additional Statement contains information about the Fund and its management not included in the Prospectus. The Additional Statement is incorporated by reference in its entirety in the Prospectus. Only when you have read both the Prospectus and the Additional Statement are all material facts about the Fund available to you.

             INSURANCE COVERS TIMELY PAYMENT OF PRINCIPAL AND INTEREST WHEN DUE ON INDIVIDUALLY INSURED SECURITIES IN THE FUND'S INVESTMENT
PORTFOLIO. INSURANCE DOES NOT, HOWEVER, INSURE AGAINST FLUCTUATIONS
IN THE VALUE OF THE FUND'S SHARES AND DIVIDEND RATES, WHICH ARE NOT
FIXED AND WILL VARY WITH PREVAILING INTEREST RATES AND ECONOMIC AND
MARKET FACTORS.

             SHARES OF THE FUND ARE NOT DEPOSITS IN, OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY CITIZENS TRUST COMPANY (THE "ADVISER"), CITIZENS BANK OR ITS BANK OR NON-BANK AFFILIATES OR BY ANY OTHER
BANK. SHARES OF THE FUND ARE NOT INSURED OR GUARANTEED BY THE
FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR GOVERNMENT SPONSORED AGENCY OF THE FEDERAL GOVERNMENT OR ANY STATE.

             AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

              For Purchase, Redemption or Account inquiries contact
                    The Fund's Shareholder Servicing Agent:
                      Administrative Data Management Corp.
                   581 Main Street, Woodbridge, NJ 07095-1198
                   Call 800-637-4633 toll free or 908-855-5731

                   For General Inquiries & Yield Information,
                   Call 800-453-6864 toll free or 212-697-6666
                          In Rhode Island: 401-453-6864

This Prospectus Should Be Read and Retained For Future Reference

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PICTURE

PICTURE

PICTURE







             The Fund invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Rhode Island. Most of these securities are used to finance long-term municipal projects;
examples are pictured above. (See "Investment of the Fund's
Assets.") The municipal obligations which financed projects of which these are typical, were included in the Fund's portfolio as of September 30, 1996, and together represented 19.41% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

                                   HIGHLIGHTS

             Narragansett Insured Tax-Free Income Fund, founded by Aquila Management Corporation in 1992 and one of the Aquilasm Group of Funds, is an open-end, non-diversified management investment company (a "mutual fund") which invests in tax-free municipal bonds and notes, the kind of obligations issued by the State of Rhode
Island and its various local authorities to finance such long-term projects as schools, roads, hospitals, and water facilities throughout Rhode Island or to finance short-term needs. (See
"Introduction.")

             Insured Obligations - The Fund's investments will be primarily municipal obligations which are insured as to the timely payment of principal and interest when due by nationally recognized insurers of such obligations. The goal of the Fund, which is not assured, is to have 100% of the Fund's assets so invested. While individual portfolio securities of the Fund will be so insured, the Fund's share value and dividend rate are not fixed or insured and will fluctuate with prevailing interest rates and other economic and market factors. (See "Factors Which May Affect the Value of the
Fund's Investments and Their Yields.")

             Investment Grade - Other than insured municipal obligations which are rated Aaa or AAA, the Fund will acquire only those municipal obligations which, at the time of purchase, are within the four highest credit ratings assigned by Moody's Investors
Service, Inc. or Standard & Poor's Corporation, or are determined by the Adviser to be of comparable quality . In general there are nine separate credit ratings , ranging from the highest to the lowest credit ratings for municipal obligations. Obligations within the top four ratings are considered "investment grade," but those in the fourth rating may have speculative characteristics as well.
(See "Investment of the Fund's Assets.")

             Tax-Free Income - The municipal obligations in which the Fund invests pay interest which is exempt from both State of Rhode
Island personal income taxes and regular Federal income taxes.
Dividends paid by the Fund from this income are likewise free of both such taxes. It is, however, possible that in certain circumstances, a small portion of the dividends paid by the Fund will be subject to income taxes. In addition, the Federal alternative minimum tax may apply to some investors; however, not more than 20% of the Fund's net assets can be invested in obligations paying interest which is subject to this tax. The receipt of exempt-interest dividends from the Fund may result in some portion of social security payments or railroad retirement benefits being included in taxable income. Capital gains distributions, if any, are taxable. (See "Dividend and Tax
Information.")

             Initial Investment - You may open your account with any purchase of $1,000 or more or by opening an Automatic Investment Program which makes purchases of $50 or more each month. See the Application, which is in the back of the Prospectus. (See "How to Invest in the Fund," which includes applicable sales charge information.)

             Additional Investments - You may make additional investments at any time and in any amount, directly or, if in an amount of $50 or more, through the convenience of having your investment electronically transferred from your financial institution account into the Fund by Automatic Investment or Telephone Investment. (See
"How to Invest in the Fund.")

             Alternative Purchase Plans - The Fund provides two alternative ways for individuals to invest. (See "Alternative Purchase Plans.")
One way permits individual investors to pay distribution and certain service charges principally at the time they purchase shares; the other way permits investors to pay such costs over a period of time, but without paying anything at time of purchase, much as goods can be purchased on an installment plan. For this purpose the Fund offers the following classes of shares, which differ in their expense levels and sales charges:

             * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. (See "How to Purchase Class A Shares.") Class A Shares are subject to an asset retention service fee under the Fund's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares. (See "Distribution Plan.")

             * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. (See "Distribution Plan" and "Shareholder Services Plan for Class C Shares.") Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC") ; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. (See "Alternative Purchase Plans," "Computation of the Holding Periods for Class C Shares" and "How to Purchase Class C Shares.")

             The Fund also issues Institutional Class Shares ("Class Y Shares") that are sold only to certain institutional investors.
Class Y Shares are not offered by this Prospectus.

             Class A Shares and Class C Shares are only offered for sale in certain states. (See "How to Invest in the Fund.") If shares of the Fund are sold outside those states the Fund may be required to redeem them. If your state of residence is not Rhode Island, the dividends from the Fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Fund.

             Monthly Income - Dividends are declared daily and paid monthly. At your choice, dividends are paid by check mailed to you, directly deposited into your financial institution account or automatically reinvested without sales charge in additional shares of the Fund at the then-current net asset value. Specific classes of shares will have different dividend amounts due to their particular expense levels. (See "Dividend and Tax Information.")

             Redemptions - Liquidity - You may redeem any amount of your account on any business day at the next determined net asset value by telephone, FAX or mail request, with proceeds being sent to a predesignated financial institution, if you have elected Expedited Redemption. Proceeds will be wired or transferred through the facilities of the Automated Clearing House, wherever possible, upon request, if in an amount of $1,000 or more, or will be mailed. For these and other redemption procedures see "How to Redeem Your Investment." There are no penalties or redemption fees for redemption of Class A Shares. However, there is a contingent deferred sales charge with respect to certain Class A Shares which have been purchased in amounts of $1 million or more (see "Purchase of $1 Million or More"). If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC") at the rate of 1%. (See "Alternative Purchase Plans" - "Class C Shares.")

             Local Investment Management and Fee Arrangements - Citizens Trust Company serves as the Fund's Investment Adviser, providing experienced local professional management. The Fund pays fees at a rate of up to 0.23 of 1% of average annual net assets to its Adviser and up to 0.27 of 1% of such assets to its Administrator for total fees at a rate of up to 0.50 of 1% of average annual net assets, although some or all of these fees will be waived temporarily. (See "Table of Expenses" and "Management
Arrangements.")

             Many Different Issues - Even a small investment in the Fund allows you to have the advantages of a portfolio which consists of over 110 issues with different maturities. (See "Investment of the Fund's Assets.")

             Certain Stabilizing Measures - To attempt to protect against declines in the value of its investments and other market risks, the Fund will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases of other than insured issues, broadening diversification and increasing its position in cash.

             Exchanges - You may exchange Class A or Class C Shares of the Fund into corresponding classes of shares of other Aquila-sponsored tax-free municipal bond mutual funds or two Aquila-sponsored equity funds. You may also exchange them into shares of the Aquila-sponsored money market funds. The exchange prices will be the respective net asset values of the shares. (See "Exchange
Privilege.")

             Risks and Special Considerations - The share price, determined on each business day, varies with the market prices of the Fund's portfolio securities, which fluctuate with market conditions, including prevailing interest rates. Accordingly, the proceeds of redemptions may be more or less than your original cost. (See
"Factors Which May Affect the Value of the Fund's Investments and
Their Yields.") The Fund's assets, being primarily or entirely
Rhode Island issues, are subject to economic and other conditions affecting Rhode Island. (See "Risk Factors and Special
Considerations Regarding Investment in Rhode Island Obligations.") Moreover, the Fund is classified as a "non-diversified" investment company, because it may choose to invest in the obligations of a relatively limited number of issuers. (See "Investment of the Fund's Assets.")

             Statements and Reports - You will receive statements of your account monthly as well as each time you add to your account or take money out. Additionally, you will receive a Semi-Annual Report and an audited Annual Report.


                   NARRAGANSETT INSURED TAX-FREE INCOME FUND
                               TABLE OF EXPENSES


                                                          Class A    Class C
Shareholder Transaction Expenses                          Shares     Shares
   Maximum Sales Charge Imposed at Time of Purchase...    4.00%      None
    (as a percentage of the offering price)
   Maximum Sales Charge Imposed on Reinvested Dividends   None       None
   Maximum Deferred Sales Charge .....................    None(1)    1.00%(2)
   Redemption Fees ...................................    None       None
   Exchange Fee ......................................    None       None

Annual Fund Operating Expenses
 (as a percentage of average net assets)

   Investment Advisory Fee After Waiver (4) ..........    0.05%      0.05%(3)
   12b-1 Fee After Expense Reimbursement (4) .........    0.00%      0.75%
   All Other Expenses After Expense
       Reimbursement and Fee Waiver (4) ..............    0.16%      0.41%(3)
     Administration Fee After Waiver (4) ............  0.06%     0.06%(3)
     Service Fee ....................................  None      0.25%
     Other Expenses After Expense Reimbursement (4)..  0.10%     0.10%(3)
   Total Fund Operating Expenses After Expense
       Reimbursement and Fee Waivers (4) ...............  0.21%      1.21%(3)

Example (5)
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                              One       Three     Five      Ten
                              Year      Years     Years     Years
Class A Shares                $42       $46       $51       $66
Class C Shares
  With complete redemption
    at end of period          $22       $38       $67       $93 (6)
  With no redemption          $12       $38       $67       $93 (6)


(1) Certain shares purchased in transactions of $1 million or more without a sales charge may be subject to a contingent deferred sales charge of up to 1% upon redemption during the first four years after purchase. See "Purchase of $1 Million or More".

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares (or on the original price, whichever is lower) if redeemed during the first 12 months after purchase.

(3) Estimated based upon amounts incurred by the Fund's Class A Shares during its most recent fiscal year.

(4) The Fund's operating expenses are anticipated to be incurred at the annual rate of 0.21%, whereas without fee waivers and expense reimbursement, they would have been incurred at the following annual rates: for Class A
Shares, investment advisory fee, 0.23%; 12b-1 fee, 0.15%; administration fee, 0.27%; other expenses, 0.52%, for total operating expenses of 1.17%;
for Class C Shares, investment advisory fee, 0.23%; 12b-1 fee, 0.75%; administration fee, 0.27%; service fee, 0.25%; other expenses, 0.52%, for total Fund operating expenses of 2.02%. Operating expenses are being subsidized through reimbursement by the Administrator. This subsidy is being phased out progressively so that the Fund will bear all of its own expenses, other than advisory and administration fees, once its asset size reaches approximately $60 million. Also, fees are being waived by the Adviser and Administrator and it is anticipated that once the asset size of the Fund reaches approximately $60 million these waivers will be increasingly reduced as the asset size of the Fund increases, so that when assets exceed approximately $150 million a substantial portion or all of these fees will be paid. The undertakings of the Adviser and Administrator as to fee waivers and the practices of the Administrator as to expense reimbursement may operate to reduce the fees and expenses of the Fund during the development stage of the Fund (see "Management Arrangements").

(5) The expense example is based upon the above shareholder transaction expenses (in the case of Class A Shares, this includes a sales charge of $40 for a $1,000 investment) and estimated annual Fund operating expenses. It is also based upon amounts at the beginning of each year which includes the prior year's assumed results. A year's results consist of an assumed 5% annual return less total operating expenses;
the expense ratio was applied to an assumed average balance (the year's starting investment plus one-half the year's results). Each figure represents the cumulative expenses so determined for the period specified.

(6) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares.



THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE SECURITIES AND EXCHANGE COMMISSION SPECIFIES THAT ALL MUTUAL FUNDS USE THE 5% ANNUAL RATE OF RETURN FOR PURPOSES OF PREPARING THE ABOVE EXAMPLE. THE ASSUMED 5% ANNUAL RETURN SHOULD NOT BE INTERPRETED AS A PREDICTION OF AN ACTUAL RETURN, WHICH MAY BE HIGHER OR LOWER. THE EXAMPLE ALSO REFLECTS THE MAXIMUM SALES CHARGE. SEE "HOW TO INVEST IN THE FUND".

The purpose of the above table is to assist the investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The above table should not be considered a commitment or prediction that any fees, or that any particular portion of fees, will be waived, or that any particular expenses will be reimbursed. (See "Management Arrangements" for a more complete description of the various investment advisory and administration fees.)


               NARRAGANSETT INSURED TAX-FREE INCOME FUND
                        FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The following table of Financial Highlights has been audited by KPMG Peat
Marwick LLP, independent auditors, whose report thereon is included in the Fund's financial statements contained in its Annual Report, which are incorporated by reference into the Additional Statement. The information provided in the table should be read in conjunction with the financial statements and related notes.

                                   Class A(1)               Period(3) Class C(2)
                                 Year ended June 30,        Ended     Period
                                                            June 30,  Ended
                              1996      1995      1994      1993**    June 30,
                                                                      1996
Net Asset Value, Beginning
  of Period ................   $9.80     $9.44    $10.07     $9.60     $9.94

Income from Investment
 Operations:
  Net investment income ....    0.52      0.54      0.53      0.39     0.07
  Net gain (loss) on
    securities (both realized
    and unrealized) ........    0.13      0.36     (0.63)     0.47     (0.01)
  Total from Investment
    Operations .............    0.65      0.90     (0.10)     0.86     0.06

Less Distributions:
  Dividends from net
    investment income ......   (0.52)    (0.54)    (0.53)    (0.39)    (0.07)
  Distributions from
    capital gains ..........     -         -         -          -        -
  Total Distributions ......   (0.52)    (0.54)    (0.53)    (0.39)    (0.07)

Net Asset Value, End of
  Period ...................   $09.93     $9.80     $9.44    $10.07    $9.93
Total Return (not reflecting
  sales charge).............    6.72%     9.82%    (1.11)%   9.18%+    0.60+

Ratios/Supplemental Data
  Net Assets, End of Period
    (in thousands) .........   $37,988   $34,373   $31,660   $15,249   0.1
  Ratio of Expenses to
    Average Net Assets .....    0.14%     0.06%     0.02%        0%*   0.20+
  Ratio of Net Investment
    Income to Average Net
    Assets .................    5.19%     5.63%     5.30%     5.28%*   0.72+
  Portfolio Turnover Rate ..       0%        0%        0%     2.56%+      0%

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:

  Net Investment Income ....   $0.42     $0.43      $0.40     $0.20    0.06
  Ratio of Expenses to
    Average Net Assets .....   1.17%*    1.19%      1.32%     2.56%*   0.32+
  Ratio of Net Investment
    Income to Average Net
    Assets .................   4.16%*    4.50%      4.00%     2.72%*   0.61+



(1)  Designated as Class A Shares on May 1, 1996.

(2)  New Class of Shares established on May 1, 1996.

(3)  From September 10, 1992 (commencement of operations) to June 30, 1993.

+    Not Annualized.

*    Annualized.


                          INTRODUCTION

     The Fund's shares are designed to be a suitable investment for investors who seek a high level of preservation for the principal of their investment and consistency in the payment of income which is exempt from regular State of Rhode Island personal income taxes and regular Federal income taxes.

     You may invest in shares of the Fund as an alternative to direct investments in Rhode Island Obligations, as defined below, which may include obligations of certain non-Rhode Island issuers. The Fund offers you the opportunity to keep assets fully invested in a vehicle that provides a professionally managed portfolio of Rhode Island Obligations which may, but not necessarily will, be more diversified, higher yielding or more stable and more liquid than you might be able to obtain on an individual basis by direct purchase of Rhode Island Obligations.

     Through the convenience of a single security consisting of shares of the Fund, you are also relieved of the inconvenience associated with direct investments of fixed denominations, including the selecting, purchasing, handling, monitoring call provisions and safekeeping of Rhode Island Obligations.

     Rhode Island Obligations are a type of municipal obligation. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less while municipal bonds have extended maturities. Municipal notes include: project notes, which sometimes carry a U.S. Government guarantee; tax anticipation notes; revenue anticipation notes; bond anticipation notes; construction loan notes; and floating and variable rate demand notes. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment. The purposes for which municipal obligations such as bonds are issued include the construction of a wide range of public facilities such as highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities.

                 INVESTMENT OF THE FUND'S ASSETS

     The Fund's objective is to seek a high level of preservation for investor's capital and consistency in the payment of current income which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes. There is no assurance, however, that the Fund will achieve its objective, which is a fundamental policy of the Fund. (See "Investment Restrictions" for a description of the Fund's fundamental policies.) In seeking its objective, the Fund will invest primarily in Rhode Island Obligations (as defined below) which are insured by nationally recognized insurers of municipal obligations as to the timely payment of principal and interest when due. The value of the Fund's shares will tend to fluctuate with prevailing interest rates and economic and market factors.

     As used in the Prospectus and the Additional Statement, the term "Rhode Island Obligations" means obligations, including those of certain non-Rhode Island issuers, of any maturity which pay interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from Rhode Island personal income taxes and regular Federal income taxes. Although exempt from regular Federal income tax, interest paid on certain types of Rhode Island Obligations, and dividends which the Fund might pay from this interest, are preference items as to the Federal alternative minimum tax ("AMT"); for further information, see "Dividend and Tax Information." As a fundamental policy, at least 80% of the Fund's net assets will be invested in Rhode Island Obligations income paid upon which will not be subject to the AMT; accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the AMT. The Fund may refrain entirely from purchasing Rhode Island Obligations subject to AMT.

     The non-Rhode Island bonds or other obligations, the interest on which is exempt under present law from State of Rhode Island personal income taxes and regular Federal income taxes, are the bonds or other obligations issued by or under the authority of such issuers as Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. The Fund will not purchase Rhode Island Obligations of non-Rhode Island issuers unless Rhode Island Obligations of Rhode Island issuers of the desired quality, maturity and interest rate are not available. As a Rhode Island-oriented fund, it is a fundamental policy that at least 65% of the Fund's total assets will be invested in Rhode Island Obligations of Rhode Island issuers.

Insurance Feature

     The purpose of having insurance on investments in Rhode Island Obligations in the Fund's portfolio is to reduce financial risk for investors in the Fund.

     Insurance as to the timely payment of principal and interest when due for Rhode Island Obligations is acquired as follows:

     (i) obtained by the issuer of the Rhode Island Obligations at the time of original issue of the obligations, known as "New Issue Insurance," or

     (ii) purchased by the Fund or a previous owner with respect to specific Rhode Island Obligations, termed "Secondary Market
Insurance."

     The insurance of principal under these types of insurance policies refers to the payment of the face or par value of the Rhode Island Obligation when due. Insurance is not affected by nor does it insure the market price paid by the Fund for the obligation. The market value of obligations in the Fund will, from time to time, be affected by various factors including the general movement of interest rates. The value of the Fund's shares is not insured.

     In order to reduce financial risk to the Fund's investors as much as practical, it is a goal of the Fund, which is not assured, that 100% of the Fund's assets will be invested in insured Rhode Island Obligations. However, if the Board of Trustees determines that there is an inadequate supply in the marketplace of Rhode Island Obligations covered by New Issue Insurance and that appropriate Secondary Market Insurance cannot be obtained for other Rhode Island Obligations on terms that are financially advantageous to the Fund as a result of market conditions or other factors, then the Fund may invest in Rhode Island Obligations that are not insured. As a fundamental policy, 65% of the Fund's total net assets will be invested in Rhode Island Obligations which are insured.

     New Issue Insurance is obtained by the issuer of the Rhode Island Obligations and all premiums respecting such securities are paid in advance by such issuer. Such policies are noncancelable and continue in force so long as the Rhode Island Obligations are outstanding and the insurer remains in business.

     The Fund may also purchase Secondary Market Insurance on any Rhode Island Obligation purchased by the Fund. By purchasing Secondary Market Insurance, the Fund will obtain, upon payment of a single premium, insurance against nonpayment of scheduled principal and interest for the remaining term of the Rhode Island Obligation, regardless of whether the Fund then owns such security. Such insurance coverage is noncancelable and continues in force so long as the security so insured is outstanding and the insurer remains in business. The purposes of acquiring Secondary Market Insurance are to insure timely payment of principal and interest when due and to enable the Fund to sell a Rhode Island Obligation to a third party as a high-rated insured Rhode Island Obligation at a market price greater than what otherwise might be obtainable if the security were sold without the insurance coverage. There is no assurance that such insurance can be obtained at rates that would make its purchase advantageous to the Fund.

     New Issue Insurance and Secondary Market Insurance will be obtained from some or all of the following: Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("Financial Guaranty") and AMBAC Indemnity Corporation ("AMBAC Indemnity"). See the Additional Statement for information about these companies. The Fund may also purchase insurance from, or Rhode Island Obligations insured by, other insurers. However, the Fund will seek to ensure that any insurer used will itself have a Aaa or AAA rating.

     Further information concerning the insurance feature appears in the Additional Statement.

Risk Factors and Special Investment
Considerations Regarding the Insurance Feature

     While the insurance feature is intended to reduce financial risk, in some instances there is a cost to be borne by the Fund for such a feature. In general, the insurance premium cost of New Issue Insurance is borne by the issuer.

     Secondary Market Insurance, if purchased by the Fund, involves payment of a single premium, the cost of which is added to the cost basis of the price of the security. It is not considered an item of expense of the Fund, but rather an addition to the price of the security. Upon sale of a security so insured, the excess, if any, of the security's market value as an "Aaa" or "AAA" rated security over its market value without such rating, including the cost of the single premium for Secondary Market Insurance, would inure to the Fund in determining the net capital gain or loss realized by the Fund.

     In practice, those nationally recognized insurers which provide insurance generally do so only for municipal obligations which on their own would be rated within the top four credit ratings, and preferably with at least an "A" rating by such credit rating agencies as Moody's or S&P.

     New Issue Insurance and Secondary Market Insurance do not terminate with respect to a Rhode Island Obligation once the obligation is sold by the Fund.

Information about the Fund's Investments

     Municipal obligations which are insured are generally rated Aaa or AAA by the major credit rating agencies, the highest attainable credit rating assigned by these rating agencies. If the Fund purchases uninsured Rhode Island Obligations, which it may do, in order to maintain a quality-oriented portfolio, the Fund will purchase only investment grade securities. Any such Rhode Island Obligations which the Fund purchases must, at the time of purchase, either (i) be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); or (ii) if unrated, be determined to be of comparable quality to municipal obligations so rated by Citizens Trust Company (the "Adviser"), the Fund's investment adviser (subject to the direction and control of the Board of Trustees).

     In general, there are nine separate credit ratings, ranging from the highest to the lowest credit standards for municipal obligations. Municipal obligations rated in the fourth highest credit rating are considered by such rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have some speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

     Except as set forth under "Risk Factors and Special Investment Considerations Regarding the Insurance Feature," above, if after purchase the rating of any rated Rhode Island Obligation is downgraded such that it could not then be purchased by the Fund, or, in the case of an unrated Rhode Island Obligation, if the Adviser determines that the unrated obligation is no longer of comparable quality to those rated obligations which the Fund may purchase, it is the current policy of the Fund to cause any such obligation to be sold as promptly thereafter as the Adviser in its discretion determines to be consistent with the Fund's objectives; such obligation remains in the Fund's portfolio until it is sold. In addition, because a downgrade often results in a reduction in the market price of a downgraded obligation, sale of such an obligation may result in a loss. See Appendix A to the Additional Statement for further information as to these ratings. The Fund can purchase industrial development bonds only if they meet the definition of Rhode Island Obligations, i.e., the interest on them is exempt from Rhode Island State and regular Federal income taxes.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund also intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Fund, at least 50% of its assets must consist of (i) cash; and (ii) securities which, as to any one issuer, do not exceed 5% of the value of the Fund's assets. If the Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. The Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers. The Fund's assets, being primarily or entirely Rhode Island issues, are accordingly subject to economic and other conditions affecting Rhode Island.

Possible Stabilizing Measures

     The Fund will employ such traditional measures as upgrading credit standards for portfolio purchases of other than insured obligations, varying maturities, , broadening diversification and increasing its position in cash and cash equivalents in attempting to protect against declines in the value of its investments and other market risks. There can, however, be no assurance that these will be successful.

Floating and Variable Rate Demand Notes

     Floating and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30 days' notice. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

Participation Interests

     The Fund may purchase from financial institutions participation interests in Rhode Island Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the underlying Rhode Island Obligations in the proportion that the Fund's participation interest bears to the total amount of the underlying Rhode Island Obligations. All such participation interests must meet the Fund's credit requirements. See "Limitation to 10% as to Certain Investments."

When-Issued and Delayed Delivery Purchases

     The Fund may buy Rhode Island Obligations on a when-issued or delayed delivery basis when it has the intention of acquiring them. The Rhode Island Obligations so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place; their value at the delivery date may be less than the purchase price. The Fund cannot enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. If the Fund chooses to dispose of the right to acquire a when-issued obligation prior to its acquisition, it could, as with the disposition of any other portfolio holding, incur a gain or loss due to market fluctuation; any such gain would be a taxable short-term gain. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account with the Custodian, which is marked to market every business day. See the Additional Statement for further information.

Limitation to 10% as to Certain Investments

     The Fund cannot purchase Rhode Island Obligations that are not readily marketable if thereafter more than 10% of its net assets would consist of such investments. However, this 10% limit does not include any Rhode Island Obligations as to which the Fund can exercise the right to demand payment in full within three days and as to which there is a secondary market. Floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) are considered illiquid unless determined by the Board of Trustees to be readily marketable. (See the Additional Statement.)

Current Policy as to Certain Obligations

     The Fund will not invest more than 25% of its total assets in
(i) Rhode Island Obligations the interest on which is paid from revenues of similar type projects or (ii) industrial development bonds, unless the Prospectus and/or the Additional Statement are supplemented to reflect the change and to give additional information.

Factors Which May Affect the Value
of the Fund's Investments and Their Yields

     The value of the Rhode Island Obligations in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates, and may be subject to other market, credit and economic factors as well. If the prevailing interest rates go up after the Fund buys Rhode Island Obligations, the value of these obligations will normally go down; if these rates go down, the value of these obligations will normally go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term Rhode Island Obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. For this reason, the Fund may, to achieve a defensive position, shorten the average maturity of its portfolio. The Fund's portfolio will represent a blend of short-term and long-term obligations designed to reduce fluctuations in the net asset value of the Fund's shares.

Risks and Special Considerations Regarding Investment In
Rhode Island Obligations

     The following is a discussion of the general factors that might influence the ability of issuers to repay principal and interest when due on the Rhode Island Obligations contained in the portfolio of the Fund. Such information is derived from sources that are generally available to investors and is believed by the Fund to be accurate, but has not been independently verified and may not be complete.

     Rhode Island experienced significant economic growth during most of the 1980's. Its economy became more diversified as reliance on manufacturing employment decreased and non-manufacturing employment grew. From 1980 to 1989 per capita income growth exceeded national growth levels, and employment growth and total personal income growth both paralleled national growth levels.

     Since 1989, there was a national and regional economic slowdown resulting in rising unemployment rates and the slowing of personal income growth. Rhode Island, like other New England states, began to experience a slowdown in its economy at that time. Its unemployment rate increased from 4.1% in 1989 to 6.8% in 1990, to 8.6% in 1991 and to 8.9% in 1992. Personal income slowed from an annual rate of growth of 9.0% in 1988 to 2.1% in 1991. Real personal income growth slowed from 4.5% to -1.8% for the same years. Personal income growth is forecast to be below the growth rate for the United States as a whole.

     The economic slowdown has resulted in significant budget constraints. Declining revenues, combined with increased demand for certain governmental services, such as public assistance, have occurred as a result of the difficult general economic conditions. The State constitution requires that Rhode Island end each year with a balanced budget and does not permit a deficit to continue into the next fiscal year. The constitutional mandate and overall budgeting pressure forced state officials to review the State's overall fiscal outlook and structural issues pertaining to its financial structure. Revenue estimating procedures were improved, and five-year projections were published with the annual budget submission. Major program reductions and eliminations were adopted. A constitutional amendment was adopted by voter referendum to mandate a "rainy day fund." A capital budgeting process was initiated along with increased emphasis on debt management. See the Additional Statement for further information.

                     INVESTMENT RESTRICTIONS

     The Fund has a number of policies about what it can and cannot do. Certain of these policies, identified in the Prospectus and in the Additional Statement as "fundamental policies," cannot be changed unless the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding shares vote to change them. (See the Additional Statement for a definition of such a majority.) All other policies can be changed from time to time by the Board of Trustees without shareholder approval. Some of the more important of the Fund's fundamental policies, not otherwise identified in the Prospectus, are set forth below; others are listed in the Additional Statement.

1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than Rhode Island
Obligations meeting the standards stated under "Investment of the Fund's Assets."

2. The Fund has industry investment requirements.

     The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry. The Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

3. The Fund cannot make loans.

     The Fund can buy those Rhode Island Obligations which it is permitted to buy (see "Investment of the Fund's Assets"); this is investing, not making a loan. The Fund cannot lend its portfolio securities.

4. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund's income. Except in connection with borrowings, the Fund will not issue senior securities. The Fund will not purchase any Rhode Island Obligations while it has any outstanding borrowings which exceed 5% of the value of its total assets.

                    NET ASSET VALUE PER SHARE

     The Fund's net asset value and offering price per share of each class are determined as of 4:00 p.m. New York time on each day that the New York Stock Exchange is open (a "business day"). The net asset value per share is determined by dividing the value of the net assets (i.e., the value of the assets less liabilities) by the total number of shares outstanding. Determination of the value of the Fund's assets is subject to the direction and control of the Fund's Board of Trustees. In general it is based on market value, except that Rhode Island Obligations maturing in 60 days or less are generally valued at amortized cost; see the Additional Statement for further information.

                   ALTERNATIVE PURCHASE PLANS

     In this Prospectus, the Fund provides individual investors with the option of two alternative ways to purchase shares, through two separate classes of shares. All classes represent interests in the same portfolio of Rhode Island Obligations. The primary distinction among the classes of shares offered to individuals lies in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

     If you choose to purchase Class A Shares you will pay the applicable sales charge at the time of your purchase. By purchasing Class C Shares, you will pay a sales charge over a period of six years after purchase but without paying anything at time of purchase, much as goods can be purchased on an installment plan. You are subject to a conditional deferred sales charge, described below, but only if you redeem your Class C Shares before they have been held 12 months from your purchase. (See "Computation of Holding Periods for Class C Shares.")

     Class A Shares, "Front-Payment Class Shares," are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. When you purchase Class A Shares, the amount of your investment is reduced by the applicable sales charge.Class A Shares are subject to an asset retention service fee under the Fund's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares. Certain Class A Shares purchased in transactions of $1 million or more are subject to a contingent deferred sales charge. (See "Purchase of $1 Million or More.")

     Class C Shares, "Level-Payment Class Shares," are offered to anyone at net asset value with no sales charge payable at purchase but with a level charge for distribution fees and service fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. (See "Distribution Plan" and "Shareholder Services Plan for Class C Shares.") Six years after the date of purchase, Class C Shares, including Class C Shares acquired in exchange for other Class C Shares under the Exchange Privilege (see "Exchange Privilege"), are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase, you will pay a contingent deferred sales charge ("CDSC") at the rate of 1%, calculated on the net asset value of the redeemed Class C Shares at the time of purchase or of redemption, whichever is less. The amount of any CDSC will be paid to the Distributor. The CDSC does not apply to shares acquired through the reinvestment of dividends on Class C Shares or to any Class C Shares held for more than 12 months after purchase. In the Prospectus, 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. (See "Computation of Holding Periods for Class C Shares" and "How to Purchase Class C Shares.")

     In determining whether a CDSC is payable on a redemption of Class C Shares, it will be assumed that the redemption is made first of any shares acquired as dividends or distributions, second of any Class C Shares you have held for more than 12 months from the date of purchase and finally of those Class C Shares as to which the CDSC is payable which you have held the longest. This will result in your paying the lowest possible CDSC.

Computation of Holding Periods for Class C Shares

     For purposes of determining the holding period for Class C Shares, all of your purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The 12-month CDSC holding period will end on the first business day of the 12th calendar month after the date your purchase is deemed to have been made. Accordingly, the CDSC holding period applicable to your Class C Shares may be up to one month less than the full 12 months depending upon when your actual purchase was made during a month. Running of the 12-month CDSC holding period will be suspended for one month for each period of thirty days during which you have held shares of a money market fund you have received in exchange for Class C Shares under the Exchange Privilege. (See "Exchange Privilege.")

     Your Class C Shares will automatically convert to Class A Shares six years after the date of purchase, together with a pro-rata portion of all Class C Shares representing dividends and other distributions paid in additional Class C Shares. The Class C Shares so converted will no longer be subject to the higher expenses borne by the Class C Shares. The conversion will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored tax-free municipal bond funds or equity funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila bond or equity funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a money market fund you have received in exchange for Class C Shares under the Exchange Privilege. (See "Exchange Privilege.")

     The following chart summarizes the principal differences between Class A Shares and Class C Shares.



                         Class A                  Class C

Initial Sales            Maximum of 4.00%         None
Charge                   of the public
                         offering price


Contingent               None (except             Maximum CDSC
Deferred                 for certain              of 1% if shares
Sales Charge             purchases over           redeemed before
                         $1 million)              12 months; 0%
                                                  after 12 months


Distribution and         0.15 of 1%               Distribution fee
Service Fees                                      of 0.75 of 1% and
                                                  a service fee of
                                                  0.25 of 1% for a
                                                  total of 1%,
                                                  payable for six
                                                  years

Other Information        Initial sales            Shares convert
                         charge waived            to Class A Shares
                         or reduced in            after six years
                         some cases


Factors to Consider in Choosing Classes of Shares

     This discussion relates to the major differences between Class A Shares and Class C Shares. It is recommended that any investment in the Fund be considered long-term in nature.

     Over time, the cumulative total cost of the 1% annual service and distribution fees on the Class C Shares will equal or exceed the total cost of the initial 4% maximum initial sales charge and
0.15 of 1% annual fee payable for Class A Shares. For example, if equal amounts were paid at the same time for Class A Shares (where the amount invested is reduced by the amount of the sales charge) and for Class C Shares (which carry no sales charge at the time of purchase) and the net asset value per share remained constant over time, the total of such costs for Class C Shares would equal the total of such costs for Class A Shares after approximately four and two-thirds years. This example assumes no redemptions and disregards the time value of money. Purchasers of Class C Shares have all of their investment dollars invested from the time of purchase, without having their investment reduced at the outset by the initial sales charge payable for Class A Shares. If you invest in Class A Shares you will pay the entire sales charge at the time of purchase. Accordingly, if you expect to redeem your shares within a reasonably short time after purchase, you should consider the total cost of such an investment in Class A Shares compared with a similar investment in Class C Shares. The example under "Table of Expenses" shows the effect of Fund expenses for both classes if a hypothetical investment in each of the classes is held for 1, 3, 5 and 10 years. (See the Table of Expenses.)

     Dividends and other distributions paid by the Fund with respect to shares of each class are calculated in the same manner and at the same time. The dividends actually paid with respect to Class C Shares will be lower than those paid on Class A Shares because Class C Shares bear higher distribution and service fees and will have a higher expense ratio. In addition, the dividends of each class can vary because each class will bear certain class-specific charges. For example, each class will bear the costs of printing and mailing annual reports to its own shareholders.

                    HOW TO INVEST IN THE FUND

     The Fund's shares may be purchased through any investment broker or dealer (a "selected dealer") which has a sales agreement with Aquila Distributors, Inc. (the "Distributor") or through the Distributor. There are two ways to make an initial investment: (i) order the shares through your investment broker or dealer, if it is a selected dealer; or (ii) mail the Application with payment to Administrative Data Management Corp. (the "Agent") at the address on the Application. If you purchase Class A Shares, the applicable sales charge will apply in either instance. Subsequent investments are also subject to the applicable sales charges. You are urged to complete an Application and send it to the Agent so that expedited shareholder services can be established at the time of your investment. Unless your initial investment is specified to be made in Class C Shares, it will be made in Class A Shares.

     The minimum initial investment for Class A Shares and Class C Shares is $1,000, except as otherwise stated in the Prospectus or Additional Statement. You may also make an initial investment of at least $50 by establishing an Automatic Investment Program. To do this you must open an account for automatic investments of at least $50 each month and make an initial investment of at least $50. (See below and "Automatic Investment Program" in the Application.) Such investment must be drawn in United States dollars on a United States commercial or savings bank, a credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution"). You may make subsequent investments in the same class of shares in any amount (unless you have an Automatic Withdrawal Plan). Your subsequent investment may be made through a selected dealer or by forwarding payment to the Agent, with the name(s) of account owner(s), the account number, the name of the Fund and the class of shares to be purchased. With subsequent investments, please send the pre-printed stub attached to the Fund's confirmations.

     Subsequent investments of $50 or more in shares of the same class as your initial investment can be made by electronic funds transfer from your demand account at a Financial Institution. To use electronic funds transfer for your purchases, your Financial Institution must be a member of the Automated Clearing House and the Agent must have received your completed Application designating this feature, or, after your account has been opened, a Ready Access Features form available from the Distributor or the Agent.
A pre-determined amount can be regularly transferred for investment ("Automatic Investment"), or single investments can be made upon receipt by the Agent of telephone instructions from anyone ("Telephone Investment"). The maximum amount of each Telephone Investment is $50,000. Upon 30 days' written notice to shareholders, the Fund may modify or terminate these investment methods at any time or charge a service fee, although no such fee is currently contemplated.

     The offering price is the net asset value per share for Class C Shares and the net asset value per share plus the applicable sales charge for Class A Shares. The offering price determined on any day applies to all purchase orders received by the Agent from selected dealers that day, except that orders received by it after 4:00 p.m. New York time will receive that day's offering price only if such orders were received by selected dealers from customers prior to such time and transmitted to the Distributor prior to its close of business that day (normally 5:00 p.m. New York time); if not so transmitted, such orders will be filled at the next determined offering price. Selected dealers are required to transmit orders promptly. Investments by mail are made at the offering price next determined after receipt of the purchase order by the Agent. Purchase orders received on other than a business day will be executed on the next succeeding business day. Purchases by Automatic Investment and Telephone Investment will be executed on the first business day occurring on or after the date an order is considered received by the Agent at the price determined on that day. In the case of Automatic Investment your order will be executed on the date you specified for investment at the price determined on that day. If that day is not a business day your order will be executed at the price determined on the next business day. In the case of Telephone Investment your order will be filled at the next determined offering price. If your order is placed after the time for determining the net asset value of the Fund shares for any day it will be executed at the price determined on the following business day. The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Distributor when the Distributor judges it in the Fund's best interest to do so.

     At the date of the Prospectus, Class A Shares and Class C Shares of the Fund are available only in the following states:
Rhode Island, Connecticut, District of Columbia, Hawaii, Massachusetts (Class A Shares only), New Jersey and New York.

     If you do not reside in one of these states you should not purchase shares of the Fund. If shares are sold outside of these states the Fund may be required to redeem them. Such a redemption may result in a loss to you and may have tax consequences. In addition, if your state of residence is not Rhode Island, the dividends from the Fund may be subject to income taxes of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Fund.

How to Purchase Class A Shares (Front-Payment Class Shares)

     The following table shows the amount of the sales charges to a "single purchaser" (defined below) together with the dealer discounts paid to dealers and the agency commissions paid to brokers (collectively called the "commissions"):


                         Sales          Sales          Commis-
                         Charge         Charge         sions
                         as             as             as
                         Percentage     Approximate    Percentage
                         of Public      Percentage     of
Amount of                Offering       of Amount      Offering
Purchase                 Price          Invested       Price

Less than $25,000......  4.00%          4.17%          3.50%
$25,000 but less
  than $50,000........   3.75%          3.90%          3.50%
$50,000 but less
   than $100,000.......  3.50%          3.63%          3.25%
$100,000 but less
   than $250,000.......  3.25%          3.36%          3.00%
$250,000 but less
   than $500,000.......  3.00%          3.09%          2.75%
$500,000 but less
   than $1,000,000.....  2.50%          2.56%          2.25%


For purchases of $1 million or more see "Purchase of $1 Million or More," below.

     The table of sales charges is applicable to purchases of Class A Shares by a "single purchaser," i.e.: (a) an individual; (b) an individual together with his or her spouse and their children under the age of 21 purchasing shares for his or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; and (d) a tax-exempt organization enumerated in Section 501(c)(3) or (13) of the Code.

     Upon notice to all selected dealers, the Distributor may reallow up to the full amount of the applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when all or substantially all of the entire sales charge is reallowed, such selected dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchase of $1 Million or More

          Shares issued under the following circumstances are called "CDSC Class A Shares": (i) shares issued in a single purchase of $1 million or more by a single purchaser; (ii) all shares subsequently purchased by a single purchaser if the value of the CDSC Class A Shares and Class A Shares on which a sales charge has been paid, owned at the time of the subsequent purchase, is equal to or greater than $1 million; (iii) all shares issued in a single purchase to a single purchaser the value of which, when added to the value of the CDSC Class A Shares and Class A Shares on which a sales charge has been paid, already owned at the time of such purchase, equals or exceeds $1 million. CDSC Class A Shares also include certain Class A Shares issued under the program captioned "Special Dealer Arrangements," below. CDSC Class A Shares do not include (i) Class A Shares purchased without sales charge pursuant to the terms described under "General," below and (ii) Class A Shares purchased in transactions of less than $1 million and when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.

     When you purchase CDSC Class A Shares you will not pay a sales charge at the time of purchase, and the Distributor will pay to any dealer effecting such a purchase an amount equal to 1% of the sales price of the shares purchased for purchases of $1 million but less than $2.5 million, 0.50 of 1% for purchases of $2.5 million but less than $5 million, and 0.25 of 1% for purchases of $5 million or more.

     If you redeem all or part of your CDSC Class A Shares during the four years after your purchase of such shares, at the time of redemption you will be required to pay to the Distributor a special contingent deferred sales charge based on the lesser of (i) the net asset value of your redeemed CDSC Class A Shares at the time of purchase or (ii) the net asset value of your redeemed CDSC Class A Shares at the time of redemption (the "Redemption Value"). The special charge will be an amount equal to 1% of the Redemption Value if the redemption occurs within the first two years after purchase, and 0.50 of 1% of the Redemption Value if the redemption occurs within the third or fourth year after purchase. The special charge will apply to redemptions of CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent, as described below under "Reduced Sales Charges for Certain Purchases of Class
A Shares." The special charge does not apply to shares acquired through the reinvestment of dividends on CDSC Class A Shares or to any CDSC Class A Shares held for more than four years after purchase. In determining whether the special charge is applicable, it will be assumed that the CDSC Class A Shares you have held the longest are the first CDSC Class A Shares to be redeemed, unless you instruct the Agent otherwise. It will also be assumed that if you have both CDSC Class A Shares and non-CDSC Class A Shares the non-CDSC Class A Shares will be redeemed first.

     For purposes of determining the holding period for CDSC Class A Shares, all of your purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The four-year holding period will end on the first business day of the 48th calendar month after the date your purchase is deemed to have been made. Accordingly, the CDSC holding period applicable to your CDSC Class A Shares may be up to one month less than the full 48 months depending upon when your actual purchase was made during a month. Running of the 48-month CDSC holding period will be suspended for one month for each period of thirty days during which you have held shares of a money market fund you have received in exchange for CDSC Class A Shares under the Exchange Privilege. (See "Exchange Privilege.")

Reduced Sales Charges for Certain Purchases of
Class A Shares

     Right of Accumulation: If you are a "single purchaser" you may benefit from a reduction of the sales charge in accordance with the above schedule for subsequent purchases of Class A Shares if the cumulative value (at cost or current net asset value, whichever is higher) of Class A Shares you have previously purchased with a sales charge, together with Class A Shares of your subsequent purchase with such a charge, amounts to $25,000 or more.

     Letters of Intent: The foregoing schedule of reduced sales charges will also be available to "single purchasers" who enter into a written Letter of Intent (included in the Application) providing for the purchase, within a thirteen-month period, of Class A Shares of the Fund through a single selected dealer or through the Distributor. Class A Shares of the Fund which you previously purchased during a 90-day period prior to the date of receipt by the Distributor of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For further details, including escrow provisions, see the Letter of Intent provisions of the Application.

     General: Class A Shares may be purchased at the next determined net asset value by the Fund's Trustees and officers, by the directors, officers and certain employees, retired employees and representatives of the Adviser and its parent and affiliates, the Administrator and the Distributor, by selected dealers and brokers and their officers and employees, by certain persons connected with firms providing legal, advertising or public relations assistance, by certain family members of, and plans for the benefit of, the foregoing, and for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority if the Distributor has entered into an agreement relating to such purchases. Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. There may be tax consequences of these purchases. Such purchasers should consult their own tax counsel. Class A Shares may also be issued at net asset value in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups meeting the following requirements. A qualified group (i) is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer), which (ii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (iii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iv) complies with the conditions of purchase that are set forth in any agreement entered into between the Fund and the group, representative or broker or dealer. At the time of purchase you must furnish the Distributor with information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

     Certain Investment Companies: Class A Shares of the Fund may be purchased at net asset value without sales charge (except as set forth below under "Special Dealer Arrangements") to the extent that the aggregate net asset value of such Class A Shares does not exceed the proceeds from a redemption (a "Qualified Redemption"), made within 120 days prior to such purchase, of shares of another investment company on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

     To qualify, the following special procedures must be followed:

     1. A completed Application (included in the Prospectus) and payment for the shares to be purchased must be sent to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 and should not be sent to the Shareholder Servicing Agent of the Fund, Administrative Data Management Corp. (This instruction replaces the mailing address contained on the Application.)

     2. The Application must be accompanied by evidence satisfactory to the Distributor that the prospective shareholder has made a Qualified Redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased. Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

     3. You must complete and return to the Distributor a Transfer Request Form, which is available from the Distributor.

     The Fund reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

     Special Dealer Arrangements: During certain periods determined by the Distributor, the Distributor (not the Fund) will pay to any dealer effecting a purchase of Class A Shares of the Fund using the proceeds of a Qualified Redemption the lesser of (i) 1% of such proceeds or (ii) the same amounts described under "Purchase of $1 Million or More," above, on the same terms and conditions. Class A Shares of the Fund issued in such a transaction will be CDSC Class A Shares and if you thereafter redeem all or part of such shares during the four-year period from the date of purchase you will be subject to the special contingent deferred sales charge described under "Purchase of $1 Million or More" above, on the same terms and conditions. Whenever the Special Dealer Arrangements are in effect the Prospectus will be supplemented.

How to Purchase Class C Shares (Level-Payment Class Shares)

     Level-Payment Class Shares (Class C Shares) are offered at net asset value with no sales charge payable at purchase. A level charge is imposed for service and distribution fees for the first six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Fund represented by the Class C Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"). The CDSC is charged at the rate of 1%, calculated on the net asset value of the redeemed Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. The CDSC does not apply to shares acquired through the reinvestment of dividends on Class C Shares.

     The Distributor will pay to any dealer effecting a purchase of Class C Shares an amount equal to 1% of the sales price of the Class C Shares purchased.

Additional Compensation for Dealers

     The Distributor, at its own expense, may also provide additional compensation to dealers in connection with sales of any class of shares of the Fund. Additional compensation may include payment or partial payment for advertising of the Fund's shares, payment of travel expenses, including lodging, incurred in connection with attendance at sales seminars taken by qualifying registered representatives to locations within or outside of the United States, other prizes or financial assistance to securities dealers in offering their own seminars or conferences. In some instances, such compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. No such additional compensation to dealers in connection with sales of shares of the Fund will affect the price you pay for shares or the amount that the Fund will receive from such sales. Any of the foregoing payments to be made by the Distributor may be made instead by the Administrator out of its own funds, directly or through the Distributor.

     Brokers and dealers may receive different levels of compensation for selling different classes of shares.

Systematic Payroll Investments

     If your employer has established with the Fund a Systematic Payroll Investment Plan ("Payroll Plan") you may arrange for systematic investments into the Fund through a Payroll Plan. Investments can be made in either Class A Shares or Class C Shares. In order to participate in a Payroll Plan, you should make arrangements with your own employer's payroll department, and you must complete and sign any special application forms which may be required by your employer. You must also complete the Application included in the Prospectus. Once your application is received and put into effect, under a Payroll Plan the employer will make a deduction from payroll checks in an amount you determine, and will remit the proceeds to the Fund. An investment in the Fund will be made for you at the offering price, which includes applicable sales charges determined as described above, when the Fund receives the funds from your employer. The Fund will send a confirmation of each transaction to you. To change the amount of or to terminate your participation in the Payroll Plan (which could take up to ten days), you must notify your employer.

Confirmations and Share Certificates

     All purchases of shares will be confirmed and credited to you in an account maintained for you at the Agent in full and fractional shares of the Fund (rounded to the nearest 1/1000th of a share).

     No share certificates will be issued for Class C Shares. Share certificates for Class A Shares will be issued only if you so request in writing to the Agent. All share certificates previously issued by the Fund represent Class A Shares. No certificates will be issued for fractional Class A shares or if you have elected Automatic Investment or Telephone Investment for Class A Shares (see "How to Invest in the Fund" above) or Expedited Redemption (see "How to Redeem Your Investment" below). If certificates for Class A Shares are issued at your request, Expedited Redemption Methods described below will not be available. In addition, you may incur delay and expense if you lose the certificates.

     The Fund and the Distributor reserve the right to reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

Distribution Plan

     The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted under the Rule. The Plan has three parts.

     Under one part of the Plan, the Fund is authorized to make payments with respect to Class A Shares ("Class A Permitted Payments") to Qualified Recipients, which payments shall be made through the Distributor or shareholder servicing agent as disbursing agent and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets represented by the Class A Shares of the Fund. Such payments shall be made only out of the Fund's assets allocable to the Class A Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Distributor has entered into written agreements and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class A Shares or servicing of accounts of shareholders owning Class A Shares.

     During the fiscal year ended June 30, 1996, Permitted Payments of $55,194 were made to Qualified Recipients with respect to Class A Shares of the Fund, of which the Distributor received $1,008. Until May 1, 1996, all outstanding shares of the Fund were what are currently designated Class A Shares. (See the Additional Statement for a description of the Distribution Plan.)

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares ("Class C Permitted Payments") to Qualified Recipients. Class C Permitted Payments shall be made through the Distributor or shareholder servicing agent as disbursing agent, and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets represented by the Class C Shares of the Fund. Such payments shall be made only out of the Fund's assets allocable to the Class C Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Distributor has entered into written agreements and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class C Shares or servicing of accounts of shareholders owning Class C Shares. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients.

     Another part of the Plan is designed to protect against any claim against or involving the Fund that some of the expenses which might be considered to be sales-related which the Fund pays or may pay come within the purview of the Rule. The Fund believes that except for Permitted Payments it is not financing any such activity and does not consider any payment enumerated in this part of the Plan as so financing any such activity. However, it might be claimed that some of the expenses the Fund pays come within the purview of the Rule. If and to the extent that any payment as specifically listed in the Plan (see the Additional Statement) is considered to be primarily intended to result in or as indirect financing of any activity which is primarily intended to result in the sale of Fund shares, these payments are authorized under the Plan. In addition, if the Administrator, out of its own funds, makes payment for distribution expenses such payments are authorized. See the Additional Statement.

Shareholder Services Plan for Class C Shares

     Under a Shareholder Services Plan, the Fund is authorized to make payments with respect to Class C Shares ("Service Fees") to Qualified Recipients. Service Fees shall be paid through the Distributor or shareholder servicing agent as disbursing agent, and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets represented by the Class C Shares of the Fund. Such payments shall be made only out of the Fund's assets represented by the Class C Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Distributor has entered into written agreements and which have agreed to provide personal services to holders of Class C Shares and/or maintenance of Class C shares shareholder accounts. See the Additional Statement. Service Fees with respect to Class C Shares will be paid to the Distributor.

                  HOW TO REDEEM YOUR INVESTMENT

     You may redeem all or any part of your shares at the net asset value next determined after acceptance of your redemption request at the Agent (subject to any applicable contingent deferred sales charge for redemptions of Class C Shares and CDSC Class A Shares). For redemptions of Class C Shares and CDSC Class A Shares, at the time of redemption a sufficient number of additional shares will be redeemed to pay for any applicable contingent deferred sales charge. Redemptions can be made by the various methods described below. There is no minimum period for any investment in the Fund, except for shares recently purchased by check, Automatic Investment or Telephone Investment as discussed below. Except for CDSC Class
A Shares (see "Purchase of $1 Million or More") there are no redemption fees or withdrawal penalties for Class A Shares. Class
C Shares are subject to a contingent deferred sales charge if redeemed before they have been held 12 months from the date of purchase. (See "Alternative Purchase Plans.") A redemption may result in a transaction taxable to you. If you own both Class A Shares and Class C Shares and do not specify which you wish to redeem, it will be assumed that you wish to redeem Class A Shares.

     For your convenience the Fund offers expedited redemption for all classes of shares to provide you with a high level of liquidity for your investment.

Expedited Redemption Methods
(Non-Certificate Shares)

     You have the flexibility of two expedited methods of initiating redemptions. They are available as to shares of any class not represented by certificates.

     1. By Telephone. The Agent will accept instructions by telephone from anyone to redeem shares and make payments

          a) to a Financial Institution account you have predesignated or

          b) by check in the amount of $50,000 or less, mailed to you, if your shares are registered in your name at the Fund and the check is sent to your address of record, provided that there has not been a change of your address of record during the 30 days preceding your redemption request. You can make only one request for telephone redemption by check in any 7-day period.

     See "Redemption Payments" below for payment methods. Your name, your account number and your address of record must be supplied.

     To redeem an investment by this method, telephone:

             800-637-4633 toll free or 908-855-5731

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     2. By FAX or Mail. You may also request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to: Administrative Data Management Corp.,
     Attn: Aquilasm Group of Funds, by FAX at 908-855-5730 or by mail at 581 Main Street, Woodbridge, NJ 07095-1198, indicating account name(s), account number, amount to be redeemed, and any payment directions, signed by the registered holder(s). Signature guarantees are not required. See "Redemption Payments" below for payment methods.

     If you wish to have redemption proceeds sent directly to a Financial Institution Account you should so elect on the Expedited Redemption section of the Application or the Ready Access Features form and provide the required information concerning your Financial Institution account number. The Financial Institution account must be in the exclusive name(s) of the shareholder(s) as registered with the Fund. You may change the designated Financial Institution account at any time by completing and returning a Ready Access Features form. For protection of your assets, this form requires signature guarantees and possible additional documentation.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     1. Certificate Shares. Certificates representing Class A Shares to be redeemed should be sent in blank (unsigned) to the Fund's Shareholder Servicing Agent: Administrative Data Management Corp., Attn: Aquilasm Group of Funds, 581 Main Street, Woodbridge, NJ 07095-1198, with payment instructions. A stock assignment form signed by the registered shareholder(s) exactly as the account is registered must also be sent to the Shareholder Servicing Agent.

     For your own protection, it is essential that certificates be mailed separately from signed redemption documentation. Because of possible mail problems, it is also recommended that certificates be sent by registered mail, return receipt requested.

     For a redemption request to be in "proper form," the signature or signatures must be the same as in the registration of the account. In a joint account, the signatures of both shareholders are necessary. Signature guarantees may be required if sufficient documentation is not on file with the Agent. Additional documentation may be required where shares are held by certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by other than the shareholder of record. If redemption proceeds of $50,000 or less are payable to the record holder and are to be sent to the record address, no signature guarantee is required, except as noted above. In all other cases, signatures must be guaranteed by a member of a national securities exchange, a U.S. bank or trust company, a state-chartered savings bank, a federally chartered savings and loan association, a foreign bank having a U.S. correspondent bank, a participant in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc. Medallion Signature Program
(MSP). A notary public is not an acceptable signature guarantor.

     2. Non-Certificate Shares. If you own non-certificate shares registered on the books of the Fund, and you have not elected Expedited Redemption to a predesignated Financial Institution account, you must use the Regular Redemption Method. Under this redemption method you should send a letter of instruction to: Administrative Data Management Corp., Attn: Aquilasm Group of Funds, 581 Main Street, Woodbridge, NJ 07095-1198, containing:

          Account Name(s);

          Account Number;

          Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

          Payment instructions (normally redemption proceeds will be mailed to your address as registered with the Fund);

          Signature(s) of the registered shareholder(s); and

          Signature guarantee(s), if required, as indicated above.

Redemption Payments

     Redemption payments will ordinarily be mailed to you at your address of record. If you so request and the amount of your redemption proceeds is $1,000 or more, the proceeds will, wherever possible, be wired or transferred through the facilities of the Automated Clearing House to the Financial Institution account specified in the Expedited Redemption section of your Application or Ready Access Features form. The Fund may impose a charge, not exceeding $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. The Fund has no present intention of making this charge. Upon 30 days' written notice to shareholders, the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them. If you use a broker or dealer to arrange for a redemption, it may charge you a fee for this service.

     The Fund will normally make payment for all shares redeemed on the next business day (see "Net Asset Value Per Share") following acceptance of the redemption request made in compliance with one of the redemption methods specified above. Except as set forth below, in no event will payment be made more than seven days after acceptance of such a redemption request. However, the right of redemption may be suspended or the date of payment postponed (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation; (ii) during periods in which an emergency, as determined by the Securities and Exchange Commission, exists which causes disposal of, or valuation of the net asset value of, the portfolio securities to be unreasonable or impracticable; or
(iii) for such other periods as the Securities and Exchange Commission may permit. Payment for redemption of shares recently purchased by check (irrespective of whether the check is a regular check or a certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment may be delayed up to 15 days or until (i) the purchase check or Automatic Investment or Telephone Investment has been honored or (ii) the Agent has received assurances by telephone or in writing from the Financial Institution on which the purchase check was drawn, or from which the funds for Automatic Investment or Telephone Investment were transferred, satisfactory to the Agent and the Fund, that the purchase check or Automatic Investment or Telephone Investment will be honored. Possible delays in payment of redemption proceeds can be eliminated by using wire payments or Federal Reserve drafts to pay for purchases.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by the distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. See the Additional Statement for details.

     The Fund has the right to compel the redemption of shares held in any account if the aggregate net asset value of such shares is less than $500 as a result of shareholder redemptions or failure to meet the minimum investment level under an Automatic Purchase Program. If the Board elects to do this, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

Reinvestment Privilege

     You may reinvest without payment of any additional sales charge all or part of any redemption proceeds within 120 days of a redemption of shares in shares of the Fund of the same class as the shares redeemed at the net asset value next determined after the Agent receives your reinvestment order. In the case of Class C Shares or CDSC Class A Shares on which a contingent deferred sales charge was deducted at the time of redemption, the Distributor will refund to you the amount of such sales charge, which will be added to the amount of the reinvestment. The Class C Shares or CDSC Class A Shares issued on reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment. The reinvestment privilege for any class may be exercised only once a year, unless otherwise approved by the Distributor. If you have realized a gain on the redemption of your shares, the redemption transaction is taxable, and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may be tax deductible, depending on the amount reinvested and the length of time between the redemption and the reinvestment. You should consult your own tax advisor on this matter.

                    AUTOMATIC WITHDRAWAL PLAN

     You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares.

     Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. See the Automatic Withdrawal Plan provisions of the Application included in the Prospectus, the Additional Statement under "Automatic Withdrawal Plan," and "Dividend and Tax Information" below.

     Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A Shares. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.


                     MANAGEMENT ARRANGEMENTS

The Board of Trustees

     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Additional
Statement lists the Fund's Trustees and officers and provides further information about them.

The Advisory Agreement

     Citizens Trust Company (the "Adviser") supervises the investment program of the Fund and the composition of its portfolio.

     The services of the Adviser are rendered under an Investment Advisory Agreement (the "Advisory Agreement") which provides, subject to the control of the Board of Trustees, for investment supervision and at the Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Advisory Agreement states that the Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement.

     Under the Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Fund and of those Trustees, if any, who are affiliated with the Adviser. Under the Advisory Agreement, the Fund bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Administration Agreement or by the Fund's Distributor (principal underwriter) are paid by the Fund. The Advisory Agreement lists examples of such expenses borne by the Fund, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent, or shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Fund and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

     Under the Advisory Agreement, the Fund pays a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.23 of 1% of such net assets. (However, the total fees which the Fund pays are at the annual rate of 0.50 of 1% of such net assets, since the Administrator also receives a fee from the Fund under the Administration Agreement; see below.) The Adviser and/or the Administrator may, in order to attempt to achieve a competitive yield on the shares of the Fund, each waive all or part of either fee. The Adviser agrees that the above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income.

     The Advisory Agreement contains provisions as to the allocation of the portfolio transactions of the Fund; see the Additional Statement. Under these provisions, the Adviser is authorized to consider sales of shares of the Fund or of any other investment company or companies having the same investment adviser, sub-adviser, administrator or principal underwriter as the Fund.

The Administration Agreement

     Aquila Management Corporation is founder of the Fund and serves as Administrator under an Administration Agreement (the "Administration Agreement"). At its own expense, it provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Fund and pays all compensation of the Fund's Trustees, officers and employees who are affiliated persons of the Administrator.

     Under the Administration Agreement, subject to the control of the Fund's Board of Trustees, the Administrator provides all administrative services to the Fund other than those relating to its investment portfolio. Such administrative services include, but are not limited to, overseeing all relationships between the Fund and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Fund and for the sale, servicing, or redemption of the Fund's shares. Additionally, the Administrator either keeps the accounting and other books and records of the Fund, including the computation of net asset value per share and the dividends (provided that daily pricing of the securities in the Fund's portfolio shall be the responsibility of the Adviser under the Advisory Agreement) or, at its expense and responsibility, delegates such duties in whole or in part to a company satisfactory to the Fund. See the Additional Statement for a further description of functions listed in the Administration Agreement as part of such duties.

     Under the Administration Agreement, the Fund pays a fee payable monthly and computed on the net asset value of the Fund at the end of each business day at the annual rate of 0.27 of 1% of such net asset value. The Administrator agrees that the above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income.

Information as to the Adviser,
the Administrator and the Distributor

     Citizens Financial Group, Inc. ("CFG") is a subsidiary of The Royal Bank of Scotland plc. The Bank of Ireland owns a 23.5% interest in CFG. CFG is comprised of Citizens Savings Bank and Citizens Trust Company (the "Adviser") which operate jointly as Citizens Bank through 75 branch offices in Rhode Island and Connecticut; Citizens Bank of Massachusetts, which has more than 60 branches in southeastern Massachusetts; Citizens Bank New Hampshire, which has 81 branches in New Hampshire; and Citizens Mortgage Corporation, a Georgia corporation based in Atlanta with 20 offices in the southeastern United States. In 1994, CFG acquired the former Old Stone Federal Savings Bank in Providence, Rhode Island and the former Coastal Federal Savings Bank in New London, Connecticut. CFG also completed the acquisition of Neworld Bankcorp, Inc., the holding company for Neworld Bank which was merged into Citizens Bank of Massachusetts. In January, 1995, CFG acquired Quincy Savings Bank of Massachusetts. In 1996, CFG acquired the former First New Hampshire Bank. In June, 1996, CFG announced a definitive agreement to acquire Farmers and Mechanics Bank in Middletown, Connecticut. CFG is the 45th largest bank holding company in the United States. Through the Adviser and other subsidiaries, CFG provides a full range of financial services to individuals, businesses and governmental units. The Trust Group of the Adviser had, as of September 30, 1996, approximately $4.2 billion of assets under administration, including approximately $451 million in municipal obligations. CFG's headquarters are at One Citizens Plaza, Providence, Rhode Island 02903.

     Salvatore C. DiSanto is the officer of the Adviser who manages the Fund's portfolio. He has served as such since the inception of the Fund in September, 1992. Mr.DiSanto, a Senior Vice President within the Adviser's Trust Group, is a member of the Adviser's Officer Investment Committee. He has been employed by the Adviser for 38 years and has been involved in portfolio management for the last 31 years.

     The Fund's Administrator is administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and two equity funds. As of June 30, 1996, these funds had aggregate assets of approximately $2.7 billion, of which approximately $1.9 billion consisted of assets of tax-free municipal bond funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). See the Additional Statement for information on Mr. Herrmann.

     During the Fund's fiscal year ended June 30, 1996, fees of $84,631 and $99,350 were accrued to the Adviser and Administrator, respectively, of which, $74,614 and $94,003, respectively, were waived. In addition, the Administrator reimbursed the Fund for other expenses in the amount of $205,443.

     The Distributor currently handles the distribution of the shares of fourteen funds (seven tax-free municipal bond funds, five money market funds, and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     At the date of this Prospectus, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned by Mr. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor, including Mr. Herrmann.

                  DIVIDEND AND TAX INFORMATION

Dividends and Distributions

     The Fund will declare all of its net income, as defined below, as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration, including accretion of any original issue discount, less expenses paid or accrued. As such net income will vary, the Fund's dividends will also vary. Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner. The per share dividends of Class C Shares will be lower than the per share dividends on the Class A Shares as a result of the higher service and distribution fees applicable to those shares. In addition, the dividends of each class can vary because each class will bear certain class-specific charges.

     It is the Fund's present policy to pay dividends so that they will be received or credited by approximately the first day of each month. Shareholders may elect to have dividends deposited without charge by electronic funds transfers into an account at a Financial Institution which is a member of the Automated Clearing House by completing a Ready Access Features form.

     Redeemed shares continue to earn dividends through and including the earlier of (i) the day before the day on which the redemption proceeds are mailed, wired or transferred by the facilities of the Automated Clearing House by the Agent or paid by the Agent to a selected dealer; or (ii) the third day on which the New York Stock Exchange is open after the day on which the net asset value of the redeemed shares has been determined (see "How To Redeem Your Investment").

     Net investment income includes amounts of income from the Rhode Island Obligations in the Fund's portfolio which are allocated as "exempt-interest dividends." "Exempt-interest dividends" are exempt from regular Federal income tax. The allocation of "exempt-interest dividends" will be made by the use of one designated percentage applied uniformly to all income dividends declared during the Fund's tax year. Such designation will normally be made in the first month after the end of each of the Fund's fiscal years as to income dividends paid in the prior year. It is possible that in certain circumstances, a small portion of the dividends paid by the Fund will be subject to income taxes. During the fiscal year ended June 30, 1996, 98.73% of the Fund's dividends were "exempt-interest dividends." For the calendar year 1995, 1.55% of the total dividends paid were taxable. (These amounts relate to dividends on Class A shares; no Class C Shares were outstanding during that period.) The percentage of income designated as tax-exempt for any particular dividend may be different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.

     Distributions ("short-term gains distributions") from net realized short-term gains, if any, and distributions ("long-term gains distributions"), if any, from the excess of net long-term capital gains over net short-term capital losses realized through October 31st of each year and not previously paid out will be paid out after that date; the Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses. The Fund may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders, and from short- and long-term gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends," if shareholders do not comply with provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends.

     Unless you request otherwise by letter addressed to the Agent or by filing an appropriate application prior to a given ex-dividend date, dividends and distributions will be automatically reinvested in full and fractional shares of the Fund at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees. An election to receive cash will continue in effect until written notification of a change is received by the Agent. All shareholders, whether their dividends are received in cash or are being reinvested, will receive a monthly account summary indicating the current status of their investment. There is no fixed dividend rate. Corporate shareholders of the Fund are not entitled to any deduction for dividends received from the Fund.

Federal Tax Information

     The Fund qualified during its last fiscal year as a "regulated investment company" under the Code, and intends to continue to so qualify. If it does so qualify, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible although not likely that the Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay dividends or distributions which would qualify as "exempt-interest dividends" or "capital gains dividends," as discussed below.

     The Fund intends to qualify during each fiscal year under the Code to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net income earned by the Fund on Rhode Island Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in exempt-interest dividends. Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year.

     The Omnibus Budget Reconciliation Act of 1993 requires that either gains realized by the Fund on the sale of municipal obligations acquired after April 30, 1993 at a price which is less than face or redemption value be included as ordinary income to the extent such gains do not exceed such discount or that the discount be amortized and included ratably in taxable income. There is an exception to the foregoing treatment if the amount of the discount is less than 0.25% of face or redemption value multiplied by the number of years from acquisition to maturity. The Fund will report such ordinary income in the years of sale or redemption rather than amortize the discount and report it ratably. To the extent the resultant ordinary taxable income is distributed to shareholders, it will be taxable to them as ordinary income.

     Capital gains dividends (net long-term gains over net short-term losses which the Fund distributes and so designates) are reportable by shareholders as long-term capital gains. This is the case whether the shareholder takes the distribution in cash or elects to have the distribution reinvested in Fund shares and regardless of the length of time the shareholder has held his or her shares. Capital gains are taxed at the same rates as ordinary income, except that for individuals, trusts and estates the maximum tax rate on capital gains distributions is 28% even if the applicable rate on ordinary income for such taxpayers is higher than 28%.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but carried forward by the Fund to offset gains in later years and thereby lessen the later-year capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Rhode Island Obligations will be long-term or short-term depending upon the length of time the Fund has held such obligations. Capital gains and losses of the Fund will also include gains and losses on Futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized.

     Information as to the tax status of the Fund's dividends and distributions will be mailed to shareholders annually.

     Under the Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. The receipt of exempt-interest dividends from the Fund by an individual shareholder may result in some portion of any social security payments or railroad retirement benefits received by the shareholder or the shareholder's spouse being included in taxable income.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or private activity bonds should consult their own tax advisers before purchasing shares.

     While interest from all Rhode Island Obligations is tax-exempt for purposes of computing the shareholder's regular tax, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax. Whether or not that computation will result in a tax will depend on the entire content of the taxpayer's return. The Fund will not invest in the types of Rhode Island Obligations which would give rise to interest that would be subject to alternative minimum taxation if more than 20% of its net assets would be so invested, and may refrain from investing in that type of bond completely. The 20% limit is a fundamental policy of the Fund.

     Corporate shareholders must add to or subtract from alternative minimum taxable income, as calculated before taking into consideration this adjustment, 75% of the difference between what is called adjusted current earnings (essentially current earnings and profits) and alternative minimum taxable income, as previously calculated. Since tax-exempt bond interest is included in earnings and profits and therefore in adjusted current earnings, this adjustment will tend to make it more likely that corporate shareholders will be subject to the alternative minimum tax.



Tax Effects of Redemptions

     Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a conditional deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over a year, and short-term, if for a year or less. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

     Class C Shares will automatically convert to Class A Shares approximately six years after purchase. No gain or loss will be recognized by the Fund or its shareholders upon such conversions; each shareholder's adjusted tax basis in the Class A Shares received upon conversion will equal the shareholder's adjusted tax basis in the Class C Shares held immediately before the conversion; and each shareholder's holding period for the Class A Shares received upon conversion will include the period for which the shareholder held as capital assets the converted Class C Shares immediately before conversion.

Rhode Island Tax Information

     The following is based upon the advice of Edwards & Angell, Rhode Island counsel to the Fund.

     The Fund will be subject to the Rhode Island business corporation tax in an amount equal to the greater of $250 or $0.10 on each $100 of the gross income of the Fund that is apportioned to the State of Rhode Island by means of an arithmetical formula. Gross income means gross income as defined in the Federal income tax law, plus any interest not included in Federal gross income, minus interest on obligations of the United States or its possessions and other interest on Rhode Island Obligations issued by Rhode Island issuers and exempt from taxation by Rhode Island, and minus 50% of the excess of capital gains (as determined for Federal income tax purposes) over capital losses (as determined for Federal income tax purposes). However, the Rhode Island law authorizing the issuance of certain Rhode Island Obligations may specifically exempt from Rhode Island taxation the capital gains from the sale or exchange of such Rhode Island Obligations. While the issue is not entirely free from doubt, it is unlikely that the Fund, as a Massachusetts business trust, will be subject to the Rhode Island franchise tax.

     Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will not be required to include in their Rhode Island source income for Rhode Island personal income tax purposes that portion of their exempt-interest dividends (as determined for Federal income tax purposes) which the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will be required to include in their Rhode Island source income for Rhode Island personal income tax purposes their distributions of exempt-interest dividends (as determined for Federal income tax purposes) which are derived from interest earned on municipal obligations issued by governmental authorities in states other than Rhode Island, distributions of dividends derived from any net income received by the Fund from taxable temporary investments and any other distributions of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for Federal income tax purposes).

     Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will be required to include in their Rhode Island source income for Rhode Island personal income tax purposes their distributions of capital gain dividends (as determined for Federal income tax purposes) and any net short-term capital gains realized by the Fund, unless such capital gain dividends (as determined for Federal income tax purposes) and such short-term capital gains are from the sale of the underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from Rhode Island taxation of capital gains by the Rhode Island law authorizing issuance of the Rhode Island Obligations.

     Gain or loss (as determined for Federal income tax purposes), if any, resulting from a sale or redemption of shares of the Fund by individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will be included in their Rhode Island source income.

     Generally, corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax or the Rhode Island franchise tax, will be taxed upon their net income, authorized stock, or at a flat rate minimum tax. Net income will include distributions of exempt-interest dividends (as determined for Federal income tax purposes), except to the extent such dividends are clearly identified as directly attributable to interest earned on Rhode Island Obligations issued by non-Rhode Island issuers or interest earned on Rhode Island Obligations issued by Rhode Island issuers and specifically exempted from taxation in Rhode Island. Net income will include distributions of exempt-interest dividends (as determined for Federal income tax purposes), which are derived from interest earned on municipal obligations issued by governmental authorities in states other than Rhode Island, distributions of dividends derived from any net income received from taxable temporary investments and any other distributions of dividends derived from interest that does not qualify as exempt interest dividends (as determined for Federal income tax purposes). Net income will also include distributions of capital gain dividends (as determined for Federal income tax purposes) and any net short-term capital gains realized by the Fund, unless such distributions of capital gain dividends (as determined for Federal income tax purposes) and such short-term capital gains are from the sale of the underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from Rhode Island taxation of capital gains by the Rhode Island law authorizing issuance of the Rhode Island Obligations. Gain or loss (as determined for Federal income tax purposes), if any, resulting from a sale or redemption of shares of the Fund by corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax will be included in their Rhode Island income.

     Shares of the Fund will be exempt from local property taxes in Rhode Island, but will be includable in the Rhode Island gross estate of a deceased individual holder who is a resident of Rhode
Island for purposes of the Rhode Island estate tax.

     The foregoing represents a summary of certain provisions of Rhode Island tax laws presently in effect. It assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under subchapter M of the Code. These provisions may be prospectively or retroactively changed by legislative or administrative action. You should consult your tax adviser about the state and local tax consequences of your investment in the Fund for more detailed information concerning state and local taxes to which you may be subject.

                       EXCHANGE PRIVILEGE

     There is an exchange privilege as set forth below among this Fund and certain tax-free municipal bond funds and equity funds (the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of the Prospectus, the Aquila Bond or Equity Funds are this Fund, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky and Tax-Free Fund For Utah; the Aquila Money-Market Funds are Capital Cash Management Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares), Pacific Capital U.S. Treasuries Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust.

     Class A Shares of the Fund can be exchanged only into Class A Shares of any Bond or Equity Fund or into shares of the Money-Market Funds. Class C Shares can be exchanged only into Class C Shares of any Bond or Equity Fund or into shares of the Money-Market Funds.

Class A Shares Exchange Privilege

     Under the Class A Shares exchange privilege, once any applicable sales charge has been paid on Class A Shares of any Bond or Equity Fund, those shares (and any shares acquired as a result of reinvestment of dividends and/or distributions) may be exchanged any number of times between Money-Market Funds and for Class A Shares of Bond or Equity Funds without the payment of any additional sales charge.

     CDSC Class A Shares of the Fund (see "Purchase of $1 Million or More" and "Special Dealer Arrangements") can be exchanged for CDSC Class A Shares of a Bond or Equity Fund or into a Money-Market Fund. The CDSC Class A Shares will not be subject to a contingent deferred sales charge at the time of exchange, but the contingent deferred sales charge will be payable upon a redemption which occurs before the expiration of the applicable holding period of any CDSC Class A Shares or any shares of a Money-Market Fund received on exchange for CDSC Class A Shares. (The contingent deferred sales charge does not apply to any shares acquired as a result of reinvestment of dividends and/or distributions.) For purposes of computing the time period for the applicable contingent deferred sales charge, the length of time of ownership of CDSC Class A Shares will be determined by the time of original purchase and not by the time of the exchange. Any period of 30 days or more during which any Money-Market shares received on an exchange of CDSC Class A Shares are held is not counted in computing the period of ownership of CDSC Class A Shares. (See "Alternative Purchase Plans.")

Class C Shares Exchange Privilege

     Under the Class C Shares exchange privilege, Class C Shares (and any shares acquired as a result of reinvestment of dividends and/or distributions) may be exchanged any number of times between Money-Market Funds and for Class C Shares of Bond or Equity Funds. Class C Shares will not be subject to a contingent deferred sales charge at the time of exchange, but the contingent deferred sales charge will be payable upon redemption which occurs before the expiration of the applicable holding period of any Class C Shares or any shares of a Money-Market Fund received on exchange for Class C Shares. (The contingent deferred sales charge does not apply to any shares acquired as a result of reinvestment of dividends and/or distributions.) For purposes of computing the time period for the applicable contingent deferred sales charge or for the conversion of Class C Shares into Class A Shares, the length of time of ownership of Class C Shares will be determined by time of original purchase and not by the time of the exchange. Any period of 30 days or more during which any Money-Market shares received on an exchange of Class C Shares are held is not counted in computing the period of ownership of Class C Shares. (See "Alternative Purchase Plans.")

Eligible Shares

     The "Class A Eligible Shares" of any Bond or Equity Fund are those Class A Shares which were (a) acquired by direct purchase with payment of any applicable sales charge, or which were received in exchange for shares of another Bond or Equity Fund on which any applicable sales charge was paid; (b) acquired by exchange for shares of a Money-Market Fund with payment of the applicable sales charge; (c) acquired in one or more exchanges between shares of a Money-Market Fund and a Bond or Equity Fund so long as the shares of the Bond or Equity Fund were originally purchased as set forth in (a) or (b); (d) acquired on conversion of Class C Shares or (e) acquired as a result of reinvestment of dividends and/or distributions on otherwise Class A Eligible Shares.

     The "CDSC Class A Eligible Shares" of any Bond or Equity Fund are those CDSC Class A Shares which were (a) acquired by direct purchase in the amount of $1 million or more without a sales charge or in certain purchases when Special Dealer Arrangements are in effect or which were received in exchange for CDSC Class A Shares of another Bond or Equity Fund acquired under the same conditions;
(b) acquired by exchange for shares of a Money-Market Fund under the same conditions; (c) acquired in one or more exchanges between shares of a Money-Market Fund and a Bond or Equity Fund so long as the shares of the Bond or Equity Fund were originally purchased as set forth in (a) or (b); or (d) acquired as a result of reinvestment of dividends and/or distributions on otherwise CDSC Class A Eligible Shares.

     The "Class C Eligible Shares" of any Bond or Equity Fund are those shares which were (a) acquired by direct purchase including by exchange from a Money-Market Fund, or which were received in exchange for shares of Class C Shares of another Bond or Equity Fund; or (b) acquired as a result of reinvestment of dividends and/or distributions on otherwise Class C Eligible Shares.

     If you own Class A or Class C Eligible Shares of any Bond or Equity Fund, you may exchange them for shares of any Money- Market Fund or the Class A or Class C Shares, respectively, of any other Bond or Equity Fund without payment of any sales charge or CDSC. The shares received will continue to be Class A or Class C Eligible Shares.

     If you own shares of a Money-Market Fund which you have acquired by exchange for Class A Eligible Shares of any Bond or Equity Fund, you may exchange these shares, and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares, for Class A Shares of any Bond or Equity Fund without payment of any sales charge.

     If you own shares of a Money-Market Fund which you have acquired by exchange for CDSC Class A Eligible Shares of any Bond or Equity Fund, you may exchange these shares, and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares, for CDSC Class A Shares of any Bond or Equity Fund but you will be required to pay the applicable contingent deferred sales charge if you redeem such shares before you have held CDSC Class A Shares for four years. You will also be required to pay the applicable contingent deferred sales charge if you redeem such shares of a Money-Market Fund before you have held CDSC Class A Shares for four years. The running of the four-year period is suspended during the period you hold shares of a Money-Market Fund received in exchange for CDSC Class A Shares.

     If you own shares of a Money-Market Fund which you have acquired by exchange for Class C Eligible Shares of any Bond or Equity Fund, you may exchange these shares, and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares, for Class C Shares of any Bond or Equity Fund, but you will be required to pay the applicable contingent deferred sales charge if you redeem such Class C Shares before you have held Class C Shares for 12 months. You will also be required to pay the applicable contingent deferred sales charge if you redeem such shares of a Money-Market Fund before you have held Class C Shares for 12 months. The running of the 12-month CDSC period and the six-year conversion period for Class C Shares is suspended during the period you hold shares of a Money-Market Fund received in exchange for Class C Shares.(See "Alternative Purchase Plans.")

     Shares of a Money-Market Fund may be exchanged for shares of another Money-Market Fund or for Class A Shares or Class C Shares of a Bond or Equity Fund; however, if the shares of a Money-Market Fund were not acquired by exchange of Eligible Shares of a Bond or Equity Fund or of shares of a Money-Market Fund acquired in such an exchange, they may be exchanged for Class A Shares of a Bond or Equity Fund only upon payment of the applicable sales charge.

     This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange are at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

             800-637-4633 toll free or 908-855-5731

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares. See "How to Invest in the Fund."

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period (see "Tax Effects of Redemptions" and the Additional Statement); no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free Money-Market
Fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Treasuries Cash Assets Trust (which invests in U.S. Treasury obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

                       GENERAL INFORMATION

Performance

     Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance including current yield, taxable equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate.

     Average annual total return figures, as prescribed by the Securities and Exchange Commission, represent the average annual percentage change in value of a hypothetical $1,000 purchase, at the maximum public offering price (offering price includes any applicable sales charge) for 1- and 5-year periods and for a period since the inception of the Fund, to the extent applicable, through the end of such periods, assuming reinvestment (without sales charge) of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various applicable sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. See the Additional Statement. Current yield reflects the income per share earned by each of the Fund's portfolio investments; it is calculated by (i) dividing the Fund's net investment income per share during a recent 30-day period by (ii) the maximum public offering price on the last day of that period and by (iii) annualizing the result. Taxable equivalent yield shows the yield from a taxable investment that would be required to produce an after-tax yield equivalent to that of the Fund, which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of the Fund's yield (calculated as indicated) by one minus a stated income tax rate and by adding the product to the taxable portion (if any) of the Fund's yield. See the Additional Statement.

     Current yield and taxable equivalent yield, which are calculated according to a formula prescribed by the Securities and Exchange Commission (see the Additional Statement), are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate which may be quoted to shareholders. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's distribution rate (calculated as indicated above). The current distribution rate differs from the current yield computation because it could include distributions to shareholders from sources, if any, other than dividends and interest, such as short-term capital gains or return of capital. If distribution rates are quoted in advertising they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

     In each case performance figures are based upon past performance, reflect as appropriate all recurring charges against the Fund's income net of fee waivers and reimbursement of expenses, if any, and will assume the payment of the maximum sales charge, if any, on the purchase of shares, but not on reinvestment of income dividends. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period. The annual report of the Fund contains additional performance information that will be made available upon request and without charge.

Description of the Fund and Its Shares

     The Fund is an open-end, non-diversified management investment company organized in 1992 as a Massachusetts business trust. (See "Investment of the Fund's Assets" for further information about the Fund's status as "non-diversified.") The Declaration of Trust permits the Trustees to issue 80,000,000 shares of $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into three classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares which may differ from each other only as to dividends (subject to rules and regulations of the Securities and Exchange Commission or by exemptive order) or the Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). See the Additional Statement for further information about possible additional series. Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights.

     In addition to Class A and Class C Shares, which are offered by this Prospectus, the Fund also has Institutional Class Shares ("Class Y Shares"), which are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers. Class Y Shares are offered by means of a separate prospectus, which can be obtained by calling the Fund at 800-453-6864 toll free or 212-697-6666 or in Rhode Island: 401-453-6864.

     The primary distinction among the Fund's three classes of shares lies in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All three classes represent interests in the same portfolio of Rhode Island Obligations and have the same rights, except that each class bears the separate expenses, if any, of its Distribution Plan and has exclusive voting rights with respect to its Plan.

Voting Rights

     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund. If not so terminated, the Fund will continue indefinitely.

           APPLICATION FOR NARRAGANSETT INSURED TAX-FREE INCOME FUND
                      FOR CLASS A OR CLASS C SHARES ONLY
                PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                      ADM, ATTN: AQUILAsm GROUP OF FUNDS
                  581 MAIN STREET, WOODBRIDGE, NJ 07095-1198
                             Tel.# 1-800-637-4633

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*  Use lines 1&2
___For a Minor Use line 3
___For Trust, Corporation, Partnership or other Entity Use line 4
* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name exactly as account is to be registered
1.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name
Custodian for ____________________________________________________
                   Minor's First Name   Middle Initial   Last Name
Under the ___________UGTMA** _____________________________________
         Name of State       Minor's Social Security Number
4. ____________________________________________________
   ____________________________________________________
(Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
___________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title

B. MAILING ADDRESS AND TELEPHONE NUMBER

____________________________________________________
  Street or PO Box                           City
_______________________________(______)______________
  State           Zip          Daytime Phone Number

Occupation:________________________Employer:________________________

Employer's Address:__________________________________________________
                   Street Address:               City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding (See certification in Step 4, Section B, below.)

C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

_______________________   _____________________________
Dealer Name                           Branch Number
_______________________   _____________________________
Street Address                   Rep. Number/Name
_______________________   (_______)_____________________
  City    State    Zip     Area Code        Telephone


STEP 2
PURCHASES OF SHARES

A. INITIAL INVESTMENT

Indicate method of payment (For either method, make check payment to: NARRAGANSETT INSURED TAX-FREE INCOME FUND)

Indicate class of shares:
__  Class A Shares (Front-Payment Class)
__  Class C Shares (Level-Payment Class)

IF NO SHARE CLASS IS MARKED, INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES.

   __ Initial Investment $_________ (Minimum $1,000)
   __ Automatic Investment $________ (Minimum $50)
For Automatic Investment of at least $50 per month, you must complete Step 3, Section A, Step 4, Sections A & B and ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

B. DISTRIBUTIONS

All income dividends and capital gains distributions are automatically reinvested in additional shares at Net Asset Value unless otherwise indicated below.

Dividends are to be:___ Reinvested  ___Paid in cash*
Capital Gains Distributions are to be: ___ Reinvested ___ Paid in cash*
    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Narragansett Insured Tax-Free Income Fund Account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)

B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Fund toll-free at 1-800-637-4633. To establish this program, please complete Step 4, Sections A & B of this Application.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)

C. LETTER OF INTENT

APPLICABLE TO CLASS A SHARES ONLY.
See Terms of Letter of Intent and Escrow at the end of this application
___ Yes ___ No

I/We intend to invest in Class A Shares of the Fund during the 13-month period from the date of my/our first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or distributions) of at least $25,000 which, together with my/our present holdings of Fund shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:

___  $25,000   ___  $50,000    ___ $100,000   ___ $250,000
___  $500,000

D. AUTOMATIC WITHDRAWAL PLAN

(Minimum investment $5,000)
APPLICABLE TO CLASS A SHARES ONLY.

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, Administrative Data Management Corp. (the Agent) is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning________________ .
                                   Minimum: $50             Month/Year
Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial Institution name, address and your account number.
_______________________________     ______________________________________
First Name Middle Initial Last Name   Financial Institution Name
_______________________________     ______________________________________
  Street                             Financial Institution Street Address
_______________________________     ______________________________________
 City   State Zip                   City   State Zip

                                     ____________________________________
                                     Financial Institution Account Number

E. TELEPHONE EXCHANGE
 (Check appropriate box)
___ Yes ___ No
This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other persons telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorneys fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.

F. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this
Fund account is registered.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).
_______________________________   ____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   ____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                Number
_______________________________   ____________________________________
  Street                            City   State Zip


STEP 4 Section A
DEPOSITORS AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, Administrative Data Management Corp., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number _______________________________________

Name and Address where my/our account is maintained

Name of Financial Institution______________________________________________

Street Address_____________________________________________________________

City___________________________________________State _________ Zip ________
Name(s) and Signature(s) of Depositor(s) as they appear where account is registered

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

                        INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila
Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated
  Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.

STEP 4
Section B

SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Fund account and to charge the account for any related charges.
  I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW.
FOR A TRUST, ALL TRUSTEES MUST SIGN.*
__________________________     ____________________________     _________
Individual (or Custodian)      Joint Registrant, if any            Date
__________________________     ____________________________     _________
Corporate Officer, Partner,    Title                               Date
Trustee, etc.

* For Trust, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment,
  Expedited Redemption and Direct Deposit of Dividends) are effective
  15 days after this form is received in good order by the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.

BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access features form which may be obtained from Aquila Distributors at 1-800-453-6864 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.

TERMS OF LETTER OF INTENT AND ESCROW

      By checking Box 2c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.

      The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.

      The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.

      The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.

      The escrow shall operate as follows:

1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent (computed to the nearest full share) shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.

2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Distributor or the dealer, the Distributor will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.

4. By checking Box 2c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.

AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Fund at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

INVESTMENT ADVISER
Citizens Trust Company
One Citizens Plaza
Providence, Rhode Island 02903

ADMINISTRATOR and FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017


BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Vernon R. Alden
Paul Y. Clinton
David A. Duffy
Robert L. Krakoff
William J. Nightingale
J. William Weeks

OFFICERS
Lacy B. Herrmann, President
Stephen J. Caridi, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176

TABLE OF CONTENTS
Highlights......................................
Table of Expenses...............................
Financial Highlights............................
Introduction....................................
Investment Of The Fund's Assets.................
Investment Restrictions.........................
Net Asset Value Per Share.......................
Alternative Purchase Plans......................
How To Invest In The Fund.......................
How To Redeem Your Investment...................
Automatic Withdrawal Plan.......................
Management Arrangements.........................
Dividend And Tax Information....................
Exchange Privilege..............................
General Information.............................
Application and Letter of Intent

AQUILA
[LOGO]
Narragansett
[LOGO]
Insured Tax-Free Income Fund

PROSPECTUS

One Of The
Aquilasm Group Of Funds

            Narragansett Insured Tax-Free Income Fund

                       380 Madison Avenue
                           Suite 2300
                    New York, New York 10017
                          800-453-6864
                          212-697-6666

Prospectus
Class Y Shares                                   October 31, 1996

The Fund is a mutual fund whose objective is to seek to provide a high level of preservation for investors' capital and consistency in the payment of current income which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes.

     To achieve this objective, the Fund will invest primarily in tax-free municipal obligations which are insured by nationally recognized insurers of municipal obligations. While individual securities are insured as to the timely payment of principal and interest when due, the Fund's share value and dividend rate are not fixed and will vary with prevailing interest rates and economic and market factors.

     Municipal obligations which are so insured generally carry the highest credit rating (Aaa or AAA) assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). The Fund's goal, which is not assured, is to have 100% of the Fund's assets invested in insured obligations. If any uninsured obligations are purchased by the Fund, they must either be rated within the four highest credit ratings, which are considered as "investment grade," or, if unrated, be determined to be of comparable quality by the Fund's Adviser, Citizens Trust Company.

     There are three classes of shares of the Fund: Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee. (See "How to Purchase Class Y Shares.") The other classes, Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") are not offered by this Prospectus. See "General Information - Description of the Fund and its Shares."

      This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund dated October 31, 1996 (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to Administrative Data Management Corp., the Fund's Shareholder Servicing Agent, at the address given below, or by calling the telephone number(s) given below. The Additional Statement contains information about the Fund and its management not included in the Prospectus. The Additional Statement is incorporated by reference in its entirety in the Prospectus. Only when you have read both the Prospectus and the Additional Statement are all material facts about the Fund available to you.

      INSURANCE COVERS TIMELY PAYMENT OF PRINCIPAL AND INTEREST WHEN DUE ON INDIVIDUALLY INSURED SECURITIES IN THE FUND'S INVESTMENT PORTFOLIO. INSURANCE DOES NOT, HOWEVER, INSURE AGAINST FLUCTUATIONS IN THE VALUE OF THE FUND'S SHARES AND DIVIDEND RATES, WHICH ARE NOT FIXED AND WILL VARY WITH PREVAILING INTEREST RATES AND ECONOMIC AND MARKET FACTORS.

     SHARES OF THE FUND ARE NOT DEPOSITS IN, OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY CITIZENS TRUST COMPANY (THE "ADVISER"), CITIZENS BANK OR ITS BANK OR NON-BANK AFFILIATES OR BY ANY OTHER BANK. SHARES OF THE FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR GOVERNMENT SPONSORED AGENCY OF THE FEDERAL GOVERNMENT OR ANY STATE.

     AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

      For Purchase, Redemption or Account inquiries contact
            The Fund's Shareholder Servicing Agent:
              Administrative Data Management Corp.
           581 Main Street, Woodbridge, NJ 07095-1198
           Call 800-637-4633 toll free or 908-855-5731

           For General Inquiries & Yield Information,
           Call 800-453-6864 toll free or 212-697-6666
                  In Rhode Island: 401-453-6864

This Prospectus Should Be Read and Retained For Future Reference

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           HIGHLIGHTS

     Narragansett Insured Tax-Free Income Fund, founded by Aquila Management Corporation in 1992 and one of the Aquilasm Group of Funds, is an open-end, non-diversified management investment company (a "mutual fund") which invests in tax-free municipal bonds and notes, the kind of obligations issued by the State of Rhode Island and its various local authorities to finance such long-term projects as schools, roads, hospitals, and water facilities throughout Rhode Island or to finance short-term needs. (See "Introduction.")

     Insured Obligations - The Fund's investments will be primarily municipal obligations which are insured as to the timely payment of principal and interest when due by nationally recognized insurers of such obligations. The goal of the Fund, which is not assured, is to have 100% of the Fund's assets so invested. While individual portfolio securities of the Fund will be so insured, the Fund's share value and dividend rate are not fixed or insured and will fluctuate with prevailing interest rates and other economic and market factors. (See "Factors Which May Affect the Value of the Fund's Investments and Their Yields.")

     Investment Grade - Other than insured municipal obligations which are rated Aaa or AAA, the Fund will acquire only those municipal obligations which, at the time of purchase, are within the four highest credit ratings assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or are determined to be of comparable quality by the Fund's Adviser, Citizens Trust Company. In general there are nine separate credit ratings for municipal obligations, ranging from the highest to the lowest credit rating for municipal obligations. Obligations within the top four ratings are considered "investment grade," but those in the fourth rating may have speculative characteristics as well. (See "Investment of the Fund's Assets.")

     Tax-Free Income - The municipal obligations in which the Fund invests pay interest which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes. Dividends paid by the Fund from this income are likewise free of both such taxes. It is, however, possible that in certain circumstances, a small portion of the dividends paid by the Fund will be subject to income taxes. In addition, the Federal alternative minimum tax may apply to some investors; however, not more than 20% of the Fund's net assets can be invested in obligations paying interest which is subject to this tax. The receipt of exempt-interest dividends from the Fund may result in some portion of social security payments or railroad retirement benefits being included in taxable income. Capital gains distributions, if any, are taxable. (See "Dividend and Tax Information.")

     Initial Investment - You may open your account with any purchase of $1,000 or more or by opening an Automatic Investment Program which makes purchases of $50 or more each month. See the Application, which is in the back of the Prospectus. (See "How to Invest in the Fund.")

     Additional Investments - You may make additional investments at any time and in any amount, directly or, if in an amount of $50 or more, through the convenience of having your investment electronically transferred from your financial institution account into the Fund by Automatic Investment or Telephone Investment. (See "How to Invest in the Fund.")

     Alternative Purchase Plans - The Fund provides alternative ways to invest. (See "Description of the Fund and its Shares.") For this purpose the Fund offers classes of shares, which differ in their expense levels and sales charges:

     Institutional Class Shares ("Class Y Shares") are offered by this Prospectus. Class Y Shares are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee. (See "How to Purchase Class Y Shares.")

     The other classes, Front-Payment Class Shares ("Class A
Shares") and Level-Payment Class Shares, ("Class C Shares"), are not offered by this Prospectus. See "General Information -
Description of the Fund and its Shares."

     At the date of the Prospectus, Class Y Shares are registered for sale only in Rhode Island. (See "How to Invest in the Fund.") If Class Y Shares of the Fund are sold outside Rhode Island, except to certain institutional investors, the Fund may be required to redeem them. If your state of residence is not Rhode Island, dividends from the Fund may be subject to income taxes of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Fund.

     Monthly Income - Dividends are declared daily and paid monthly. At your choice, dividends are paid by check mailed to you, directly deposited into your financial institution account or automatically reinvested without sales charge in additional shares of the Fund at the then-current net asset value. (See "Dividend and Tax Information.")

     Redemptions - Liquidity - You may redeem any amount of your Class Y Shares account on any business day at the next determined net asset value by telephone, FAX or mail request, with proceeds being sent to a predesignated financial institution, if you have elected Expedited Redemption. Proceeds will be wired or transferred through the facilities of the Automated Clearing House, wherever possible, upon request, if in an amount of $1,000 or more, or will be mailed. For these and other redemption procedures see "How to Redeem Your Investment." There are no redemption fees for redemption of Class Y Shares.

     Local Investment Management and Fee Arrangements - Citizens Trust Company serves as the Fund's Investment Adviser, providing experienced local professional management. The Fund pays fees at a rate of up to 0.23 of 1% of average annual net assets to its Adviser and up to 0.27 of 1% of such assets to its Administrator for total fees at a rate of up to 0.50 of 1% of average annual net assets, although some or all of these fees will be waived temporarily. (See "Table of Expenses" and "Management Arrangements.")

     Many Different Issues - Even a small investment in the Fund allows you to have the advantages of a portfolio which consists of over 110 issues with different maturities. (See "Investment of the Fund's Assets.")

     Certain Stabilizing Measures - To attempt to protect against declines in the value of its investments and other market risks, the Fund will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases of other than insured issues, broadening diversification and increasing its position in cash.

     Exchanges - You may exchange Class Y Shares of the Fund into Class Y Shares of other Aquila-sponsored tax-free municipal bond mutual funds, or two Aquila sponsored equity funds. You may also exchange them into shares of the Aquila-sponsored money market funds. The exchange prices will be the respective net asset values of the shares. (See "Exchange Privilege.")

     Risks and Special Considerations - The share price, determined on each business day, varies with the market prices of the Fund's portfolio securities, which fluctuate with market conditions, including prevailing interest rates. Accordingly, the proceeds of redemptions may be more or less than your original cost. (See "Factors Which May Affect the Value of the Fund's Investments and Their Yields.") The Fund's assets, being primarily or entirely Rhode Island issues, are subject to economic and other conditions affecting Rhode Island. (See "Risk Factors and Special Considerations Regarding Investment in Rhode Island Obligations.") Moreover, the Fund is classified as a "non-diversified" investment company, because it may choose to invest in the obligations of a relatively limited number of issuers. (See "Investment of the Fund's Assets.")

     Statements and Reports - You will receive statements of your account monthly as well as each time you add to your account or take money out. Additionally, you will receive a Semi-Annual Report and an audited Annual Report.


                   NARRAGANSETT INSURED TAX-FREE INCOME FUND
                               TABLE OF EXPENSES

                                                            Class Y
Shareholder Transaction Expenses                            Shares
   Maximum Sales Charge Imposed at Time of Purchase........   None
     (as a percentage of the offering price)
   Maximum Sales Charge Imposed on Reinvested Dividends ...   None
   Maximum Deferred Sales Charge ..........................   None
   Redemption Fees ........................................   None
   Exchange Fee ...........................................   None

Annual Fund Operating Expenses (1)(2)
  (as a percentage of average net assets)

   Investment Advisory Fee After Waiver ...................   0.05%
   All Other Expenses After Expense
       Reimbursement and Fee Waiver .......................   0.16%
     Administration Fee After Waiver ..................  0.06%
     Other Expenses After Expense Reimbursement .......  0.10%
   Total Fund Operating Expenses After Expense
        Reimbursement and Fee Waiver ......................   0.21%

Example (3)
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

       1 Year       3 Years       5 Years       10 Years
         $2           $7            $12            $27


(1) Estimated based upon amounts incurred by the Fund's Class A Shares during its most recent fiscal year.

The Fund's operating expenses are anticipated to be incurred at the annual rate of 0.21%, whereas without fee waivers and expense reimbursement, they would have been incurred at the following annual rate for Class Y
Shares, investment advisory fee, 0.23%; administration fee, 0.27%; other expenses, 0.52%, for total operating expenses of 1.02%. Operating expenses are being subsidized through reimbursement by the Administrator.
This subsidy is being phased out progressively so that the Fund will bear all of its own expenses, other than advisory and administration fees, once its asset size reaches approximately $60 million. Also, fees are being waived by the Adviser and Administrator and it is anticipated that once the asset size of the Fund reaches approximately $60 million these waivers will be increasingly reduced as the asset size of the Fund increases, so that when assets exceed approximately $150 million a substantial portion or all of these fees will be paid. The undertakings of the Adviser and Administrator as to fee waivers and the practices of the Administrator as to expense reimbursement may operate to reduce the fees and expenses of the Fund during the development stage of the Fund
(see "Management Arrangements").

(3) The expense example is based upon the above annual Fund operating expenses. It is also based upon amounts at the beginning of each year which includes the prior year's assumed results. A year's results consist of an assumed 5% annual return less total annual operating expenses; the expense ratio was applied to an assumed average balance (the year's starting investment plus one-half the year's results). Each figure represents the cumulative expenses so determined for the period specified.



THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE SECURITIES AND EXCHANGE COMMISSION SPECIFIES THAT ALL MUTUAL FUNDS USE THE 5% ANNUAL RATE OF RETURN FOR PURPOSES OF PREPARING THE ABOVE EXAMPLE.

The purpose of the above table is to assist the investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The assumed 5% annual return should not be interpreted as a prediction of an actual return, which may be higher or lower.



                   NARRAGANSETT INSURED TAX-FREE INCOME FUND
                             FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


     The following table of Financial Highlights has been audited by KPMG Peat
Marwick LLP, independent auditors, whose report thereon is included in the Fund's financial statements contained in its Annual Report, which are incorporated by reference into the Additional Statement. The information provided in the table should be read in conjunction with the financial statements and related notes.



                                   Class A(1)               Period(3) Class Y(2)
                                 Year ended June 30,        Ended     Period
                                                            June 30,  Ended
                              1996      1995      1994      1993**    June 30,
                                                                      1996
Net Asset Value, Beginning
  of Period ................   $9.80     $9.44    $10.07     $9.60     $9.94

Income from Investment
 Operations:
  Net investment income ....    0.52      0.54      0.53      0.39     0.09
  Net gain (loss) on
    securities (both realized
    and unrealized) ........    0.13      0.36     (0.63)     0.47     (0.01)
  Total from Investment
    Operations .............    0.65      0.90     (0.10)     0.86     0.08

Less Distributions:
  Dividends from net
    investment income ......   (0.52)    (0.54)    (0.53)    (0.39)    (0.09)
  Distributions from
    capital gains ..........     -         -         -          -        -
  Total Distributions ......   (0.52)    (0.54)    (0.53)    (0.39)    (0.09)

Net Asset Value, End of
  Period ...................    $9.93     $9.80     $9.44    $10.07    $9.93
Total Return (not reflecting
  sales charge).............    6.72%     9.82%    (1.11)%   9.18%+    0.80+

Ratios/Supplemental Data
  Net Assets, End of Period
    (in thousands) .........   $37,988   $34,373   $31,660   $15,249   0.1
  Ratio of Expenses to
    Average Net Assets .....    0.14%     0.06%     0.02%        0%*   0.04+
  Ratio of Net Investment
    Income to Average Net
    Assets .................    5.19%     5.63%     5.30%     5.28%*   0.89+
  Portfolio Turnover Rate ..       0%        0%        0%     2.56%+      0%

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:

  Net Investment Income ....   $0.42     $0.43      $0.40     $0.20    0.08
  Ratio of Expenses to
    Average Net Assets .....   1.17%     1.19%      1.32%     2.56%*   0.15+
  Ratio of Net Investment
    Income to Average Net
    Assets .................   4.16%     4.50%      4.00%     2.72%*   0.77+



(1)  Designated as Class A Shares on May 1, 1996.

(2)  New Class of Shares established on May 1, 1996.

(3)  From September 10, 1992 (commencement of operations) to June 30, 1993.

+    Not Annualized.

*    Annualized.


                          INTRODUCTION

     The Fund's shares are designed to be a suitable investment for investors who seek a high level of preservation for the principal of their investment and consistency in the payment of income which is exempt from regular State of Rhode Island personal income taxes and regular Federal income taxes.

     You may invest in shares of the Fund as an alternative to direct investments in Rhode Island Obligations, as defined below, which may include obligations of certain non-Rhode Island issuers. The Fund offers you the opportunity to keep assets fully invested in a vehicle that provides a professionally managed portfolio of Rhode Island Obligations which may, but not necessarily will, be more diversified, higher yielding or more stable and more liquid than you might be able to obtain on an individual basis by direct purchase of Rhode Island Obligations.

     Through the convenience of a single security consisting of shares of the Fund, you are also relieved of the inconvenience associated with direct investments of fixed denominations, including the selecting, purchasing, handling, monitoring call provisions and safekeeping of Rhode Island Obligations.

     Rhode Island Obligations are a type of municipal obligation. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less while municipal bonds have extended maturities. Municipal notes include: project notes, which sometimes carry a U.S. Government guarantee; tax anticipation notes; revenue anticipation notes; bond anticipation notes; construction loan notes; and floating and variable rate demand notes. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment. The purposes for which municipal obligations such as bonds are issued include the construction of a wide range of public facilities such as highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities.

                 INVESTMENT OF THE FUND'S ASSETS

     The Fund's objective is to seek a high level of preservation for investor's capital and consistency in the payment of current income which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes. There is no assurance, however, that the Fund will achieve its objective, which is a fundamental policy of the Fund. (See "Investment Restrictions" for a description of the Fund's fundamental policies.) In seeking its objective, the Fund will invest primarily in Rhode Island Obligations (as defined below) which are insured by nationally recognized insurers of municipal obligations as to the timely payment of principal and interest when due. The value of the Fund's shares will tend to fluctuate with prevailing interest rates and economic and market factors.

     As used in the Prospectus and the Additional Statement, the term "Rhode Island Obligations" means obligations, including those of certain non-Rhode Island issuers, of any maturity which pay interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from Rhode Island personal income taxes and regular Federal income taxes. Although exempt from regular Federal income tax, interest paid on certain types of Rhode Island Obligations, and dividends which the Fund might pay from this interest, are preference items as to the Federal alternative minimum tax ("AMT"); for further information, see "Dividend and Tax Information." As a fundamental policy, at least 80% of the Fund's net assets will be invested in Rhode Island Obligations income paid upon which will not be subject to the AMT; accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the AMT. The Fund may refrain entirely from purchasing Rhode Island Obligations subject to AMT.

     The non-Rhode Island bonds or other obligations, the interest on which is exempt under present law from State of Rhode Island personal income taxes and regular Federal income taxes, are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. The Fund will not purchase Rhode Island Obligations of non-Rhode Island issuers unless Rhode Island Obligations of Rhode Island issuers of the desired quality, maturity and interest rate are not available. As a Rhode Island-oriented fund, it is a fundamental policy that at least 65% of the Fund's total assets will be invested in Rhode Island Obligations of Rhode Island issuers.

Insurance Feature

     The purpose of having insurance on investments in Rhode Island Obligations in the Fund's portfolio is to reduce financial risk for investors in the Fund.

     Insurance as to the timely payment of principal and interest when due for Rhode Island Obligations is acquired as follows:

     (i) obtained by the issuer of the Rhode Island Obligations at the time of original issue of the obligations, known as "New Issue Insurance," or

     (ii) purchased by the Fund or a previous owner with respect to specific Rhode Island Obligations, termed "Secondary Market
Insurance."

     The insurance of principal under these types of insurance policies refers to the payment of the face or par value of the Rhode Island Obligation when due. Insurance is not affected by nor does it insure the market price paid by the Fund for the obligation. The market value of obligations in the Fund will, from time to time, be affected by various factors including the general movement of interest rates. The value of the Fund's shares is not insured.

     In order to reduce financial risk to the Fund's investors as much as practical, it is a goal of the Fund, which is not assured, that 100% of the Fund's assets will be invested in insured Rhode Island Obligations. However, if the Board of Trustees determines that there is an inadequate supply in the marketplace of Rhode Island Obligations covered by New Issue Insurance and that appropriate Secondary Market Insurance cannot be obtained for other Rhode Island Obligations on terms that are financially advantageous to the Fund as a result of market conditions or other factors, then the Fund may invest in Rhode Island Obligations that are not insured. As a fundamental policy, 65% of the Fund's total net assets will be invested in Rhode Island Obligations which are insured.

     New Issue Insurance is obtained by the issuer of the Rhode Island Obligations and all premiums respecting such securities are paid in advance by such issuer. Such policies are noncancelable and continue in force so long as the Rhode Island Obligations are outstanding and the insurer remains in business.

     The Fund may also purchase Secondary Market Insurance on any Rhode Island Obligation purchased by the Fund. By purchasing Secondary Market Insurance, the Fund will obtain, upon payment of a single premium, insurance against nonpayment of scheduled principal and interest for the remaining term of the Rhode Island Obligation, regardless of whether the Fund then owns such security. Such insurance coverage is noncancelable and continues in force so long as the security so insured is outstanding and the insurer remains in business. The purposes of acquiring Secondary Market Insurance are to insure timely payment of principal and interest when due and to enable the Fund to sell a Rhode Island Obligation to a third party as a high-rated insured Rhode Island Obligation at a market price greater than what otherwise might be obtainable if the security were sold without the insurance coverage. There is no assurance that such insurance can be obtained at rates that would make its purchase advantageous to the Fund.

     New Issue Insurance and Secondary Market Insurance will be obtained from some or all of the following: Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("Financial Guaranty") and AMBAC Indemnity Corporation ("AMBAC Indemnity"). See the Additional Statement for information about these companies. The Fund may also purchase insurance from, or Rhode Island Obligations insured by, other insurers. However, the Fund will seek to ensure that any insurer used will itself have a Aaa or AAA rating.

     Further information concerning the insurance feature appears in the Additional Statement.

Risk Factors and Special Investment
Considerations Regarding the Insurance Feature

     While the insurance feature is intended to reduce financial risk, in some instances there is a cost to be borne by the Fund for such a feature. In general, the insurance premium cost of New Issue Insurance is borne by the issuer.

     Secondary Market Insurance, if purchased by the Fund, involves payment of a single premium, the cost of which is added to the cost basis of the price of the security. It is not considered an item of expense of the Fund, but rather an addition to the price of the security. Upon sale of a security so insured, the excess, if any, of the security's market value as an "Aaa" or "AAA" rated security over its market value without such rating, including the cost of the single premium for Secondary Market Insurance, would inure to the Fund in determining the net capital gain or loss realized by the Fund.

     In practice, those nationally recognized insurers which provide insurance generally do so only for municipal obligations which on their own would be rated within the top four credit ratings, and preferably with at least an "A" rating by such credit rating agencies as Moody's or S&P.

     New Issue Insurance and Secondary Market Insurance do not terminate with respect to a Rhode Island Obligation once the obligation is sold by the Fund.

Information about the Fund's Investments

     Municipal obligations which are insured are generally rated Aaa or AAA by the major credit rating agencies, the highest attainable credit rating assigned by these rating agencies. If the Fund purchases uninsured Rhode Island Obligations, which it may do, in order to maintain a quality-oriented portfolio, the Fund will purchase only investment grade securities. Any such Rhode Island Obligations which the Fund purchases must, at the time of purchase, either (i) be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); or (ii) if unrated, be determined to be of comparable quality to municipal obligations so rated by Citizens Trust Company (the "Adviser"), the Fund's investment adviser (subject to the direction and control of the Board of Trustees).

     In general, there are nine separate credit ratings, ranging from the highest to the lowest credit standards for municipal obligations. Municipal obligations rated in the fourth highest credit rating are considered by such rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

     Except as set forth under "Risk Factors and Special Investment Considerations Regarding the Insurance Feature," above, if after purchase the rating of any rated Rhode Island Obligation is downgraded such that it could not then be purchased by the Fund, or, in the case of an unrated Rhode Island Obligation, if the Adviser determines that the unrated obligation is no longer of comparable quality to those rated obligations which the Fund may purchase, it is the current policy of the Fund to cause any such obligation to be sold as promptly thereafter as the Adviser in its discretion determines to be consistent with the Fund's objectives; such obligation remains in the Fund's portfolio until it is sold. In addition, because a downgrade often results in a reduction in the market price of a downgraded obligation, sale of such an obligation may result in a loss. See Appendix A to the Additional Statement for further information as to these ratings. The Fund can purchase industrial development bonds only if they meet the definition of Rhode Island Obligations, i.e., the interest on them is exempt from Rhode Island State and regular Federal income taxes.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund also intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Fund, at least 50% of its assets must consist of (i) cash; and (ii) securities which, as to any one issuer, do not exceed 5% of the value of the Fund's assets. If the Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. The Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers. The Fund's assets, being primarily or entirely Rhode Island issues, are accordingly subject to economic and other conditions affecting Rhode Island. (See "Risks and Special Considerations Regarding Investment In Rhode Island Obligations.")

Possible Stabilizing Measures

     In attempting to protect against declines in the value of its investments as a result of general interest rate fluctuations, economic factors and other market risks, the Fund will employ such traditional measures as upgrading credit standards for portfolio purchases of other than insured obligations, varying maturities, broadening diversification and increasing its position in cash and cash equivalents.

Floating and Variable Rate Demand Notes

     Floating and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30 days' notice. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

Participation Interests

     The Fund may purchase from financial institutions participation interests in Rhode Island Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the underlying Rhode Island Obligations in the proportion that the Fund's participation interest bears to the total amount of the underlying Rhode Island Obligations. All such participation interests must meet the Fund's credit requirements. See "Limitation of 10% as to Certain Investments."

When-Issued and Delayed Delivery Purchases

     The Fund may buy Rhode Island Obligations on a when-issued or delayed delivery basis when it has the intention of acquiring them. The Rhode Island Obligations so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place; their value at the delivery date may be less than the purchase price. The Fund cannot enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. If the Fund chooses to dispose of the right to acquire a when-issued obligation prior to its acquisition, it could, as with the disposition of any other portfolio holding, incur a gain or loss due to market fluctuation; any such gain would be a taxable short-term gain. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account with the Custodian, which is marked to market every business day. See the Additional Statement for further information.

 Limitation of 10% as to Certain Investments

     The Fund cannot purchase Rhode Island Obligations that are not readily marketable if thereafter more than 10% of its net assets would consist of such investments. However, this 10% limit does not include any Rhode Island Obligations as to which the Fund can exercise the right to demand payment in full within three days and as to which there is a secondary market. Floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) are considered illiquid unless determined by the Board of Trustees to be readily marketable. (See the Additional Statement.)

Current Policy as to Certain Obligations

     The Fund will not invest more than 25% of its total assets in
(i) Rhode Island Obligations the interest on which is paid from revenues of similar type projects or (ii) industrial development bonds, unless the Prospectus and/or the Additional Statement are supplemented to reflect the change and to give additional information.

Factors Which May Affect the Value
of the Fund's Investments and Their Yields

     The value of the Rhode Island Obligations in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates, and may be subject to other market, credit and economic factors as well. If the prevailing interest rates go up after the Fund buys Rhode Island Obligations, the value of these obligations will normally go down; if these rates go down, the value of these obligations will normally go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term Rhode Island Obligations than on long-term obligations. Long-term obligations (which often have higher yields) generally fluctuate in value more than short-term ones. For this reason, the Fund may, to achieve a defensive position, shorten the average maturity of its portfolio. The Fund's portfolio will represent a blend of short-term and long-term obligations designed to reduce fluctuations in the net asset value of the Fund's shares.

Risks and Special Considerations
Regarding Investment In Rhode Island Obligations

     The following is a discussion of the general factors that might influence the ability of issuers to repay principal and interest when due on the Rhode Island Obligations contained in the portfolio of the Fund. Such information is derived from sources that are generally available to investors and is believed by the Fund to be accurate, but has not been independently verified and may not be complete.

     Rhode Island experienced significant economic growth during most of the 1980's. Its economy became more diversified as reliance on manufacturing employment decreased and non-manufacturing employment grew. From 1980 to 1989 per capita income growth exceeded national growth levels, and employment growth and total personal income growth both paralleled national growth levels.

     Since 1989, there was a national and regional economic slowdown resulting in rising unemployment rates and the slowing of personal income growth. Rhode Island, like other New England states, began to experience a slowdown in its economy at that time. Its unemployment rate increased from 4.1% in 1989 to 6.8% in 1990, to 8.6% in 1991 and to 8.9% in 1992. Personal income slowed from an annual rate of growth of 9.0% in 1988 to 2.1% in 1991. Real personal income growth slowed from 4.5% to -1.8% for the same years. Personal income growth is forecast to be below the growth rate for the United States as a whole.

     The economic slowdown has resulted in significant budget constraints. Declining revenues, combined with increased demand for certain governmental services, such as public assistance, have occurred as a result of the difficult general economic conditions. The State constitution requires that Rhode Island end each year with a balanced budget and does not permit a deficit to continue into the next fiscal year. The constitutional mandate and overall budgeting pressure forced state officials to review the State's overall fiscal outlook and structural issues pertaining to its financial structure. Revenue estimating procedures were improved, and five-year projections were published with the annual budget submission. Major program reductions and eliminations were adopted. A constitutional amendment was adopted by voter referendum to mandate a "rainy day fund." A capital budgeting process was initiated along with increased emphasis on debt management. See the Additional Statement for further information.

                     INVESTMENT RESTRICTIONS

     The Fund has a number of policies about what it can and cannot do. Certain of these policies, identified in the Prospectus and in the Additional Statement as "fundamental policies," cannot be changed unless the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding shares vote to change them. (See the Additional Statement for a definition of such a majority.) All other policies can be changed from time to time by the Board of Trustees without shareholder approval. Some of the more important of the Fund's fundamental policies, not otherwise identified in the Prospectus, are set forth below; others are listed in the Additional Statement.

1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than Rhode Island
Obligations meeting the standards stated under "Investment of the Fund's Assets."

2. The Fund has industry investment requirements.

     The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry. The Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

3. The Fund cannot make loans.

     The Fund can buy those Rhode Island Obligations which it is permitted to buy (see "Investment of the Fund's Assets"); this is investing, not making a loan. The Fund cannot lend its portfolio securities.

4. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund's income. Except in connection with borrowings, the Fund will not issue senior securities. The Fund will not purchase any Rhode Island Obligations while it has any outstanding borrowings which exceed 5% of the value of its total assets.

                    NET ASSET VALUE PER SHARE

     The Fund's net asset value and offering price per share of each class are determined as of 4:00 p.m. New York time on each day that the New York Stock Exchange is open (a "business day"). The net asset value per share is determined by dividing the value of the net assets (i.e., the value of the assets less liabilities) by the total number of shares outstanding. Determination of the value of the Fund's assets is subject to the direction and control of the Fund's Board of Trustees. In general it is based on market value, except that Rhode Island Obligations maturing in 60 days or less are generally valued at amortized cost; see the Additional Statement for further information.

                    HOW TO INVEST IN THE FUND

     Institutional Class Shares (Class Y Shares) are offered only to institutional investors for investments held in a fiduciary, advisory, agency, custodial or similar capacity, or through them to their clients, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

How to Purchase Class Y Shares

     Class Y Shares of the Fund may be purchased through any investment broker or dealer (a "selected dealer") which has a sales agreement with Aquila Distributors, Inc. (the "Distributor") or through the Distributor. There are two ways to make an initial investment: (i) order the shares through your investment broker or dealer, if it is a selected dealer; or (ii) mail the Application with payment to Administrative Data Management Corp. (the "Agent") at the address on the Application. There is no sales charge on initial or subsequent investments. You are urged to complete an Application and send it to the Agent so that expedited shareholder services can be established at the time of your investment.

     The minimum initial investment for Class Y Shares is $1,000, except as otherwise stated in the Prospectus or Additional Statement. You may also make an initial investment of at least $50 by establishing an Automatic Investment Program. To do this you must open an account for automatic investments of at least $50 each month and make an initial investment of at least $50. (See below and "Automatic Investment Program" in the Application.) Such investment must be drawn in United States dollars on a United States commercial or savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution"). You may make subsequent investments in Class Y Shares in any amount (unless you have an Automatic Withdrawal Plan). Your subsequent investment may be made through a selected dealer or by forwarding payment to the Agent, with the name(s) of account owner(s), the account number and the name of the Fund. With subsequent investments, please send the pre-printed stub attached to the Fund's confirmations.

     Subsequent investments of $50 or more in Class Y Shares can be made by electronic funds transfer from your demand account at a Financial Institution. To use electronic funds transfer for your purchases, your Financial Institution must be a member of the Automated Clearing House and the Agent must have received your completed Application designating this feature, or, after your account has been opened, a Ready Access Features form available from the Distributor or the Agent. A pre-determined amount can be regularly transferred for investment ("Automatic Investment"), or single investments can be made upon receipt by the Agent of telephone instructions from anyone ("Telephone Investment"). The maximum amount of each Telephone Investment is $50,000. Upon 30 days' written notice to shareholders, the Fund may modify or terminate these investment methods at any time or charge a service fee, although no such fee is currently contemplated.

     The offering price for Class Y Shares is the net asset value per share. The offering price determined on any day applies to all purchase orders received by the Agent from selected dealers that day, except that orders received by it after 4:00 p.m. New York time will receive that day's offering price only if such orders were received by selected dealers from customers prior to such time and transmitted to the Distributor prior to its close of business that day (normally 5:00 p.m. New York time); if not so transmitted, such orders will be filled at the next determined offering price. Selected dealers are required to transmit orders promptly. Investments by mail are made at the offering price next determined after receipt of the purchase order by the Agent. Purchase orders received on other than a business day will be executed on the next succeeding business day. Purchases by Automatic Investment and Telephone Investment will be executed on the first business day occurring on or after the date an order is considered received by the Agent at the price determined on that day. In the case of Automatic Investment your order will be executed on the date you specified for investment at the price determined on that day. If that day is not a business day your order will be executed at the price determined on the next business day. In the case of Telephone Investment your order will be filled at the next determined offering price. If your order is placed after the time for determining the net asset value of the Fund shares for any day, it will be executed at the price determined on the following business day. The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Distributor when the Distributor judges it in the Fund's best interest to do so.

     At the date of the Prospectus, Class Y Shares of the Fund are registered for sale only in Rhode Island.

     If you do not reside in Rhode Island you should not purchase shares of the Fund. If shares are sold outside of Rhode Island, except to certain institutional investors, the Fund may be required to redeem them. Such a redemption may result in a loss to you and may have tax consequences.

     In addition, if your state of residence is not Rhode Island, the dividends from the Fund may be subject to income taxes of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Fund.

Possible Compensation for Dealers

     The Distributor, at its own expense, may also provide additional compensation to dealers in connection with sales of any class of shares of the Fund. Additional compensation may include payment or partial payment for advertising of the Fund's shares, payment of travel expenses, including lodging, incurred in connection with attendance at sales seminars taken by qualifying registered representatives to locations within or outside of the United States, other prizes or financial assistance to securities dealers in offering their own seminars or conferences. In some instances, such compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. No such additional compensation to dealers in connection with sales of shares of the Fund will affect the price you pay for shares or the amount that the Fund will receive from such sales. Any of the foregoing payments to be made by the Distributor may be made instead by the Administrator out of its own funds, directly or through the Distributor.

     Brokers and dealers may receive different levels of compensation for selling different classes of shares.

Confirmations and Share Certificates

     All purchases of shares will be confirmed and credited to you in an account maintained for you at the Agent in full and fractional shares of the Fund (rounded to the nearest 1/1000th of a share). No share certificates will be issued for Class Y Shares.

     The Fund and the Distributor reserve the right to reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

Distribution Plan

     The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted under the Rule. No payments under the Plan from assets represented by Class Y Shares are authorized.

     The Plan contains provisions designed to protect against any claim against or involving the Fund that some of the expenses which might be considered to be sales-related which the Fund pays or may pay come within the purview of the Rule. The Fund believes that except for payments made with respect to Class A Shares and Class
C Shares it is not financing any such activity and does not consider any payment enumerated in such provisions as so financing any such activity. If and to the extent that any payment as specifically listed in the Plan (see the Additional Statement) is considered to be primarily intended to result in or as indirect financing of any activity which is primarily intended to result in the sale of Fund shares, these payments are authorized under the Plan. In addition, if the Administrator, out of its own funds, makes payment for distribution expenses such payments are authorized. See the Additional Statement.

                  HOW TO REDEEM YOUR INVESTMENT

     You may redeem all or any part of your Class Y Shares at the net asset value next determined after acceptance of your redemption request at the Agent. Redemptions can be made by the various methods described below. There is no minimum period for any investment in the Fund, except for shares recently purchased by check, Automatic Investment or Telephone Investment as discussed below. There are no redemption fees or penalties on redemption of Class Y Shares. A redemption may result in a transaction taxable to you.

     For your convenience the Fund offers expedited redemption for Class Y Shares to provide you with a high level of liquidity for your investment.

Expedited Redemption Methods
(Non-Certificate Shares)

     You have the flexibility of two expedited methods of initiating redemptions. They are available as to shares of any class not represented by certificates.

     1. By Telephone. The Agent will accept instructions by telephone from anyone to redeem shares and make payments

          a) to a Financial Institution account you have predesignated or

          b) by check in the amount of $50,000 or less, mailed to you, if your shares are registered in your name at the Fund and the check is sent to your address of record, provided that there has not been a change of your address of record during the 30 days preceding your redemption request. You can make only one request for telephone redemption by check in any 7-day period.

     See "Redemption Payments" below for payment methods. Your name, your account number and your address of record must be supplied.

     To redeem an investment by this method, telephone:

             800-637-4633 toll free or 908-855-5731

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     2. By FAX or Mail. You may also request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to: Administrative Data Management Corp.,
     Attn: Aquilasm Group of Funds, by FAX at 908-855-5730 or by mail at 581 Main Street, Woodbridge, NJ 07095-1198, indicating account name(s), account number, amount to be redeemed, and any payment directions, signed by the registered holder(s). Signature guarantees are not required. See "Redemption Payments" below for payment methods.

     If you wish to have redemption proceeds sent directly to a Financial Institution Account you should so elect on the Expedited Redemption section of the Application or the Ready Access Features form and provide the required information concerning your Financial Institution account number. The Financial Institution account must be in the exclusive name(s) of the shareholder(s) as registered with the Fund. You may change the designated Financial Institution account at any time by completing and returning a Ready Access Features form. For protection of your assets, this form requires signature guarantees and possible additional documentation.

Regular Redemption Method

     If you own Class Y Shares registered on the books of the Fund, and you have not elected Expedited Redemption to a predesignated Financial Institution account, you must use the Regular Redemption Method. Under this redemption method you should send a letter of instruction to: Administrative Data Management Corp., Attn:
Aquilasm Group of Funds, 581 Main Street, Woodbridge, NJ
07095-1198, containing:

          Account Name(s);

          Account Number;

          Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

          Payment instructions (normally redemption proceeds will be mailed to your address as registered with the Fund);

          Signature(s) of the registered shareholder(s); and

          Signature guarantee(s), if required, as indicated below.

     For a redemption request to be in "proper form," the signature or signatures must be the same as in the registration of the account. In a joint account, the signatures of both shareholders are necessary. Signature guarantees may be required if sufficient documentation is not on file with the Agent. Additional documentation may be required where shares are held by certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by other than the shareholder of record. If redemption proceeds of $50,000 or less are payable to the record holder and are to be sent to the record address, no signature guarantee is required, except as noted above. In all other cases, signatures must be guaranteed by a member of a national securities exchange, a U.S. bank or trust company, a state-chartered savings bank, a federally chartered savings and loan association, a foreign bank having a U.S. correspondent bank, a participant in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc. Medallion Signature Program
(MSP). A notary public is not an acceptable signature guarantor.

Redemption Payments

     Redemption payments will ordinarily be mailed to you at your address of record. If you so request and the amount of your redemption proceeds is $1,000 or more, the proceeds will, wherever possible, be wired or transferred through the facilities of the Automated Clearing House to the Financial Institution account specified in the Expedited Redemption section of your Application or Ready Access Features form. The Fund may impose a charge, not exceeding $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. The Fund has no present intention of making this charge. Upon 30 days' written notice to shareholders, the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them. If you use a broker or dealer to arrange for a redemption, it may charge you a fee for this service.

     The Fund will normally make payment for all shares redeemed on the next business day (see "Net Asset Value Per Share") following acceptance of the redemption request made in compliance with one of the redemption methods specified above. Except as set forth below, in no event will payment be made more than seven days after acceptance of such a redemption request. However, the right of redemption may be suspended or the date of payment postponed (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation; (ii) during periods in which an emergency, as determined by the Securities and Exchange Commission, exists which causes disposal of, or valuation of the net asset value of, the portfolio securities to be unreasonable or impracticable; or
(iii) for such other periods as the Securities and Exchange Commission may permit. Payment for redemption of shares recently purchased by check (irrespective of whether the check is a regular check or a certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment may be delayed up to 15 days or until (i) the purchase check or Automatic Investment or Telephone Investment has been honored or (ii) the Agent has received assurances by telephone or in writing from the Financial Institution on which the purchase check was drawn, or from which the funds for Automatic Investment or Telephone Investment were transferred, satisfactory to the Agent and the Fund, that the purchase check or Automatic Investment or Telephone Investment will be honored. Possible delays in payment of redemption proceeds can be eliminated by using wire payments or Federal Reserve drafts to pay for purchases.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by the distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. See the Additional Statement for details.

     The Fund has the right to compel the redemption of shares held in any account if the aggregate net asset value of such shares is less than $500 as a result of shareholder redemptions or failure to meet the minimum investment level under an Automatic Purchase Program. If the Board elects to do this, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                    AUTOMATIC WITHDRAWAL PLAN

     You may establish an Automatic Withdrawal Plan if you own or purchase Class Y Shares of the Fund having a net asset value of at least $5,000. Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. See the Automatic Withdrawal Plan provisions of the Application included in the Prospectus, the Additional Statement under "Automatic Withdrawal Plan," and "Dividend and Tax Information" below.

                     MANAGEMENT ARRANGEMENTS

The Board of Trustees

     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Additional
Statement lists the Fund's Trustees and officers and provides further information about them.

The Advisory Agreement

     Citizens Trust Company (the "Adviser") supervises the investment program of the Fund and the composition of its portfolio.

     The services of the Adviser are rendered under an Investment Advisory Agreement (the "Advisory Agreement") which provides, subject to the control of the Board of Trustees, for investment supervision and at the Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Advisory Agreement states that the Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement.

     Under the Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Fund and of those Trustees, if any, who are affiliated with the Adviser. Under the Advisory Agreement, the Fund bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Administration Agreement or by the Fund's Distributor (principal underwriter) are paid by the Fund. The Advisory Agreement lists examples of such expenses borne by the Fund, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent, or shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Fund and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

     Under the Advisory Agreement, the Fund pays a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.23 of 1% of such net assets. (However, the total fees which the Fund pays are at the annual rate of 0.50 of 1% of such net assets, since the Administrator also receives a fee from the Fund under the Administration Agreement; see below.) The Adviser and/or the Administrator may, in order to attempt to achieve a competitive yield on the shares of the Fund, each waive all or part of either fee The Adviser agrees that the above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income.

     The Advisory Agreement contains provisions as to the allocation of the portfolio transactions of the Fund; see the Additional Statement. Under these provisions, the Adviser is authorized to consider sales of shares of the Fund or of any other investment company or companies having the same investment adviser, sub-adviser, administrator or principal underwriter as the Fund.

The Administration Agreement

     Aquila Management Corporation is founder of the Fund and serves as Administrator under an Administration Agreement (the "Administration Agreement"). At its own expense, it provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Fund and pays all compensation of the Fund's Trustees, officers and employees who are affiliated persons of the Administrator.

     Under the Administration Agreement, subject to the control of the Fund's Board of Trustees, the Administrator provides all administrative services to the Fund other than those relating to its investment portfolio. Such administrative services include, but are not limited to, overseeing all relationships between the Fund and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Fund and for the sale, servicing, or redemption of the Fund's shares. Additionally, the Administrator either keeps the accounting and other books and records of the Fund, including the computation of net asset value per share and the dividends (provided that daily pricing of the securities in the Fund's portfolio shall be the responsibility of the Adviser under the Advisory Agreement) or, at its expense and responsibility, delegates such duties in whole or in part to a company satisfactory to the Fund. See the Additional Statement for a further description of functions listed in the Administration Agreement as part of such duties.

     Under the Administration Agreement, the Fund pays a fee payable monthly and computed on the net asset value of the Fund at the end of each business day at the annual rate of 0.27 of 1% of such net asset value. The Administrator agrees that the above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income.

Information as to the Adviser,
the Administrator and the Distributor

     Citizens Financial Group, Inc. ("CFG") is a subsidiary of The Royal Bank of Scotland plc. The Bank of Ireland owns a 23.5% interest in CFG. CFG is comprised of Citizens Savings Bank and Citizens Trust Company (the "Adviser") which operate jointly as Citizens Bank through 75 branch offices in Rhode Island and Connecticut; Citizens Bank of Massachusetts, which has more than 60 branches in southeastern Massachusetts; Citizens Bank New Hampshire, which has 81 branches in New Hampshire; and Citizens Mortgage Corporation, a Georgia corporation based in Atlanta with 20 offices in the southeastern United States. In 1994, CFG acquired the former Old Stone Federal Savings Bank in Providence, Rhode Island and the former Coastal Federal Savings Bank in New London, Connecticut. CFG also completed the acquisition of Neworld Bankcorp, Inc., the holding company for Neworld Bank which was merged into Citizens Bank of Massachusetts. In January, 1995, CFG acquired Quincy Savings Bank of Massachusetts. In 1996, CFG acquired the former First New Hampshire Bank. In June, 1996, CFG announced a definitive agreement to acquire Farmers and Mechanics Bank in Middletown, Connecticut. CFG is the 45th largest bank holding company in the United States. Through the Adviser and other subsidiaries, CFG provides a full range of financial services to individuals, businesses and governmental units. The Trust Group of the Adviser had, as of September 30, 1996, approximately $4.2 billion of assets under administration, including approximately $451 million in municipal obligations. CFG's headquarters are at One Citizens Plaza, Providence, Rhode Island 02903.

     Salvatore C. DiSanto is the officer of the Adviser who manages the Fund's portfolio. He has served as such since the inception of the Fund in September, 1992. Mr.DiSanto, a Senior Vice President within the Adviser's Trust Group, is a member of the Adviser's Officer Investment Committee. He has been employed by the Adviser for 38 years and has been involved in portfolio management for the last 31 years.

     The Fund's Administrator is administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and two equity funds. As of June 30, 1996, these funds had aggregate assets of approximately $2.7 billion, of which approximately $1.9 billion consisted of assets of tax-free municipal bond funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). See the Additional Statement for information on Mr. Herrmann.

     During the Fund's fiscal year ended June 30, 1996, fees of $84,631 and $99,350 were accrued to the Adviser and Administrator, respectively, of which, $74,614 and $94,003, respectively, were waived. In addition, the Administrator reimbursed the Fund for other expenses in the amount of $205,443.

     The Distributor currently handles the distribution of the shares of fourteen funds (seven tax-free municipal bond funds, five money market funds, and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     At the date of this Prospectus, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned by Mr. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor, including Mr. Herrmann.

                  DIVIDEND AND TAX INFORMATION

Dividends and Distributions

     The Fund will declare all of its net income, as defined below, as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration, including accretion of any original issue discount, less expenses paid or accrued. As such net income will vary, the Fund's dividends will also vary. Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner. The dividends of each class can vary because each class will bear certain class-specific charges.

     It is the Fund's present policy to pay dividends so that they will be received or credited by approximately the first day of each month. Shareholders may elect to have dividends deposited without charge by electronic funds transfers into an account at a Financial Institution which is a member of the Automated Clearing House by completing a Ready Access Features form.

     Redeemed shares continue to earn dividends through and including the earlier of (i) the day before the day on which the redemption proceeds are mailed, wired or transferred by the facilities of the Automated Clearing House by the Agent or paid by the Agent to a selected dealer; or (ii) the third day on which the New York Stock Exchange is open after the day on which the net asset value of the redeemed shares has been determined. (See "How To Redeem Your Investment.")

     Net investment income includes amounts of income from the Rhode Island Obligations in the Fund's portfolio which are allocated as "exempt-interest dividends." "Exempt-interest dividends" are exempt from regular Federal income tax. The allocation of "exempt-interest dividends" will be made by the use of one designated percentage applied uniformly to all income dividends declared during the Fund's tax year. Such designation will normally be made in the first month after the end of each of the Fund's fiscal years as to income dividends paid in the prior year. It is possible that in certain circumstances, a small portion of the dividends paid by the Fund will be subject to income taxes. During the fiscal year ended June 30, 1996, 98.73% of the Fund's dividends were "exempt-interest dividends." For the calendar year 1995, 1.55% of the total dividends paid were taxable. (These amounts relate to dividends on Class A shares; no or only a nominal amount of Class Y Shares were outstanding during that period.) The percentage of income designated as tax-exempt for any particular dividend may be different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.

     Distributions ("short-term gains distributions") from net realized short-term gains, if any, and distributions ("long-term gains distributions"), if any, from the excess of net long-term capital gains over net short-term capital losses realized through October 31st of each year and not previously paid out will be paid out after that date; the Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses. The Fund may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders, and from short- and long-term gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends," if shareholders do not comply with provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends.

     Unless you request otherwise by letter addressed to the Agent or by filing an appropriate Application prior to a given ex-dividend date, dividends and distributions will be automatically reinvested in full and fractional shares of the Fund at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees. An election to receive cash will continue in effect until written notification of a change is received by the Agent. All shareholders, whether their dividends are received in cash or are being reinvested, will receive a monthly account summary indicating the current status of their investment. There is no fixed dividend rate. Corporate shareholders of the Fund are not entitled to any deduction for dividends received from the Fund.

Tax Information

     The Fund qualified during its last fiscal year as a "regulated investment company" under the Code, and intends to continue to so qualify. If it does so qualify, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible although not likely that the Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay dividends or distributions which would qualify as "exempt-interest dividends" or "capital gains dividends," as discussed below.

     The Fund intends to qualify during each fiscal year under the Code to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net income earned by the Fund on Rhode Island Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in exempt-interest dividends. Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year.

     The Omnibus Budget Reconciliation Act of 1993 requires that either gains realized by the Fund on the sale of municipal obligations acquired after April 30, 1993 at a price which is less than face or redemption value be included as ordinary income to the extent such gains do not exceed such discount or that the discount be amortized and included ratably in taxable income. There is an exception to the foregoing treatment if the amount of the discount is less than 0.25% of face or redemption value multiplied by the number of years from acquisition to maturity. The Fund will report such ordinary income in the years of sale or redemption rather than amortize the discount and report it ratably. To the extent the resultant ordinary taxable income is distributed to shareholders, it will be taxable to them as ordinary income.

     Capital gains dividends (net long-term gains over net short-term losses which the Fund distributes and so designates) are reportable by shareholders as long-term capital gains. This is the case whether the shareholder takes the distribution in cash or elects to have the distribution reinvested in Fund shares and regardless of the length of time the shareholder has held his or her shares. Capital gains are taxed at the same rates as ordinary income, except that for individuals, trusts and estates the maximum tax rate on capital gains distributions is 28% even if the applicable rate on ordinary income for such taxpayers is higher than 28%.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but carried forward by the Fund to offset gains in later years and thereby lessen the later-year capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Rhode Island Obligations will be long-term or short-term depending upon the length of time the Fund has held such obligations. Capital gains and losses of the Fund will also include gains and losses on Futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized.

     Information as to the tax status of the Fund's dividends and distributions will be mailed to shareholders annually.

     Under the Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. The receipt of exempt-interest dividends from the Fund by an individual shareholder may result in some portion of any social security payments or railroad retirement benefits received by the shareholder or the shareholder's spouse being included in taxable income.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or private activity bonds should consult their own tax advisers before purchasing shares.

     While interest from all Rhode Island Obligations is tax-exempt for purposes of computing the shareholder's regular tax, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax. Whether or not that computation will result in a tax will depend on the entire content of the taxpayer's return. The Fund will not invest in the types of Rhode Island Obligations which would give rise to interest that would be subject to alternative minimum taxation if more than 20% of its net assets would be so invested, and may refrain from investing in that type of bond completely. The 20% limit is a fundamental policy of the Fund.

     Corporate shareholders must add to or subtract from alternative minimum taxable income, as calculated before taking into consideration this adjustment, 75% of the difference between what is called adjusted current earnings (essentially current earnings and profits) and alternative minimum taxable income, as previously calculated. Since tax-exempt bond interest is included in earnings and profits and therefore in adjusted current earnings, this adjustment will tend to make it more likely that corporate shareholders will be subject to the alternative minimum tax.


Tax Effects of Redemptions

     Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. The gain or loss will be long-term if you held the redeemed shares for over a year, and short-term, if for a year or less. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Rhode Island Tax Information

     The following is based upon the advice of Edwards & Angell, Rhode Island counsel to the Fund.

     The Fund will be subject to the Rhode Island business corporation tax in an amount equal to the greater of $250 or $0.10 on each $100 of the gross income of the Fund that is apportioned to the State of Rhode Island by means of an arithmetical formula. Gross income means gross income as defined in the Federal income tax law, plus any interest not included in Federal gross income, minus interest on obligations of the United States or its possessions and other interest on Rhode Island Obligations issued by Rhode Island issuers and exempt from taxation by Rhode Island, and minus 50% of the excess of capital gains (as determined for Federal income tax purposes) over capital losses (as determined for Federal income tax purposes). However, the Rhode Island law authorizing the issuance of certain Rhode Island Obligations may specifically exempt from Rhode Island taxation the capital gains from the sale or exchange of such Rhode Island Obligations. While the issue is not entirely free from doubt, it is unlikely that the Fund, as a Massachusetts business trust, will be subject to the Rhode Island franchise tax.

     Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will not be required to include in their Rhode Island source income for Rhode Island personal income tax purposes that portion of their exempt-interest dividends (as determined for Federal income tax purposes) which the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will be required to include in their Rhode Island source income for Rhode Island personal income tax purposes their distributions of exempt-interest dividends (as determined for Federal income tax purposes) which are derived from interest earned on municipal obligations issued by governmental authorities in states other than Rhode Island, distributions of dividends derived from any net income received by the Fund from taxable temporary investments and any other distributions of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for Federal income tax purposes).

     Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will be required to include in their Rhode Island source income for Rhode Island personal income tax purposes their distributions of capital gain dividends (as determined for Federal income tax purposes) and any net short-term capital gains realized by the Fund, unless such capital gain dividends (as determined for Federal income tax purposes) and such short-term capital gains are from the sale of the underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from Rhode Island taxation of capital gains by the Rhode Island law authorizing issuance of the Rhode Island Obligations.

      Gain or loss (as determined for Federal income tax purposes), if any, resulting from a sale or redemption of shares of the Fund by individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will be included in their Rhode Island source income.

     Generally, corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax or the Rhode Island franchise tax, will be taxed upon their net income, authorized stock, or at a flat rate minimum tax. Net income will include distributions of exempt-interest dividends (as determined for Federal income tax purposes), except to the extent such dividends are clearly identified as directly attributable to interest earned on Rhode Island Obligations issued by non-Rhode Island issuers or interest earned on Rhode Island Obligations issued by Rhode Island issuers and specifically exempted from taxation in Rhode Island. Net income will include distributions of exempt-interest dividends (as determined for Federal income tax purposes), which are derived from interest earned on municipal obligations issued by governmental authorities in states other than Rhode Island, distributions of dividends derived from any net income received from taxable temporary investments and any other distributions of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for Federal income tax purposes). Net income will also include distributions of capital gain dividends (as determined for Federal income tax purposes) and any net short-term capital gains realized by the Fund, unless such distributions of capital gain dividends (as determined for Federal income tax purposes) and such short-term capital gains are from the sale of the underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from Rhode Island taxation of capital gains by the Rhode Island law authorizing issuance of the Rhode Island Obligations. Gain or loss (as determined for Federal income tax purposes), if any, resulting from a sale or redemption of shares of the Fund by corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax will be included in their Rhode Island income.

     Shares of the Fund will be exempt from local property taxes in Rhode Island, but will be includable in the Rhode Island gross estate of a deceased individual holder who is a resident of Rhode
Island for purposes of the Rhode Island estate tax.

     The foregoing represents a summary of certain provisions of Rhode Island tax laws presently in effect. It assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under subchapter M of the Code. These provisions may be prospectively or retroactively changed by legislative or administrative action. You should consult your tax adviser about the state and local tax consequences of your investment in the Fund for more detailed information concerning state and local taxes to which you may be subject.

                       EXCHANGE PRIVILEGE

     There is an exchange privilege as set forth below among this Fund and certain tax-free municipal bond funds and equity funds (the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of the Prospectus, the Aquila Bond or Equity Funds are this Fund, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky and Tax-Free Fund For Utah; the Aquila Money-Market Funds are Capital Cash Management Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares), Pacific Capital U.S. Treasuries Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust.

     Class Y Shares of the Fund may be exchanged only for Class Y
Shares of the Bond or Equity Funds or for shares of a Money-Market
Fund.

     Under the Class Y exchange privilege, once Class Y Shares of any Bond or Equity Fund have been purchased, those shares (and any shares acquired as a result of reinvestment of dividends and/or distributions) may be exchanged any number of times between Money-Market Funds and Class Y Shares of the Bond or Equity Funds without the payment of any sales charge.

     The "Class Y Eligible Shares" of any Bond or Equity Fund are those shares which were (a) acquired by direct purchase including by exchange by an institutional investor from a Money-Market Fund, or which were received in exchange for Class Y Shares of another Bond or Equity Fund; or (b) acquired as a result of reinvestment of dividends and/or distributions on otherwise Class Y Eligible Shares. Shares of a Money-Market Fund not acquired in exchange for Class Y Eligible Shares of a Bond or Equity Fund can be exchanged for Class Y Shares of a Bond or Equity Fund only by persons eligible to make an initial purchase of Class Y Shares.

     This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange are at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

             800-637-4633 toll free or 908-855-5731

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges of Class Y Shares will be effected at the relative net asset values of the Class Y Shares being exchanged next determined after receipt by the Agent of your exchange request. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares. See "How to Invest in the Fund."

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period (see "Tax Effects of Redemptions" and the Additional Statement); no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free Money-Market
Fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Treasuries Cash Assets Trust (which invests in U.S. Treasury obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

                       GENERAL INFORMATION

Performance

     Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance including current yield, taxable equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate.

     Average annual total return figures, as prescribed by the Securities and Exchange Commission, represent the average annual percentage change in value of a hypothetical $1,000 purchase, invested at the maximum public offering price (offering price includes any applicable sales charge) for 1- and 5-year periods and for a period since the inception of the Fund, to the extent applicable, through the end of such periods, assuming reinvestment (without sales charge) of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various applicable sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. See the Additional Statement. Current yield reflects the income per share earned by each of the Fund's portfolio investments; it is calculated by (i) dividing the Fund's net investment income per share during a recent 30-day period by
(ii) the maximum public offering price on the last day of that period and by (iii) annualizing the result. Taxable equivalent yield shows the yield from a taxable investment that would be required to produce an after-tax yield equivalent to that of the Fund, which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of the Fund's yield (calculated as indicated) by one minus a stated income tax rate and by adding the product to the taxable portion (if any) of the Fund's yield. See the Additional Statement.

     Current yield and taxable equivalent yield, which are calculated according to a formula prescribed by the Securities and Exchange Commission (see the Additional Statement), are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate which may be quoted to shareholders. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's distribution rate (calculated as indicated above). The current distribution rate, unlike yield figures, is not limited to investment performance, but takes into account expenses as well; it also differs from the current yield computation because it could include distributions to shareholders from sources, if any, other than dividends and interest, such as short-term capital gains or return of capital. If distribution rates are quoted in advertising they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

     In each case performance figures are based upon past performance, reflect as appropriate all recurring charges against the Fund's income net of fee waivers and reimbursement of expenses, if any, and will assume the payment of the maximum sales charge, if any, on the purchase of shares, but not on reinvestment of income dividends. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period. The annual report of the Fund contains additional performance information that will be made available upon request and without charge.

Description of the Fund and Its Shares

     The Fund is an open-end, non-diversified management investment company organized in 1992 as a Massachusetts business trust. (See "Investment of the Fund's Assets" for further information about the Fund's status as "non-diversified.") The Declaration of Trust permits the Trustees to issue 80,000,000 shares of $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into three classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares which may differ from each other only as to dividends (subject to rules and regulations of the Securities and Exchange Commission or by exemptive order) or the Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). See the Additional Statement for further information about possible additional series. Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights.

     The other two classes of shares of the Fund are Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares
("Class C Shares"), which are fully described in a separate prospectus that can be obtained by calling the Fund at 800-453-6864 toll free or 212-697-6666 or in Rhode Island: 401-453-6864.

     The primary distinction among the Fund's three classes of shares lies in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All three classes represent interests in the same portfolio of Rhode Island Obligations and have the same rights, except that each class bears the separate expenses, if any, of its Distribution Plan and has exclusive voting rights with respect to its Plan. There are no distribution fees with respect to Class Y Shares.

     Dividends and other distributions paid by the Fund with respect to shares of each class are calculated in the same manner and at the same time, but may differ depending upon the distribution and service fees, if any, and other class-specific expenses borne by each class.

     The Fund's Distribution Plan has three parts. In addition to the defensive provisions described above, Parts I and II of the Plan authorize payments, to certain "Qualified Recipients," out of the Fund assets allocable to the Class A Shares and Class C Shares, respectively. See the Additional Statement. The Fund has also adopted a Shareholder Services Plan under which the Fund is authorized to make certain payments out of the Fund assets allocable to the Class C Shares. See the Additional Statement.

Voting Rights

     At any meeting of shareholders, shareholders are entitled to
(1) vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund. If not so terminated, the Fund will continue indefinitely.

           APPLICATION FOR NARRAGANSETT INSURED TAX-FREE INCOME FUND
                            FOR CLASS Y SHARES ONLY
                PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                      ADM, ATTN: AQUILAsm GROUP OF FUNDS
                  581 MAIN STREET, WOODBRIDGE, NJ 07095-1198
                             Tel.# 1-800-637-4633

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*  Use lines 1&2
___For a Minor Use line 3
___For Trust, Corporation, Partnership or other Entity Use line 4
* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name exactly as account is to be registered 1.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name
Custodian for ____________________________________________________
                   Minor's First Name   Middle Initial   Last Name
Under the ___________UGTMA** _____________________________________
         Name of State       Minor's Social Security Number
4. ____________________________________________________
   ____________________________________________________
(Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
___________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

____________________________________________________
  Street or PO Box                           City
_______________________________(______)______________
  State           Zip          Daytime Phone Number

Occupation:________________________Employer:________________________

Employer's Address:__________________________________________________
                   Street Address:               City  State  Zip
Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding (See certification in Step 4, Section B, below.)

C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

_______________________   _____________________________
Dealer Name                           Branch Number
_______________________   _____________________________
Street Address                   Rep. Number/Name
_______________________   (_______)_____________________
  City    State    Zip     Area Code        Telephone


STEP 2
PURCHASES OF SHARES

A. INITIAL INVESTMENT

Indicate Method of Payment (For either method, make check payable to: NARRAGANSETT INSURED TAX-FREE INCOME FUND)

___Initial Investment  $ ______________ (Minimum investment $1,000)

___Automatic Investment $______________ (Minimum $50)

For Automatic Investment of at least $50 per month, you must complete Step 3, Section A, Step 4, Sections A & B and ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

B. DISTRIBUTIONS

All income dividends and capital gains distributions are automatically reinvested in additional shares at Net Asset Value unless otherwise indicated below.

Dividends are to be:___ Reinvested  ___Paid in cash*
Capital Gains Distributions are to be: ___ Reinvested ___ Paid in cash*
    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Narragansett Insured Tax-Free Income Fund Account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)

B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Fund toll-free at 1-800-637-4633. To establish this program, please complete Step 4, Sections A & B of this Application.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)

C. AUTOMATIC WITHDRAWAL PLAN
(Minimum investment $5,000)

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, Administrative
Data Management Corp. (the Agent) is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning________________ .
                                   Minimum: $50             Month/Year
Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate
Financial Institution name, address and your account number.
_______________________________     ______________________________________
First Name Middle Initial Last Name   Financial Institution Name
_______________________________     ______________________________________
  Street                             Financial Institution Street Address
_______________________________     ______________________________________
 City   State Zip                   City   State Zip

                                     ____________________________________
                                     Financial Institution Account Number

D. TELEPHONE EXCHANGE
 (Check appropriate box)
___ Yes ___ No

This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other persons telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorneys fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.

E. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this
Fund account is registered.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).
_______________________________   ____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   ____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                Number
_______________________________   ____________________________________
  Street                            City   State Zip


STEP 4
Section A

DEPOSITORS AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, Administrative Data Management Corp., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number _______________________________________

Name and Address where my/our account is maintained

Name of Financial Institution______________________________________________

Street Address_____________________________________________________________

City___________________________________________State _________ Zip ________
Name(s) and Signature(s) of Depositor(s) as they appear where account is registered

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

                        INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila
Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.

STEP 4
Section B

SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Fund account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller.
  The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies
  (i) that Number is my correct taxpayer identification number and
  (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW.
FOR A TRUST, ALL TRUSTEES MUST SIGN.*
__________________________     ____________________________     _________
Individual (or Custodian)      Joint Registrant, if any            Date
__________________________     ____________________________     _________
Corporate Officer, Partner,    Title                               Date
Trustee, etc.

* For Trust, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.

SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment,
  Expedited Redemption and Direct Deposit of Dividends) are effective
  15 days after this form is received in good order by the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.

BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access features form which may be obtained from Aquila Distributors at 1-800-453-6864 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.

AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan
   (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Fund at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

INVESTMENT ADVISER
Citizens Trust Company
One Citizens Plaza
Providence, Rhode Island 02903

ADMINISTRATOR and FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Vernon R. Alden
Paul Y. Clinton
David A. Duffy
Robert L. Krakoff
William J. Nightingale
J. William Weeks

OFFICERS
Lacy B. Herrmann, President
Stephen J. Caridi, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176


TABLE OF CONTENTS
Highlights......................................
Table of Expenses...............................
Financial Highlights............................
Introduction....................................
Investment Of The Fund's Assets.................
Investment Restrictions.........................
Net Asset Value Per Share.......................
How To Invest In The Fund.......................
How To Redeem Your Investment...................
Automatic Withdrawal Plan.......................
Management Arrangements.........................
Dividend And Tax Information....................
Exchange Privilege..............................
General Information.............................
Application


AQUILA
[LOGO]
Narragansett
[LOGO]
Insured Tax-Free Income Fund

PROSPECTUS

One Of The
Aquilasm Group Of Funds

                             Aquila
                          Narragansett
                  Insured Tax-Free Income Fund

                       380 Madison Avenue
                           Suite 2300
                    New York, New York 10017
                          800-453-6864
                          212-697-6666

               Statement of Additional Information
                        October 31, 1996

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. There are two Prospectuses for the Fund dated October 31, 1996: one Prospectus describes Front Payment Class Shares "Class A Shares" and Level Payment Class Shares "Class C Shares" of the Fund and the other describes Institutional Class ("Class Y Shares") of the Fund. References in the Additional Statement to "the Prospectus" refer to either of these Prospectuses. The Additional Statement should be read in conjunction with the Prospectus for the class of shares in which you are considering investing. Either or both Prospectuses may be obtained from the Fund's Shareholder Servicing Agent, Administrative Data Management Corp., by writing to: 581 Main Street, Woodbridge, New Jersey 07095-1198 or by calling at the following numbers:

             800-637-4633 toll free or 908-855-5731

or from Aquila Distributors, Inc., the Fund's Distributor, by writing to it at 380 Madison Avenue, Suite 2300, New York, New York 10017; or by calling:

             800-453-6864 toll free or 212-697-6666
                  In Rhode Island: 401-453-6864

     The Annual Report of the Fund for the fiscal year ended June
30, 1996 will be delivered with the Additional Statement.

                        TABLE OF CONTENTS

Investment of the Fund's Assets. . . . . . . . . . . . . . . . .
Additional Information about the Rhode Island Economy. . . . . .
Municipal Bonds. . . . . . . . . . . . . . . . . . . . . . . . .
Performance. . . . . . . . . . . . . . . . . . . . . . . . . . .
Investment Restrictions. . . . . . . . . . . . . . . . . . . . .
Distribution Plan. . . . . . . . . . . . . . . . . . . . . . . .
Shareholder Services Plan. . . . . . . . . . . . . . . . . . . .
Limitation of Redemptions in Kind. . . . . . . . . . . . . . . .
Trustees and Officers. . . . . . . . . . . . . . . . . . . . . .
Additional Information as to Management Arrangements . . . . . .
Computation of Net Asset Value . . . . . . . . . . . . . . . . .
Automatic Withdrawal Plan. . . . . . . . . . . . . . . . . . . .
Additional Tax Information . . . . . . . . . . . . . . . . . . .
Conversion of Class C Shares . . . . . . . . . . . . . . . . . .
General Information. . . . . . . . . . . . . . . . . . . . . . .
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . .

                 INVESTMENT OF THE FUND'S ASSETS

     The investment objective and policies of the Fund are described in the Prospectus, which refers to the matters described below. See the Prospectus for the definition of "Rhode Island
Obligations."

Ratings

     The ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield. See Appendix A to this Additional Statement for further information about the ratings of Moody's and S&P as to the various rated Rhode Island Obligations which the Fund may purchase.

     The table below gives information as to the percentage of Fund net assets invested, as of June 30, 1996, in Rhode Island
Obligations in the various rating categories:

     Highest rating (1). . . . . . . . . 100%
     Second highest rating (2) . . . . . . 0%
     Third highest rating (3). . . . . . . 0%
     Fourth highest rating (4) . . . . . . 0%
     Unrated Obligations . . . . . . .     0%
                                       100.0%

(1) Aaa of Moody's or AAA of S&P.
(2) Aa of Moody's or AA of S&P.
(3) A of Moody's or A of S&P.
(4) Baa of Moody's or BBB of S&P.

When-Issued and Delayed Delivery Obligations

     The Fund may buy Rhode Island Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Rhode Island Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Rhode Island Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Rhode Island Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Rhode Island Obligations. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account with the Custodian, which is marked to market every business day. On delivery dates for such transactions, the Fund will meet its commitments by selling the Rhode Island Obligations held in the separate account and/or from cash flow.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors (see below), the Fund is unable to predict what rate the Fund will have in any particular period or periods, although the rate is not expected to exceed 100%. The factors which may affect the rate include (i) assuming or moving away from a defensive position; a defensive position could be assumed by shortening the average maturity of the portfolio; (ii) the possible necessary sales of Rhode Island Obligations to meet redemptions; and (iii) the possibility of purchasing or selling Rhode Island Obligations without regard to the length of time these obligations have been held to attempt to take advantage of short-term differentials in yields on these obligations with the objective of seeking exempt-interest income while conserving capital. Short-term trading increases portfolio turnover and transaction costs. However, the turnover rate could be substantially higher or lower in any particular period versus that of a prior period.

Insurance Feature

     As a matter of practice, insurers of municipal obligations provide insurance only on issues which on their own credit rating are of investment grade, i.e., those within the top four credit ratings of the Nationally Recognized Statistical Rating Organizations. In some instances, insurers restrict issuance of insurance to those issues which would be credit rated "A" or better by those organizations. These practices by the insurers tend to reduce the risk that they might not be able to respond to the default in payment of principal or interest on any particular issue.

     In general, New Issue Insurance provides that if an issuer fails to make payment of principal or interest on an insured Rhode Island Obligation, the payment will be made promptly by the insurer. There are no deductible clauses, the insurance is non-cancelable and the tax-exempt character of any payment in respect of interest received is not affected. Premiums for such insurance are not paid by the Fund but are paid once and for all for the life of the issue at the time the securities are issued, generally by the issuer and sometimes by the underwriter. The right to receive the insurance proceeds is a part of the security and is transferable on any resale.

     The following information regarding Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("Financial Guaranty") and AMBAC Indemnity Corporation ("AMBAC Indemnity"),has been derived from information furnished by the insurers. The Fund has not independently verified any of the information, but the Fund is not aware of facts which would render such information inaccurate.

     AMBAC Indemnity is a Wisconsin-domiciled stock insurance corporation, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in 50 states and the District of Columbia. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC, Inc., a publicly held company. AMBAC Indemnity had admitted assets of approximately $1.9 billion (unaudited) and qualified statutory capital of approximately $1.1 billion (unaudited) as of September 30, 1993. Statutory capital consists of AMBAC Indemnity's statutory contingency reserve and policyholders' surplus. The claims-paying ability of AMBAC Indemnity is rated "AAA" by S&P and "Aaa" by Moody's.

     MBIA is a limited liability corporation domiciled in New York and licensed to do business in 50 states and the District of Columbia. It is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. As of September 30, 1993, MBIA had admitted assets of approximately $3.0 billion (unaudited), total liabilities of approximately $2.0 billion (unaudited) and total capital and surplus of approximately $951 million (unaudited). The claims-paying ability of MBIA is rated "AAA" by S&P and "Aaa" by Moody's.

     Financial Guaranty is a New York stock insurance company regulated by the New York State Department of Insurance and authorized to provide insurance in 49 states and the District of Columbia. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company, which is 99% owned by General Electric Capital Corporation and 1% owned by Sumitomo Marine and Fire Insurance Company Limited. Neither FGIC Corporation nor GE Capital Corporation is obligated to pay the debts of or the claims against Financial Guaranty. As of September 30, 1993, Financial Guaranty's total capital and surplus was approximately $745 million. The claims-paying ability of Financial Guaranty is rated "AAA" by S&P and "Aaa" by Moody's.

     Other insurance companies from which the Fund has purchased insurance from, or Rhode Island Obligations insured by include the following:

     Financial Security Assurance Co., which is owned by U.S. West Capital Corp. (61%), Public & Employees (22.1%), Fund America
Enterprises (0.5%) and Tokyo Marine & Fire Insurance Co, Ltd.
(7.4%); it is rated Aaa by Moody's and AAA by S&P;

     Connie Lee Insurance Company, a semi-public company, owned by Student Loan Marketing Association (36.0%), Private Shareholders (30.0%), PA School Employees Retirement System (20%) and the U.S.Department of Education (14%); it is rated AAA by S&P and not rated by Moody's; and

     Capital Guaranty Insurance Co., owned by Constellation
Investments, Inc. (12.6%), Safeco (3.0%), Sibag Finance Corp.
(1.8%) and 82% by the public; it is rated Aaa by Moody's and AAA by S&P.

     The Fund may also use other insurers. However, the Fund will seek to ensure that any insurer used will itself have a AAA or Aaa rating.


      ADDITIONAL INFORMATION ABOUT THE RHODE ISLAND ECONOMY

     The Fund believes the information summarized below describes some of the more significant developments relating to Rhode Island Obligations. The sources of such information include information provided by and relating to the State of Rhode Island appearing in the Official Statement dated July 26, 1996 relating to the Rhode Island Solid Waste Management Corporation Landfill Lease Notes, 1996 Series A due August 1, 1997, as well as other publicly available documents. The Fund has not independently verified any of the information contained in such official statement and other publicly available documents, but is not aware of any facts which would render such information inaccurate. Rhode Island operates on a June 30 fiscal year.

           STATE GOVERNMENT ORGANIZATION AND FINANCES

General

     The State is governed by its Constitution, the present form of which was adopted by the electorate in 1986.

     Under the State Constitution, the powers of government are divided into three branches: legislative, executive and judicial. The legislative power of the government is vested in the General Assembly, which consists of a 50 member Senate and a 100 member House of Representatives. A question approved by the voters in the November 8, 1994 referendum changes the composition, pay scale and pension of the General Assembly. Commencing in 2003, there will be seventy-five (75) members of the House of Representatives and thirty-eight (38) members of the Senate. They shall be constituted on the basis of population and the representative districts shall be as nearly equal in population and as compact in territory as possible. All members of the General Assembly are elected biennially from senatorial and representative districts established by general law on the basis of population. The General Assembly meets annually beginning on the first Tuesday in January.

     The chief executive power of the State is vested in the Governor and, by succession, the Lieutenant Governor. Each are elected for four (4) year terms. The Governor is primarily responsible for the faithful execution of laws enacted by the General Assembly and for the administration of the State government through the Executive Department. The State Constitution also provides for the election of three additional general State
Officers: the Attorney General, Secretary of State and General Treasurer. Under the State Constitution, the Governor is granted the power to veto any act adopted by the General Assembly, provided, however, that any such veto can be overridden by a 3/5 vote of both houses of the General Assembly. The Governor does not have any power of line-item veto.

     The judicial power of the State is vested in the Supreme Court and such inferior courts as are established by the General Assembly. The Supreme Court, appointed by the Governor and confirmed by the Senate, has final revisory and appellate jurisdiction upon all questions of law and equity. The General Assembly has also established a Superior Court, Family Court, a District Court and certain municipal courts in various cities and towns in the State.

Municipalities

     Below the level of State government, Rhode Island is divided into 39 cities and towns which exercise the functions of local general government. There is no county governmental structure. Local executive power is generally placed in a mayor, administrator/manager or town council form of government, and legislative power is vested in either a city or town council. As provided in the State Constitution, municipalities have the right of self government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Except for matters that are reserved exclusively to the General Assembly, such as taxation and elections, the State Constitution restricts the power of the General Assembly on actions relating to the property, affairs and government of any city or town which has adopted a "home rule" charter, to general laws which apply to all cities and towns, but which shall not affect the form of government of any city or town. The General Assembly has the power to act in relation to a particular home rule charter community, provided that such legislative action shall become effective only upon approval of a majority of the voters of the affected city or town. Rhode Island General Law (44-35-10) requires every city and town to adopt a balanced budget for each fiscal year. Local governments rely principally upon general real and tangible personal property taxes and automobile excise taxes for provision of revenue.

     During the 1985 Session of the General Assembly, a law was passed entitled "An Act Providing Property Tax Relief and Replacement and Establishing a Cap on City and Town Property Tax Levy Growth". Enacted as section 44-5-2 of the General Laws and entitled "Maximum Levy", the legislation limits tax levy or rate increases by municipalities to an increase no greater than 5.5 percent over the previous year. Legislation was also enacted which authorized tax levy or rate increases of greater than 5.5 percent in the event that debt service costs on present and future general obligation debt increase at a rate greater than 5.5 percent. The legislation also provides for the certification by a state agency of the appropriate property tax base to be used in computations in any year when revaluation is being implemented. Provisions of section 44-5-2 also include authorization to exceed this limitation in the event of loss of non-property tax revenue, or when an emergency situation arises and is certified by the State Auditor General. In such an emergency situation, such levy in excess of a
5.5 percent increase must be approved by a majority of the city or town governing body or electors voting at the financial town meeting. The statute was amended to clarify that nothing in the tax levy cap provisions was intended to constrain the payment of obligations of cities and towns. The power of the cities and towns to pay their general obligation bonds and notes is unlimited and each city or town is required to levy ad valorem taxes upon all the taxable property for the payment of such bonds and notes and the interest thereon, without limitation as to rate or amount.

     Aid to cities and towns has risen from approximately $389.7 million in FY 1991 to $490.8 million in the Governor's recommended budget for FY 1997. The largest category of State aid to cities and towns involves assistance programs for school operations and school buildings. The general school aid program reimburses communities on the basis of the relationship between the number of students and the property wealth and personal income of the community.

     In addition to reimbursement of operations costs, state school construction aid is also provided at levels ranging from 30 percent to 88 percent of the construction cost of new facilities. The level is also based upon the relationship between student counts and community wealth, and takes into consideration the relative weight of school debt in the particular city or town to its total debt. Beginning in fiscal year 1991, bond interest payments were included as reimbursable expenditures along with other project costs for bonds issued on or after July 1, 1988. A related program provides approximately $1.8 million to cities and towns in FY 1996 to provide aid in the construction of libraries.

     The distribution formula for school aid was modified in fiscal year 1995 to weight the distribution more heavily towards districts with proportionally more children from poorer families. This was adopted in response to a Superior Court ruling that challenged the then existing formulae. The Court ruled that minimum guarantee portions of the distribution formula, certain categories of aid, and use of "hold-harmless" provisions threatened universal education opportunity. However, this ruling was subsequently overturned on appeal in a decision by the Supreme Court of Rhode Island. The Supreme Court ruled that Rhode Island's statutory scheme for financing public education does not violate the State's Constitution.

     The Governor and Assembly adopted a new formula for FY 1995 that distributed a total of $413.3 million in total education aid, according to preliminary expenditure data. It modified the operations aid formula by eliminating minimum guarantee entitlement and phasing out the regionalization bonus. The phase out reduces the regionalization bonus by 40.0 percent in FY 1995. That bonus, which had been provided to encourage districts to attain efficiencies through regionalization, was one of the categories challenged by the Superior Court.

     The formula for the FY 1995 education aid budget established a Poverty Weight Fund. Of the $416.1 million budgeted for education aid, $46.1 million was distributed through the Poverty Weight Fund. In addition, $1.7 million of the $416.1 million budgeted for education aid was distributed through the Distressed District Fund to assist those communities that were eligible for the FY 1992 retirement deferral option and whose total reimbursable education expenditures declined between FY 1991 and FY 1992. FY 1995 expenditures included an additional $16.2 million in school construction aid.

     The FY 1996 enacted budget suspended the education aid formulae, supplanted the Poverty Weight Fund with the Equity Fund, and calculated education aid using the same reference year as the 1995 aid calculation. Each community receives no less than the amount budgeted in FY 1995, with an additional $18.5 million allocated as follows: $2.3 million for conventional public housing aid, $2.2 million for vocational aid, $1.7 million for regional bonus, $12.1 million in a non-restricted equity fund, $0.9 million for school construction aid, $0.7 million for aid to Central Falls School District, and a reduction of $1.4 million in the State share of teacher retirement.

     The Governor's FY 1997 recommended budget for education aid totals $451.4 million. This includes $400.5 million in aid to all school districts, including Central Falls, $17.1 million for Capital Construction Aid and $33.7 million for the State share of teacher retirement. This represents a $0.7 million increase in state support relative to the FY 1996 revised budget. The increase in funding is primarily due to an increase in Teacher Retirement obligations of $1.0 million, partially offset by a decrease in funding for Central Falls School District of $0.3 million, or 1.3 percent.

     The Governor's FY 1997 Education Aid distribution maintains the same categories and level of funding as the FY 1996 revised budget, with the exception of the reduction in funding for Central Falls. The distribution of aid between communities has been adjusted for changes in enrollment between 1993/1994 and 1994/1995 school years. The Governor, recognizing that the current methods of education aid distribution require evaluation, has created a "Task Force on School Funding" to study modifications to the current system of state aid distribution. The Task Force will report to their recommendations to the Governor and the General Assembly on or before January 15, 1997.

     The Governor's Budget also includes the local general revenue sharing and payment-in-lieu of taxes programs. The 1987 session of the General Assembly had enacted legislation which consolidated all prior revenue sharing components into one general revenue sharing program and incorporated a distribution formula based upon relative population, tax effort and personal income of each city and town. In addition, the State distributes the proceeds of a statewide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies. The 1991 General Assembly passed legislation to dedicate, beginning in fiscal year 1991, an amount equal to one percent of second prior year total state tax revenues to general state aid. That program has varied since FY 1991, between no funding in FY 1993 to $13.6 million in FY 1995. In the Governor's recommended FY 1997 Budget, $13.3 million is provided for local general revenue sharing.

     The payment-in-lieu of taxes program authorizes the Assembly to appropriate and distribute to communities amounts not to exceed 25 percent of the property taxes that would have been collected on tax exempt properties. These include private colleges, hospitals, and the correctional facilities. Funding was provided in fiscal years 1988 ($2.5 million), 1989 ($3.1 million), 1991 ($3.5 million), 1992-1994 ($2.8 million), and 1995 -1996 ($12.2 million).
The Governor's recommended 1997 Budget provides the same amount ($12.2 million) as was provided in FY 1996.

     One of the State's municipalities, the City of Central Falls, has experienced financial difficulties. The Central Falls Review Commission was established under Chapter 65 of the Public Laws of 1990 and published its report in January of 1991. The report found the City of Central Falls to be in a serious financial condition and made thirteen recommendations for city and state action. The recommendation most widely publicized is the State's assumption of responsibility for funding education in Central Falls. The FY 1992 enacted budget provided statutory authority for full funding of educational programs in the City of Central Falls. Full financial and administrative takeover of the Central Falls school system occurred July 1, 1992. Another equally important provision established a continuing review commission which will monitor, stabilize and improve the fiscal health of the municipality, particularly in light of the State's unique relationship with, and investment in, the Central Falls School District.

Budget Procedures

     The State budget of revenues and appropriations for administrative and other expenses of the State is adopted annually by the General Assembly and is prepared for submission to the General Assembly, under the supervision of the Governor, by the State Budget Officer within the Department of Administration. Preparation and submission of the budget is governed by both the State Constitution and the general laws of the State, which provide various limitations on the powers of the General Assembly and certain guidelines designed to maintain fiscal responsibility.

     According to Article IX Section 16 of the Rhode Island Constitution and the Rhode Island General Laws section 35-3-7, the Governor must present spending recommendations to the Legislature on or before the third Wednesday in February, unless extended by statute. The budget contains a complete plan of estimated revenues and proposed expenditures with a personnel supplement detailing number and titles of positions of each agency and estimates of personnel costs for the next fiscal year.

     The budget as proposed by the Governor is considered by the General Assembly which, under state law, may increase, decrease, alter or strike out any items in the budget, provided the General Assembly may not take action which would cause an excess of appropriations for revenue expenditures over expected revenue receipts. No appropriation in excess of budget recommendations may be made by the General Assembly unless it shall provide the necessary additional revenue to cover such appropriations. The Governor may veto legislative appropriations bills. However, the Rhode Island Governor does not have line-item veto authority. The Legislature may override any veto by a three-fifths majority vote. Supplemental appropriations measures may be submitted by the Governor to the General Assembly at any time. Supplemental appropriations by the General Assembly must be supported by additional revenues and are subject to the Constitutional limitation on state expenditures discussed below.

     The General Laws of the State provide that, if the General Assembly fails to pass the annual appropriation bill, the same amounts as were appropriated in the prior fiscal year shall be automatically available for expenditure, subject to monthly or quarterly allotments as determined by the State Budget Officer. Expenditures for general obligation bond indebtedness of the State shall be made as required regardless of the passage of the annual budget or the amount provided for in the prior fiscal year.

     The budget as submitted by the Governor is required to contain a statement of receipts and expenditures for the current fiscal year, the budget year (next fiscal year), and two prior fiscal years. Receipt estimates for the current year and budget year are those adopted by the State Revenue Estimating Conference, as adjusted by any change to rates recommended by the Governor.

     The State Revenue Estimating Conference was created by the 1990 General Assembly to provide the Governor and the Assembly with estimates of general revenues. It is composed of the State Budget Officer, the House Fiscal Advisor, and the Senate Fiscal Advisor, with the chair rotating among the three. It must meet three times a year and can be called at any other time by any member, and must reach consensus on revenues. The 1991 Assembly created a Medical Assistance and Public Assistance Caseload Estimating Conference, similar to the Revenue Estimating Conference, to adopt welfare and medical assistance caseload estimates.

     In addition to the preparation of the annual budget, the State Budget Officer is also authorized and directed by the general laws:
(a) to exercise budgetary control over all State departments; (b) to operate an appropriation allotment system; (c) to develop long-term activity and financial programs, particularly capital improvement programs; and (d) to prepare annually a five year financial projection of anticipated general revenue receipts and expenditures, including detail of principal revenue sources and expenditures by major program areas. The five year financial projection for 1997 through 2001 was included in the Executive Summary of the Governor's Budget for FY 1997.

     The 1990 Assembly instituted a limit on state expenditures commencing in FY 1992 such that appropriations do not result in general fund expenditures exceeding 99.5 percent of general fund revenues in FY 1993, 98.5 percent in FY 1994 and 98.0 percent thereafter. The remaining balance is to be deposited into a budget reserve account, capped at 3 percent of general fund revenues. Once capped, the excess is deposited in a Capital Account, to be used for capital projects, debt reduction, and/or debt service. The 1991 Assembly suspended those provisions for FY 1992, but provided that any revenues received in excess of the amount estimated shall be deposited in the account, up to one half percent of general revenues. Excess revenues were received in FY 1993, largely as a result of medicaid disproportionate share and provider tax receipts, and an $8.4 million deposit was made into the fund.

     The 1992 General Assembly approved placing the spending limits on the ballot as a constitutional requirement, which the voters approved on November 3, 1992. The FY 1995 reserve fund balance was $45.1 million.

Financial Controls

     Internal financial controls utilized by the State consist principally of statutory restrictions on the expenditure of funds in excess of appropriations, the supervisory powers and functions exercised by the Department of Administration and the accounting and audit controls maintained by the State Controller and the Bureau of Audits. Statutory restrictions include the requirement that all bills or resolutions introduced in the General Assembly which, if passed, would have an effect on State or local revenues or expenditures (unless the bill includes the appropriation of a specific dollar amount) must be accompanied by a "fiscal note," which sets forth such effect. Bills impacting upon State finances are forwarded to the State Budget Officer who determines the agency or agencies affected by the bill and is responsible, in cooperation with such agencies, for the preparation of the fiscal note. The State Department of Administration is responsible for the preparation of fiscal notes for bills affecting cities and towns. In addition, if at any time during a fiscal year the State Budget Officer determines that actual revenue receipts or resources will not equal the original estimates upon which appropriations were based or that spending will exceed appropriations, the Governor, "for the purpose of maintaining a balanced budget," has the power to reduce or suspend appropriations for any or all departments except the General Assembly and its legislative agencies and commissions.

     In the event the Governor reduces or suspends appropriations, the speaker of the house, senate majority leader and chairpersons of the house and senate finance committees are required by law to be notified in writing. Quarterly or monthly allotments of appropriations are required by law to be provided to the chairpersons of the house and senate finance committees by the budget office.

     The Department of Administration is required by law to produce a quarterly report to be made public which incorporates actual expenditures, encumbrances, and revenues with the projected revenues and appropriations. The report also contains a projection of a year-end balance.

     The State Controller is required by general law to administer a comprehensive accounting system which will classify the transactions of State departments in accordance with the budget plan, to prescribe a uniform financial, accounting and cost accounting system for State departments and to approve all orders for disbursement of funds from the State treasury. In addition to his or her other duties, the Controller is required to prepare monthly statements of receipts and disbursements in comparison with estimates of revenue and allotments of appropriations.

     The General Treasurer is responsible for the deposit of cash receipts; the payment of sums, as may be required from time to time and upon due authorization from the State Controller; and as Chair of the State Investment Commission, the investment of all monies in the State fund structure, as directed by the State Investment Commission. Major emphasis is placed by the General Treasurer on cash management in order to insure that there is adequate cash on hand to meet the obligations of the State as they arise.

     The General Treasurer is responsible for the investment of certain funds and accounts of the State on a day-to-day basis. The State treasury balance is determined daily. In addition, the General Treasurer is the custodian of certain other funds and accounts and in conjunction with the State Investment Commission, invests the amounts on deposit in such funds and accounts, including but not limited to the State Employees' and Teachers' Retirement Trust Fund and the Municipal Employees' Retirement Trust Fund. The General Treasurer submits a report to the General Assembly at the close of each fiscal year on the performance of the State's investments.

     The Finance Committee of the House of Representatives is required by law to provide for a complete post-audit of the financial transactions and accounts of the State on an annual basis, which must be performed by the Auditor General, who is appointed by the Joint Committee on Legislative Affairs of the General Assembly. This post-audit is performed traditionally on the basis of financial statements prepared by the State Controller with specific attention to the violation of laws within the scope of the audit, illegal or improper expenditures or accounting procedures and recommendations for accounting and fiscal controls. The Auditor General is additionally directed to review annually all capital development programs of the State to determine: (a) the status of such programs; (b) whether funds are being properly expended; (c) completion dates; and (d) expended and unexpended fund balances. The Auditor General also has the power, when directed by the Joint Committee, to make post-audits and performance audits of all State and local public bodies or any private entity receiving State funds.

                      RHODE ISLAND ECONOMY

General Information

     With the establishment of the water-powered Slater Mill in Pawtucket in 1793, Rhode Island became the cradle of the Industrial Revolution in America. Over time, the state has developed a modern, diversified economy providing employment for over 470,000 Rhode Island residents in both goods and service industries. In 1993, goods producing industries generated $3.7 billion in earnings and accounted for 17 percent of Rhode Island's total personal income. Service industries in the same year generated $10.1 billion in earnings and accounted for 48 percent of the State's personal income.

Population Characteristics

     Rhode Island's population in 1990 of 1,003,464 was ranked 43rd among the 50 states and 2nd in density, with an average of 960.3 persons per square mile. Rhode Island's 1.0 million people represent 0.4 percent of the total United States population. Over the period 1980 to 1990, the State's population grew by 6 percent, which is less than the national population growth of 11.3 percent over the same period. Between 1991 and 1994, the rate of population growth in Rhode Island was negative.

     Personal Income. Total personal income in Rhode Island increased by 73.2 percent in nominal terms between 1984 and 1994. In 1994, the Rhode Island economy generated $22.2 billion in personal income. Rhode Island's per capita income, which in 1994 was $21,948, has grown faster than the national average.

Economy

     Composition of Employment. In recent years, Rhode Island's employment mix has shifted with an increasing proportion of employment in service producing sectors at the expense of goods producing sectors. Between 1984 and 1994, employment in the goods producing industries declined by 25.6 percent (135,000 to 100,500) while employment in service producing industries grew by 18.5 percent (281,400 to 333,500).

     The service and wholesale/retail trade sectors were the largest source of growth in the service producing industries.
Within the service sector, health services has been the fastest growing industry group, generating over 15,000 new jobs in the past 10 years.

Manufacturing

     In 1993, the manufacturing sector contributed $3.0 billion, or
13.9 percent of Rhode Island's total personal income. Personal income derived from this sector increased 28 percent between 1983 and 1993.

     Rhode Island is the jewelry capital of the world, with over 35,000 employed in jewelry manufacturing, distribution and related services. Precious metal jewelry, fashion jewelry, crystal, boutique and novelty items, recognition insignia (such as key chains and pens, awards, and military insignia) are manufactured and assembled in Rhode Island and exported worldwide.

     Hasbro, the world's second largest toy manufacturer, and G-Tech, the world's largest supplier of on-line lottery systems, are headquartered in Rhode Island. Electronic products manufactured in the state include connectors, circuit boards, uninterruptable computer power supplies, and wire and cable assemblies. Metrology equipment, navigation equipment, medical equipment and supplies, safety goggles, and protective breathing apparatus are also manufactured here.

     Rhode Island's skilled craftsmen produce a wide variety of metal and plastic components. These components are used by manufacturers throughout the world and include stampings, fabricated metal parts, ferrous and non-ferrous castings, machined parts, tools, dies and molds, wire and wiring products.

     Chemical manufacturers located here produce products such as pigments and dyes, drugs and advanced biomedical products, and liquid and aerosol consumer products.

Wholesale and Retail Trade

     In 1993, the wholesale and retail trade sector contributed $2.0 billion, or 10 percent, of Rhode Island's total personal income, and over 14.8 percent of the portion of personal income derived from earnings. Employment in trade increased 7.3 percent from 88,600 in 1984 to 95,100 in 1994.

Service

     In 1993, the service sector contributed $4.0 billion, or 18.8 percent of Rhode Island's total personal income, and over 28.9 percent of the portion of personal income derived from earnings. Employment in Rhode Island's service industries increased 37.8 percent from 99,200 in 1984, to 136,700 in 1994. Service is the largest division of the State's economy with health services, business services and educational services as the most important groups.

     Business services, engineering, accounting and research are the fastest growing sectors of Rhode Island's economy, employing over 29,500 in 1994. Rhode Island companies have developed extensive system engineering and research facilities to support the Naval Undersea Warfare Center in Newport. Over 2,600 firms not only provide business support services for Rhode Island's diversified economy, but also export these services throughout the United States and the world.

     Health services is the largest employment group in Rhode Island. There are 14 general hospitals and two voluntary psychiatric hospitals in Rhode Island. All acute care general hospitals are approved by the Joint Commission for Accreditation, and are eligible providers under the Medicate programs. In addition, there are 110 nursing and personal-care facilities in Rhode Island.

     Annually, Rhode Island's colleges and universities award almost 16,000 degrees. Three public and nine private colleges and universities provide enrollment for over 79,000 students, including 55,000 undergraduate, and 8,900 graduate students. The majority of these students are from other areas of the United States and foreign countries. Rhode Island's institutions of higher learning are widely recognized for their prominence in specialized areas:
Brown University's science, medical, and engineering programs, the Rhode Island School of Design's art and design programs, and the University of Rhode Island's engineering, pharmacy, and oceanographic research programs.

Government

     In 1993, the government sector contributed $2.3 billion, or
10.8 percent of Rhode Island's total personal income, and over 16.6 percent of the portion of personal income derived from earnings. Government employment in Rhode Island has increased 7.7 percent since 1984 from 57,400 to 61,800 in 1994.

     The United States Navy maintains a significant presence in Newport, Rhode Island, the Naval Education and Training Center; Naval War College; and the Naval Undersea Warfare Center. These facilities employ over 7,543 military and civilian personnel, and have an average daily enrollment of almost 2,022 students. The Naval Undersea Warfare Center, with its major laboratories in Newport and Middletown, is a prime source of high technology that provides the Navy its tactical and strategic edge in combat systems, surface ship sonar, and undersea ranges. In 1994, the Naval Undersea Warfare Center employed 3,829 people. Many Rhode Island companies have developed extensive system engineering and research facilities that provide support to the center.

Defense

     In 1994, military personnel, civilian Department of Defense personnel and private industry defense related employment in Rhode Island was estimated at 15,887.

     Total defense related employment has decreased from a 1987 high of 26,934 to 15,887 in 1994. Total defense contract awards to Rhode Island firms have decreased from a high of $555 million in 1990, to $410 million in 1994. The Electric Boat Division of General Dynamics, the largest defense contractor in Rhode Island, is not included in these contract award totals. Contracts awarded to the Electric Boat Division of General Dynamics are allocated to the state of Connecticut.

                        ECONOMIC FORECAST

     The recession that engulfed the Rhode Island economy appears to have finally stabilized. After three years of falling employment, the number of jobs in Rhode Island grew by 0.1 percent in 1993. Data Resources, Inc. (DRI) forecasters estimate Rhode Island job growth at an annual rate of 1.4 percent annually from 1994 to 1998 with personal income growth rates averaging 5.4 percent. Real personal income growth is forecast to average 2.2 percent.

     The national recession has been longest and deepest in the New England states. Since 1989, 9.6 percent of all of New England's non-agricultural jobs have been lost. Rhode Island losses have paralleled those of the rest of the region. Non-agricultural employment in Rhode Island fell by 8.9 percent between the 1989 peak and the low point in 1992.

     Rhode Island, Massachusetts, Connecticut and Maine rank among the top 12 states in defense prime contract awards per capita. As a result, federal defense cutbacks have affected this region disproportionately. The national recovery did not affect all regions equally. New England is forecast to continue to lag due to the restructuring of the defense industry and overbuilding in real estate markets.

     The DRI estimators forecast that the national economy is beginning to slow with a "soft landing" rather than a recession. Consumer spending is slowing in response to higher interest rates and rising debt burdens. Debt accumulation appears to have risen to earlier peak levels; the rate of accumulation growth does not appear sustainable.

     The Rhode Island outlook is for continued recovery at a sluggish pace. Non-farm employment has increased one percent annually over the past three years and is estimated to remain at
1.2 percent annual growth through years 2000. It will continue to lose manufacturing jobs to foreign competitors, high regulatory costs, and the end of the Seawolf Program. Services will provide 80 percent of the new jobs created through 2000, reflecting growth in business services, education, health care, and tourism.

     Population growth is expected to average 0.4 percent annually during FY 1995 - 2000. Population declined 0.2 percent annually during the past three years as a result of a weak job market, motivating out-migration. The shrinking labor force contributed to the reduction of three points off the unemployment rate since the spring of 1992. The unemployment rate is forecast to grow from the currently forecast 6.4 percent for 1995 to 6.8 percent in 1996.

     The gross state product has rebounded from -3.8 percent change in 1991 to a high of 3.1 percent in 1994; however, that tracked the overall growth rate of the U.S. economy. Growth rates are expected to drop to 1.7 percent in 1995 and further to 1.2 percent in 1996. Personal income growth also peaked in 1994, at 5.4 percent. Growth drops to 5.3 percent in 1995 and 4.3 percent in 1996 before rebounding in 1997.

                         MUNICIPAL BONDS

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue.

     Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of [a] facility" financed from the proceeds of industrial development or private activity bonds.

     As indicated in the Prospectus, there are certain Rhode Island Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Rhode Island Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Rhode Island issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers the obligations of which are available to the Fund.

     As stated in the Prospectus, floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) are considered illiquid unless determined by the Board of Trustees to be readily marketable. In determining marketability of any such securities the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

                           PERFORMANCE

     As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate its past performance.

     Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on these standardized methods and are computed separately for each of the Fund's three classes of shares. Prior to May 1, 1996, the Fund had outstanding only one class of shares which are currently designated "Class A Shares." On that date the Fund began to offer shares of two other classes, Class C Shares and Class Y Shares. During most of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding and the information below relates solely to Class A Shares unless otherwise indicated. Each of these and other methods that may be used by the Fund are described in the following material.

Total Return

     Average annual total return is determined by finding the average annual compounded rates of return over a 1-year period and a period since the inception of the operations of the Fund (on September 10, 1992) that would equate an initial hypothetical $1,000 investment in shares of each of the Trust's three classes to the value such an investment would have if it were completely redeemed at the end of each such period.

     In the case of Class A Shares, the calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. In the case of Class C Shares, the calculation assumes the applicable Conditional Deferred Sales Charge ("CDSC") imposed on a redemption of Class C shares held for the period is deducted. In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all three classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Fund does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

     Investors should note that the maximum sales charge (4%) reflected in the following quotations for Class A Shares is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Fund. Actual performance will be affected less by this one time charge the longer an investment remains in the Fund.

Average Annual Compounded Rates of Return:



          Class A Shares      Class C Shares      Class Y Shares

One Year       2.44%               .60%(1)             .80%(1)

Since
inception on
July 22, 1992  21.46%              0.60%(1)            0.80%(1)

(1) Period from May 1, 1996 (inception of class) through June 30,
1996.



     These figures were calculated according to the following SEC formula:

                  n
               P(1+T) = ERV

where:

     P    =    a hypothetical initial payment of $1,000

     T    =    average annual total return

     n    =    number of years

     ERV  =    ending redeemable value of a hypothetical $1,000
               payment made at the beginning of the 1-year period or the period since inception, at the end of each such period.

     As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return for each of its three classes of shares. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period as opposed to its average return over the periods described above.

Total Return



          Class A Shares      Class C Shares      Class Y Shares

One Year       2.44%               .60%(1)             .80%(1)

Since
inception on
July 22, 1992  21.46%              0.60%(1)            0.80%(1)

(1) Period from May 1, 1996 (inception of class) through June 30,
1996.



     In general, actual total rate of return will be lower than average annual rate of return because the average annual rate of return reflects the effect of compounding. See discussion of the impact of the sales charge on quotations of rates of return, above.


Yield

     Current yield reflects the income per share earned by the Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Fund's three classes during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

     The Fund may also quote a taxable equivalent yield for each of its three classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Fund (computed as indicated above) which is tax-exempt by one minus the highest applicable combined federal and Rhode Island income tax rate (and adding the result to that portion of the yield of the Fund that is not tax-exempt, if any).

     The Rhode Island and the combined Rhode Island and federal income tax rates upon which the Fund's tax equivalent yield quotations are based are 10.98% and 46.18%, respectively assuming the maximum effective state rate. The State of Rhode Island assuming the state income taxes as a percentage of the taxpayer's Federal Income Tax, thus the actual state rate is effectively reduced by its deductibility for Federal tax purposes if deductions are itemized. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Fund will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Fund, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Fund sales material.

Yield for the 30-day period ended June 30, 1996 (the date of the Fund's most recent audited financial statements:




          Class A Shares      Class C Shares      Class Y Shares

Yield          4.99%               3.76%               3.76%

Taxable
Equivalent
Yield          9.22%               6.95%               6.95%




     These figures were obtained using the Securities and Exchange Commission formula:

                          6
             Yield = 2 [(a-b + 1) -1]
                  ----
                  cd

Where:

a    =    interest earned during the period

b    =    expenses accrued for the period (net of waivers and
          reimbursements)

c    =    the average daily number of shares outstanding during the
          period that were entitled to receive dividends

d    =    the maximum offering price per share on the last day of
          the period

Current Distribution Rate

     Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by
(iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.

Other Performance Quotations

     With respect to those categories of investors who are permitted to purchase Class A Shares of the Fund at net asset value, the Fund may quote a "Current Distribution for Net Asset Value Investments." This rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current net asset value of the Fund and by (iii) annualizing the result. Figures for yield, total return and other measures of performance for Net Asset Value Investments may also be quoted. These will be derived as described above with the substitution of net asset value for public offering price.

     Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used. If distribution rates are published, they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

     The Fund may include in advertisements and sales literature, information, examples and statistics that illustrate the effect of taxable versus tax-free compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional shares. The examples used will be for illustrative purposes only and are not representations by the Fund of past or future yield or return.

     From time to time, in reports and promotional literature, the Fund may compare its performance to, or cite the historical performance of, U.S. Treasury bills, notes and bonds, or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Fund's portfolio holdings, such as:

     Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

     Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

     Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

     Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

     Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

     The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

     From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                     INVESTMENT RESTRICTIONS

     The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding shares vote to change them. Under that Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of
(a) 67% or more of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below.

1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than the Rhode Island Obligations (discussed under "Investment of the Fund's Assets" in the Prospectus). Therefore the Fund cannot buy any voting securities, any commodities or commodity contracts, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof.

     The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund or its Adviser individually owning beneficially more than 0.5 of 1% of the securities of that issuer together own in the aggregate more than 5% of such securities.

     The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

 2. The Fund does not buy for control.

     The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin.

4. The Fund is not an underwriter.

     The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

                        DISTRIBUTION PLAN

     The Fund's Distribution Plan has three parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II) and to certain defensive provisions (Part III).

Provisions Relating to Class A Shares (Part I)

     At the date of the Additional Statement, most of the outstanding shares of the Fund would be considered Qualified Holdings of various broker-dealers unaffiliated with the Adviser or the Distributor. The Distributor will consider shares which are not Qualified Holdings of such unrelated broker-dealers to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

     Part I of the Plan applies only to the Front-Payment Shares
Class ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part I of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class
A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Board of Trustees of the Fund, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares.

     During the fiscal years ended June 30, 1996, 1995 and 1994, respectively, $55,194, $48,132 and $38,571 was paid to Qualified
Recipients under the Plan, of which $1,008, $940 and $988, respectively, was retained by the Distributor.All of such payments related to shares now designated as Class A Shares.

     The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under Section 9 of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor, sub-adviser or Administrator paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the Act, of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect, until the December 31 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to May 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions relating to Class C Shares (Part II)

     Part II of the Plan applies only to the Level-Payment Shares
Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part II of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees , the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level- Payment Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under Section 15 of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor, sub-adviser or Administrator paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the Act, of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Shares Class. Part II has continued, and will, unless terminated as hereinafter provided, continue in effect, until the December 31 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by
Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to May 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Defensive Provisions (Part III)

     Another part of the Plan (Part III) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

     The Plan states that while it is in effect, the Fund's Administrator and Distributor shall report at least quarterly to the Fund's Board of Trustees in writing for their review on the following matters: (i) all Permitted Payments made under this Plan, the identity of the Qualified Recipient of each Payment, and the purposes for which the amounts were expended; (ii) all costs of each item of cost specified in the Plan (making estimates of such costs where necessary or desirable) during the preceding calendar or fiscal quarter; and (iii) all fees of the Fund to the distributor, sub-adviser or administrator paid or accrued during such quarter. In addition if any such Qualified Recipient is an affiliate, as that term is defined in the Act, of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as hereinafter provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

     The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part III shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

                    SHAREHOLDER SERVICES PLAN

     The Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares of the Fund of "Service Fees" within the meaning of
Article III, Section 26(b)(9) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Administrator" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

     Subject to the direction and control of the Fund's Board of Trustees , the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

     The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the Act as now in force or hereafter amended.

     While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing herein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

                LIMITATION OF REDEMPTIONS IN KIND

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                      TRUSTEES AND OFFICERS

     The Trustees and officers of the Fund, their affiliations, if any, with the Administrator or the Distributor, and the principal occupations of such persons during at least the past five years are set forth below. As of the date of this Additional Statement, the Trustees and officers of the Fund as a group owned less than 1% of its outstanding shares. Mr. Herrmann is an interested person, as that term is defined in the 1940 Act, of the Fund as an officer of the Fund and as a Director, officer and shareholder of the Distributor. He is so designated by an asterisk.

Lacy B. Herrmann*, President and Chairman of the Board of Trustees, 380 Madison Avenue, New York, New York 10017

Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; and Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Tax-Free Trust of Oregon since 1986; Tax-Free Fund of Colorado since 1987; Churchill Tax-Free Fund of Kentucky since 1987; and Tax-Free Fund For Utah since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund since 1996, which, together with this Fund are called the Aquila Bond and Equity Funds; Vice President, Director, Secretary and formerly Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University , 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

Vernon R. Alden, Trustee, 420 Boylston Street, Suite 403, Boston,
Massachusetts 02116

Director of Colgate Palmolive Company since 1974, Digital Equipment Corporation, a computer manufacturing corporation, since 1959, Intermet Corporation, an independent foundry, since 1986, and Sonesta International Hotels Corporation since 1978; Chairman of the Board and Executive Committee of The Boston Company, Inc., a financial services company, 1969-1978; Trustee of Tax-Free Trust of Oregon since 1988, of Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1989 , of Cascades Cash Fund, 1989-1994 and of Aquila Cascadia Equity Fund since 1996; Associate Dean and member of the faculty of Harvard University Graduate School of Business Administration, 1951-1962; member of the faculty and Program Director of Harvard Business School - University of Hawaii Advanced Management Program, summer of 1959 and 1960; President of Ohio University, 1962-1969; Chairman of The Japan Society of Boston, Inc., and member of several Japan-related advisory councils; Chairman of the Massachusetts Business Development Council and the Massachusetts Foreign Business Council, 1978-1983; Trustee of the Boston Symphony Orchestra since 1975; Chairman of the Massachusetts Council on the Arts and Humanities, 1972-1984; Member of the Board of Fellows of Brown University, 1969-1986; Trustee and member of the Executive Committee, Plimoth Plantation; trustee of various other cultural and educational organizations; Honorary Consul General of the Royal Kingdom of Thailand.

Paul Y. Clinton, Trustee, 946 Morris Avenue, Bryn Mawr,
Pennsylvania 19010

Principal of Clinton Management Associates, a financial and venture capital consulting firm; formerly Director of External Affairs of Kravco Corporation, a national real estate owner and developer, 1984-1995; formerly President of Essex Management Corporation, a management and financial consulting company, 1979-1983; Trustee of Capital Cash Management Trust since 1979 and of Prime Cash Fund (which is inactive), since 1993; Trustee of Short Term Asset Reserves 1984-1996; general partner of Capital Growth Fund, a venture capital partnership, 1979-1982; President of Geneve Corp., a venture capital fund, 1970-1978; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President, W.R. Grace & Co; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, and of the Rochester Group of Funds, each of which is an open-end investment company.

David A. Duffy, Trustee, 36 Reliance Drive, Poppasquash Point,
Bristol, Rhode Island 02809

President, Duffy & Shanley, Inc., an advertising, marketing and public relations firm since 1973; Chairman, Rhode Island Public Telecommunications Authority and Rhode Island Sports Council; Member of the Governor's Commission on Bias and Prejudice; Officer of numerous civic, religious and educational organizations including the Rhode Island and Southeastern New England Region of the National Conference of Christians & Jews, the Greater Providence Chamber of Commerce, the Strategic Planning Committee of the Diocese of Providence and the Board of Trustees of Providence College; he has been the recipient of numerous awards for public service.

Robert L. Krakoff, Trustee, 257 Commonwealth Avenue, Boston,
Massachusetts 02116

Chairman and Chief Executive Officer of Advanstar Holdings, Inc., since 1996. Chairman and Chief Executive Officer of Cahners Publishing Company 1991-1996; President of Cahners Publishing Company 1989-1991; Executive Vice President of that company, 1985-1989; President of Cahners Exposition Group, a division of that company, 1979-1985; Vice President of that company, 1973-1985; Trustee of Capital Cash Management Trust since 1976; Director of Centennial Capital Special Fund, Inc. until 1979; Trustee of Trinity Liquid Assets Trust, 1982-1991; Director of Reed Elsevier International PLC (an international publishing firm) since 1990-1996; Director of Freedom Communications, Inc. since 1996.

William J. Nightingale, Trustee, 1266 East Main Street, Stamford
Connecticut 06902

Chairman and founder (1975) and Senior Advisor since 1995 of Nightingale & Associates, Inc., a general management consulting firm focusing on interim management, divestitures, turnaround of troubled companies, corporate restructuring and financial advisory services; President, Chief Executive Officer and Director of Bali Company, Inc., a manufacturer of women's apparel, which became a subsidiary of Hanes Corporation, 1970-1975; prior to that, Vice President and Chief Financial Officer of Hanes Corporation after being Vice President-Corporate Development and Planning of that company, 1968-1970; formerly Senior Associate of Booz, Allen & Hamilton, management consultants, after having been Marketing Manager with General Mills, Inc.; Trustee of Churchill Cash Reserves Trust and Churchill Tax-Free Fund of Kentucky since 1993; Director of Yale International, Inc. (various industrial manufacturing companies); Glasstech Inc. (glass bending equipment and engineering) and Ring's End, Inc. (retail lumber and building supply chain).

J. William Weeks, Trustee, 380 Madison Avenue, New York, New York
10017

Trustee of Tax-Free Fund of Colorado since 1995; Senior Vice President of Tax-Free Fund of Colorado 1992-1995; Vice President of Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon and Churchill Tax-Free Fund of Kentucky, 1990-1995; Senior Vice President or Vice President of the Bond and Equity Funds and Vice President of Short Term Asset Reserves and Pacific Capital Cash Assets Trust, 1984-1988; President and Director of Weeks & Co., Inc., financial consultants, since 1978; limited partner and investor in various real estate partnerships since 1988; Partner of Alex. Brown & Sons, investment bankers, 1966-1976; Vice President of Finance and Assistant to the President of Howard Johnson Company, a restaurant and motor lodge chain, 1961-1966; formerly with Blyth & Co., Inc., investment bankers.

Stephen J. Caridi, Vice President, 380 Madison Avenue, New York,
New York, 10017
Vice President of the Distributor since 1995, Assistant Vice President, 1988-1995, Marketing Associate, 1986-1988; Vice President of Tax-Free Fund For Utah since 1993; Mutual Funds coordinator of Prudential Bache Securities, 1984-1986; Account Representative of Astoria Federal Savings and Loan Association, 1979-1984.

William C. Wallace, Vice President, 380 Madison Avenue, New York,
New York 10017

Vice President of Capital Cash Management Trust and Pacific Capital Cash Assets Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Rose F. Marotta, Chief Financial Officer, 380 Madison Avenue, New
York, New York 10017

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, 380 Madison Avenue, New York, New York
10017

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money-Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, 551 Fifth Avenue, New York, New York
10176

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

John M. Herndon, Assistant Secretary, 380 Madison Avenue, New York,
New York 10017

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Patricia A. Craven, Assistant Secretary & Compliance Officer, 380
Madison Avenue, New York, New York 10017

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995; Counsel to the Administrator and the Distributor since 1995; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

     The Fund does not pay fees to Trustees affiliated with the Administrator or to any of the Fund's officers. During the fiscal year ended June 30, 1996, the Fund paid $21,798 in fees and reimbursement of expenses to its other Trustees. The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and two equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds.None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.




                                   Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee
Name           Fund                Group               now serves

Vernon R.
Alden          $983                $33,315             7

Paul Y.
Clinton        $407                $3,246              2

David A.
Duffy          $1,150              $1,150              1

Robert L.
Krakoff        $650                $2,100              2

William J.
Nightingale    $3,014              $15,239             3

J. William
Weeks          $1,850              $6,017              2



      ADDITIONAL INFORMATION AS TO MANAGEMENT ARRANGEMENTS

Additional Information as to the Advisory Agreement

     The Investment Advisory Agreement (the "Advisory Agreement") between the Fund and Citizens Trust Company (the "Adviser") contains the provisions described below, in addition to those described in the Prospectus.

     The Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days' written notice, and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days' written notice, provided that such termination by the Fund shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote; it automatically terminates in the event of its assignment (as so defined).

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The Fund agrees to indemnify the Adviser to the full extent permitted under the Fund's Declaration of Trust.

     The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Securities Act of 1933 and the 1940 Act, except for the information supplied in writing by the Adviser specifically for inclusion therein.

     The expense limitation referred to in the Prospectus, if in effect, is implemented monthly so that at no time is there any unpaid liability under the limitation, subject to readjustment during the year.

     The Advisory Agreement contains the following provisions as to the Fund's portfolio transactions. In connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Adviser shall select such broker-dealers ("dealers") as shall, in the Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked price. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund or any other investment company or companies having the Adviser as its investment adviser or having the same Administrator, sub-adviser or principal underwriter as the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Fund and/or other accounts of the Adviser and that research received by such other accounts may or may not be useful to the Fund.

     During the fiscal year ended June 30, 1996 all of the Fund's transactions were principal transactions and no brokerage commissions were paid.

     For the year ended June 30, 1996, fees of $84,631 and $99,350, respectively, were accrued to the Adviser under the Fund's advisory agreement and to the Administrator under the Fund's administration agreement, of which $74,614 and 94,003, respectively, were waived. In addition, the Administrator reimbursed the Fund $205,443 in expenses. During the Fund's fiscal year ended June 30, 1995, fees of $73,783 and $86,615 were accrued to the Adviser and Administrator, respectively, all of which were waived. In addition, the Administrator reimbursed the Fund for other expenses in the amount of $197,821. During the Fund's fiscal year ended June 30, 1994, fees of $59,048 and $69,317 were accrued to the Adviser and Administrator, respectively, all of which were waived; during that period the Administrator reimbursed expenses of the Fund in the amount of $196,726.

Glass-Steagall Act and Certain Other Banking Laws

     The Adviser is a trust company organized under the laws of the state of Rhode Island and a subsidiary of Citizens Financial Group, Inc. ("CFG") a registered bank holding company. Therefore, it is subject to applicable state and federal banking laws and regulations. Federal banking laws and regulations presently prohibit a bank holding company or affiliate from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and generally from underwriting, selling or distributing securities, such as shares of the Fund.

     The Adviser believes that it may perform the advisory services for the Fund, with certain restrictions as enumerated below, without violating state or federal banking laws and regulations relating to the permissible activities of a trust company and subsidiaries and affiliates of a bank holding company. Regulation
Y also prohibits a bank holding company and its subsidiaries from engaging, directly or indirectly in the issue, flotation, underwriting, public sale or distribution of securities of any investment company for which it acts as investment adviser. The conduct of securities brokerage activities by a bank holding company or its subsidiaries, when conducted in combination with investment advisory activities, is not deemed to be underwriting, public sale or distribution of securities. The Adviser may therefore act as agent and act upon the order and for the account of the brokerage customers to purchase or sell shares of the Fund. The Adviser may also recommend to its brokerage customers the purchase of shares of the Fund and may mail the Fund's prospectus to existing brokerage customers. The Adviser shall not, however, make unsolicited mailings to the general public who are not existing customers.

     The Adviser must comply with the provisions of Regulation Y (and the interpretations thereof) of the Board of Governors of the Federal Reserve System that specify the terms on which a subsidiary of a bank holding company may serve as investment adviser to an open-end investment company. Among the restrictions imposed by the Board of Governors are that the Adviser may not purchase shares of the Fund for its own account or for discretionary accounts managed by it, extend credit to the Fund or accept securities of the Fund as collateral for a loan whose purpose is to purchase securities of the Fund.

     Changes in federal or state banking laws and regulations related to the permissible activities of a trust company or subsidiaries and affiliates of a bank holding company, as well as judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Adviser from continuing to serve as investment adviser to the Fund or could restrict the services which the Adviser is permitted to perform for the Fund.

     In the event that the Adviser is prohibited from acting as the Fund's investment adviser, it is probable that the Board of Trustees of the Fund would either recommend to the shareholders the selection of another qualified adviser or, if that course of action appeared impractical, that the Fund be liquidated.

Additional Information as to the Administration Agreement

     The Administration Agreement (the "Administration Agreement") between Aquila Management Corporation, as Administrator, and the Fund contains the provisions described below in addition to those described in the Prospectus.

     Subject to the control of the Fund's Board of Trustees, the Administrator provides all administrative services to the Fund other than those relating to its investment portfolio. As part of such duties, the Administrator (i) provides office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the Fund's headquarters; (ii) oversees all relationships between the Fund and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation, subject to the approval of the Fund's Board of Trustees, of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation and for the sale, servicing, or redemption of the Fund's shares; (iii) provides to the Adviser and to the Fund statistical and other factual information and advice regarding economic factors and trends, but does not generally furnish advice or make recommendations regarding the purchase or sale of securities; (iv) maintains the Fund's books and records and prepares (or assists counsel and auditors in the preparation of) all required proxy statements, reports to shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversees the Fund's insurance relationships; (v) prepares, on the Fund's behalf and at its expense, such applications and reports as may be necessary to register or maintain the Fund's registration or that of its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and (vi) responds to any inquiries or other communications from shareholders and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversees such shareholder servicing and transfer agent's or distributor's response thereto. Since the Fund pays its own legal and audit expenses, to the extent that the Fund's counsel and accountants prepare or assist in the preparation of prospectuses, proxy statements and reports to shareholders, the costs of such preparation or assistance are paid by the Fund.

     Under the Administration Agreement, the Administrator is responsible for the payment of certain printing and distribution costs that are not borne by the Distributor, relating to prospectuses, reports and sales literature to other than existing shareholders. See above as to the expenses for which the Administrator is also responsible under the Distribution Plan.

     The expense limitation referred to in the Prospectus, if in effect, is implemented monthly so that at no time is there any unpaid liability under the limitation, subject to readjustment during the year.

     The Administration Agreement may be terminated at any time without penalty by the Administrator upon sixty days' written notice to the Fund and the Adviser; it may be terminated by the Fund at any time without penalty upon giving the Administrator sixty days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of a majority of the Trustees in office at the time, including a majority of the Trustees who are not interested persons of the Fund. In either case the notice provision may be waived.

     The Administration Agreement provides that the Administrator shall not be liable for any error in judgement or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Administrator in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Administration Agreement. The Fund agrees to indemnify the Administrator to the full extent permitted by the Declaration of Trust.

                 COMPUTATION OF NET ASSET VALUE

     The net asset value of the Fund's shares is determined at 4:00 p.m. New York time on each day the New York Stock Exchange is open by dividing the value of the Fund's net assets by the total number of its shares then outstanding. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts, so long as the Board of Trustees has determined that amortized cost represents fair value for such securities. All other portfolio securities are valued at the mean between bid and asked quotations which, for Rhode Island Obligations, may be obtained from a reputable pricing service or from one or more broker/dealers dealing in Rhode Island Obligations, either of which may, in turn, obtain quotations from broker/dealers or banks which deal in specific issues. However, since Rhode Island Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Rhode Island Obligations in the Fund's portfolio may be priced, with the approval of the Fund's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. In the case of Rhode Island Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Fund's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker/dealer experienced in such matters to perform any of the above described functions.

     As indicated above, the net asset value per share of the Fund's shares are determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, that Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

     As described herein and in the Prospectus, there are a number of instances in which the Fund's shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

                    AUTOMATIC WITHDRAWAL PLAN

     If you own or purchase Class A or Y Shares of the Fund having a net asset value of at least $5,000 you may establish an Automatic Withdrawal Plan under which you will receive a monthly or quarterly check in a stated amount, not less than $50. Stock certificates will not be issued for shares held under an Automatic Withdrawal Plan. All dividends and distributions must be reinvested. Shares will be redeemed on the last business day of the month or quarter as may be necessary to meet withdrawal payments.

     Redemption of shares for withdrawal purposes may reduce or even liquidate the account. Monthly or quarterly payments paid to shareholders may not be considered as a yield or income on investment.

                   ADDITIONAL TAX INFORMATION

     Any investor who incurs a sales commission on a purchase of shares of one mutual fund (the original fund) and who then sells such shares or exchanges them for shares of a different mutual fund without having held them at least 91 days must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase the investor's gain or reduce his or her loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired. The provision applies to commissions charged after October 3, 1989.

                  CONVERSION OF CLASS C SHARES

     Level-Payment Class Shares ("Class C Shares") of the Fund, which you hold will automatically convert to Front-Payment Class Shares ("Class A Shares") of the Fund based on the relative net asset values per share of the two classes as of the close of business on the first business day of the month in which the sixth anniversary of the your initial purchase of such Class C Shares occurs. For these purposes, the date of your initial purchase shall mean (1) the first business day of the month in which such Class C Shares were issued to you, or (2) for Class C Shares of the Fund you have obtained through an exchange or series of exchanges under the Exchange Privilege (see "Exchange Privilege" in the Prospectus), the first business day of the month in which you made the original purchase of Class C Shares so exchanged. For conversion purposes, Class C Shares purchased through reinvestment of dividends or other distributions paid in respect of Class C Shares will be held in a separate sub-account. Each time any Class C Shares in your regular account (other than those in the sub-account) convert to Class A Shares, a pro-rata portion of the Class C Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that your Class C Shares then converting to Class A Shares bears to the total of your Class C Shares not acquired through reinvestment of dividends and distributions.

     The availability of the conversion feature is subject to the continuing applicability of a ruling of the Internal Revenue Service ("IRS"), or an opinion of counsel, that: (1) the dividends and other distributions paid on Class A Shares and Class C Shares will not result in "preferential dividends" under the Code; and (2) the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class C Shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class C Shares beyond six years from the date of purchase. The Fund has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

     If the Fund implements any amendments to its Distribution Plan that would increase materially the costs that may be borne under such Distribution Plan by Class A Shares shareholders, Class C Shares will stop converting into Class A Shares unless a majority of Class C Shares shareholders, voting separately as a class, approve the proposal.

                       GENERAL INFORMATION

Possible Additional Series

     When an additional Series (as discussed in the Prospectus) is created by the Board of Trustees and becomes operational, shares of each such Series will be entitled to vote as a Series only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses will be allocated among the Fund and the additional series in a manner acceptable to the Board of Trustees.

     Under Rule 18f-2 under the 1940 Act, any matter required to be submitted to shareholder vote is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each Series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, Series. A change in investment policy may go into effect as to one or more Series whose holders so approve the change, even though the required vote is not obtained as to the holders of other affected Series.

Indemnification of Shareholders and Trustees

     Under Massachusetts law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust which requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as is the case with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

     The Declaration of Trust further indemnifies the Trustees of the Fund out of the Fund's property and provides that they will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Ownership of Securities

     Of the Class A Shares of the Fund outstanding on September 30, 1996, Merrill, Lynch, Pierce, Fenner & Smith, Inc., P.O. Box 30561 New Brunswick, NJ held of record 391,284 shares (10.2%) On the basis of information received from the holder, the Fund's management believes that all of such shares are held for the benefit of brokerage clients.

     Of the Class C Shares of the Fund outstanding on September 30, 1996, Merrill, Lynch, Pierce, Fenner & Smith, Inc., P.O. Box 30561 New Brunswick, NJ held of record 7,768 shares (68.1%). On the basis of information received from the holder, the Fund's management believes that all of such shares are held for the benefit of brokerage clients. In addition, Thomas E. Powell and Rose Marie Powell JTWROS held 1,496 shares (13.1%), W. Thomas Knight held 2,093 shares (18.3%).

     Of the Class Y Shares of the Fund outstanding on September 30, 1996, Aquila Management Corporation held of record 11 shares
(100%).

     The Fund's management is not aware of any other person owning of record or beneficially 5% or more of the shares of any class of Fund's outstanding shares as of that date.

Custodian and Auditors

     The Fund's Custodian, Bank One Trust Company, N.A., is responsible for holding the Fund's assets.

     The Fund's auditors, KPMG Peat Marwick LLP, will perform an annual audit of the Fund's financial statements.

Underwriting Commissions

     During the Fund's fiscal year ended June 30, 1995 the aggregate dollar amount of sales charges on sales of shares of the Fund was $225,063 and the amount retained by the Distributor was $3,823.

Financial Statements

     The financial statements for the Fund for the year ended June 30, 1996, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into the Additional Statement. Those financial statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is incorporated herein by reference.

                           APPENDIX A

              DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

     AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Standard & Poor's ratings for municipal note issues are designated SP in order to help investors distinguish more clearly the credit quality of notes as compared to bonds. Notes bearing the designation SP-1 are deemed very strong or to have strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. Notes bearing the designation SP-2 are deemed to have a satisfactory capacity to pay principal and interest.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Moody's Short Term Loan Ratings - There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

     MIG1/VMIG1     This designation denotes best quality. There
                    is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2/VMIG2     This designation denotes high quality. Margins
                    of protection are ample although not so large as in the preceding group.

     MIG3/VMIG3     This designation denotes favorable quality.
                    All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG4/VMIG4     This designation denotes adequate quality.
                    Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

INVESTMENT ADVISER
Citizens Trust Company
One Citizens Plaza
Providence, Rhode Island 02903

ADMINISTRATOR and FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Vernon R. Alden
Paul Y. Clinton
David A. Duffy
Robert L. Krakoff
William J. Nightingale
J. William Weeks

OFFICERS
Lacy B. Herrmann, President
Stephen J. Caridi, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176


Aquila
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Narragansett
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Insured Tax-Free Income Fund

STATEMENT OF
ADDITIONAL
INFORMATION

One of The
Aquilasm Group Of Funds